MERRILL LYNCH LOGO                                                       ANNEX C

COUNTRYWIDE LOGO

PNCBANK LOGO

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

                         $1,590,266,000 (APPROXIMATE)

        COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-SB, CLASS A-4, CLASS A-1A, CLASS AM,
                          CLASS AJ, CLASS B, CLASS C,
                              CLASS D AND CLASS XP

-------------------------------------------------------------------------------

                     MERRILL LYNCH MORTGAGE TRUST 2005-MCP1
                                    Issuer

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                   Depositor

                     MERRILL LYNCH MORTGAGE LENDING, INC.
                COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC.
                        PNC BANK, NATIONAL ASSOCIATION

                             Mortgage Loan Sellers

                          MIDLAND LOAN SERVICES, INC.

                                Master Servicer

                          MIDLAND LOAN SERVICES, INC.

                               Special Servicer

                            WELLS FARGO BANK, N.A.

                                    Trustee

                                 JUNE 10, 2005

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY
INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY
THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR
ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH & CO.                         COUNTRYWIDE SECURITIES CORPORATION

PNC CAPITAL MARKETS, INC.                                  WACHOVIA SECURITIES
-------------------------------------------------------------------------------

MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------
OFFERED CERTIFICATES

                               INITIAL                           APPROX.
            EXPECTED         CERTIFICATE         APPROX.       PERCENTAGE
             RATINGS      PRINCIPAL BALANCE   TOTAL INITIAL    OF INITIAL
         ---------------     OR NOTIONAL          CREDIT        MORTGAGE
  CLASS   MOODY'S   S&P       AMOUNT (1)         SUPPORT      POOL BALANCE
-------- --------- ----- ------------------- --------------- --------------
   A-1     Aaa      AAA        67,693,000        30.000          3.895
   A-2     Aaa      AAA       346,500,000        30.000         19.937
   A-3     Aaa      AAA        47,661,000        30.000          2.742
  A-SB     Aaa      AAA       100,000,000        30.000          5.754
   A-4     Aaa      AAA       526,043,000        30.000         30.267
  A-1A     Aaa      AAA       128,700,000        30.000          7.405
   AM      Aaa      AAA       173,800,000        20.000         10.000
   AJ      Aaa      AAA       115,142,000        13.375          6.625
    B      Aa2       AA        36,932,000        11.250          2.125
    C      Aa3      AA-        15,208,000        10.375          0.875
    D       A2        A        32,587,000         8.500          1.875
 -----     ---      -----     -----------        ------         ------
   XP      Aaa      AAA                  (5)       N/A            N/A
 -----     ---      -----     -------------      ------         ------

               WEIGHTED        PRINCIPAL    ASSUMED FINAL
               AVERAGE          WINDOW      DISTRIBUTION
  CLASS    LIFE (YEARS)(2)   (MO./YR.)(2)      DATE(2)     RATE TYPE
--------  ----------------- -------------- -------------- ----------
   A-1          2.662         07/05-04/10    4/12/2010        (3)
   A-2          4.939         04/10-06/10    6/12/2010        (3)
   A-3          6.909         04/12-06/12    6/12/2012        (3)
  A-SB          7.205         06/10-09/14    9/12/2014        (3)
   A-4          9.716         09/14-05/15    5/12/2015        (3)
  A-1A          9.081         07/05-05/15    5/12/2015        (3)
   AM           9.941         05/15-06/15    6/12/2015        (3)
   AJ           9.953         06/15-06/15    6/12/2015        (3)
    B           9.953         06/15-06/15    6/12/2015        (3)
    C           9.953         06/15-06/15    6/12/2015        (3)
    D           9.953         06/15-06/15    6/12/2015        (3)
 -----          -----         -----------    ---------        ---
   XP            N/A              N/A           N/A         Variable
 -----          -----         -----------    ---------        ---

NON-OFFERED CERTIFICATES

                                    INITIAL            APPROX.
         EXPECTED RATINGS         CERTIFICATE       TOTAL INITIAL
        -------------------  PRINCIPAL BALANCE OR       CREDIT
 CLASS   MOODY'S     S&P      NOTIONAL AMOUNT(1)       SUPPORT
------- --------- --------- ---------------------- ---------------
   E      (4)       (4)          19,553,000            7.375
   F      (4)       (4)          28,242,000            5.750
   G      (4)       (4)          17,380,000            4.750
   H      (4)       (4)          21,725,000            3.500
   J      (4)       (4)           6,518,000            3.125
   K      (4)       (4)           8,690,000            2.625
   L      (4)       (4)           6,517,000            2.250
   M      (4)       (4)           4,345,000            2.000
   N      (4)       (4)           4,345,000            1.750
   P      (4)       (4)           8,690,000            1.250
   Q      (4)       (4)          21,725,522            0.000
------    ---       ---          ----------            -----
   XC     (4)       (4)       1,737,996,522(5)          N/A
------    ---       ---       ---------------          -----

            APPROX.
          PERCENTAGE
          OF INITIAL      WEIGHTED       PRINCIPAL    ASSUMED FINAL
           MORTGAGE     AVERAGE LIFE      WINDOW      DISTRIBUTION
 CLASS   POOL BALANCE    (YEARS)(2)    (MO./YR.)(2)      DATE(2)     RATE TYPE
------- -------------- -------------- -------------- -------------- ----------
   E       1.125           (4)            (4)            (4)           (3)
   F       1.625           (4)            (4)            (4)           (3)
   G       1.000           (4)            (4)            (4)           (3)
   H       1.250           (4)            (4)            (4)           (3)
   J       0.375           (4)            (4)            (4)           (3)
   K       0.500           (4)            (4)            (4)           (3)
   L       0.375           (4)            (4)            (4)           (3)
   M       0.250           (4)            (4)            (4)           (3)
   N       0.250           (4)            (4)            (4)           (3)
   P       0.500           (4)            (4)            (4)           (3)
   Q       1.250           (4)            (4)            (4)           (3)
------     -----           ---            ---            ---           ---
   XC       N/A            (4)            (4)            (4)         Variable
------     -----           ---            ---            ---           ---

(1)   In the case of each such class, subject to a permitted variance of plus or minus 5.0%.
(2)   As of the cut-off date. The weighted average life, principal window and assumed final distribution date were calculated assuming no prepayments will be made on the mortgage loans prior to their related maturity dates
      (except in the case of loans with anticipated repayment dates (ARD loans)
      which are assumed to prepay on their anticipated repayment dates) and the other Modeling Assumptions described in the prospectus supplement.
(3)   The pass-through rates on the class A-1, A-2, A-3, A-SB, A-4, A-1A, AM,
      AJ, B, C, D, E, F, G, H, J, K, L, M. N, P and Q certificates will equal any one of (i) a fixed rate, (ii) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve
      30-day months), (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) and (iv)
      the weighted average of certain net mortgage rates on the mortgage loans
      (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), less a specified percentage.
(4)   Not offered pursuant to the prospectus and prospectus supplement. Any information provided herein regarding the characteristics of these certificates is provided only to enhance your understanding of the offered certificates.
(5)   The class XC and class XP certificates will not have certificate principal balances and their holders will not receive distributions of principal, but such holders will be entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the class XC and class XP certificates, as described in the prospectus supplement. The interest rate applicable to each component of the class XC and class XP certificates for each distribution date will equal the rate specified in the prospectus supplement.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------
TRANSACTION TERMS
--------------------------------------------------------------------------------
NOTE:  CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
       MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT.

ISSUE TYPE       Sequential pay REMIC. Class A-1, A-2, A-3, A-SB, A-4, A-1A, AM,
                 AJ, B, C, D and XP certificates are offered publicly. All other certificates will be privately placed with qualified
                 institutional buyers or with institutional accredited
                 investors.

CUT-OFF DATE     References in this term sheet to the "cut-off date" mean, with respect to each mortgage loan, except as provided below, the related due date of that mortgage loan in June 2005 or, with respect to those mortgage loans, if any, that were originated in May or June 2005 and have their respective first payment dates in July 2005, June 1, 2005 or, with respect to those mortgage loans, if any, that were originated in June 2005 and have their respective first payment dates in August 2005, their respective dates of origination. Any payments or collections that represent amounts due on or before that date will not belong to the trust fund.

MORTGAGE POOL    The mortgage pool consists of 111 mortgage loans with an
                 aggregate initial mortgage pool balance of $1,737,996,523, subject to a variance of plus or minus 5.0%. The mortgage loans are secured by 205 mortgaged real properties located throughout
                 34 states.

LOAN GROUPS      For purposes of making distributions to the class A-1, A-2,
                 A-3, A-SB, A-4 and A-1A certificates, the pool of mortgage loans will be deemed to consist of two distinct groups, loan group 1 and loan group 2. Loan group 1 will consist of 100 mortgage loans, representing approximately 92.6% of the initial mortgage pool balance and that are secured by the various
                 property types that make up the collateral for those mortgage loans, and loan group 2 will consist of 11 mortgage loans, representing approximately 7.4% of the initial mortgage pool balance and that are secured by multifamily and manufactured housing community properties (approximately 63.6% of all the mortgage loans secured by multifamily properties and
                 approximately 68.6% of all the mortgage loans secured by
                 manufactured housing community properties).

ISSUER           Merrill Lynch Mortgage Trust 2005-MCP1

DEPOSITOR        Merrill Lynch Mortgage Investors, Inc.



MORTGAGE LOAN    Merrill Lynch Mortgage Lending, Inc. (MLML)...............56.4% of initial mortgage pool balance
SELLERS          Countrywide Commercial Real Estate Finance, Inc. (CRF)....26.3% of initial mortgage pool balance
                 PNC Bank, National Association (PNC)......................17.3% of initial mortgage pool balance


UNDERWRITERS     Merrill Lynch, Pierce, Fenner & Smith Incorporated
                 Countrywide Securities Corporation
                 PNC Capital Markets, Inc.
                 Wachovia Capital Markets, LLC

TRUSTEE          Wells Fargo Bank, N.A.

MASTER SERVICER  Midland Loan Services, Inc.

SPECIAL SERVICER Midland Loan Services, Inc.

RATING AGENCIES  Moody's Investors Service, Inc.
                 Standard & Poor's Ratings Services, a division of The
                 McGraw-Hill Companies, Inc.

DENOMINATIONS    $25,000 minimum for the offered certificates with principal balances and $100,000 minimum in the case of the class XP
                 certificates.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

CLOSING DATE       On or about June 29, 2005.

SETTLEMENT TERMS   Book-entry through DTC for all offered certificates.

DETERMINATION DATE For any distribution date, the fourth business day prior to the distribution date, except that in the case of 30 mortgage loans, the master servicer may make its determination as to the collections received as of a later date during each month because those mortgage loans provide for monthly debt-service payments to be due on the 8th day of each month.

DISTRIBUTION DATE  The 12th day of each month or, if the 12th day is not a business day, the next succeeding business day, beginning in
                   July 2005.

INTEREST           Each class of offered certificates will be entitled on each
DISTRIBUTIONS      distribution date to interest accrued during the prior
                   calendar month at its pass-through rate for such distribution date on the outstanding certificate balance of such class
                   immediately prior to such distribution date. Interest on the offered certificates will be calculated on the basis of
                   twelve 30-day months and a 360-day year. Interest on the
                   offered certificates will be distributed on each distribution date, to the extent of available funds, in sequential order of class designation, except that the class A-1, A-2, A-3,
                   A-SB, A-4, A-1A, XC and XP are pro rata and pari passu in
                   entitlement to interest. In general, payments of interest in respect of the class A-1, A-2, A-3, A-SB and A-4 certificates will be made to the extent of available funds attributable to the mortgage loans in loan group 1, payments of interest in respect of the class A-1A certificates will be made to the extent of available funds attributable to the mortgage loans in loan group 2, and payments of interest in respect of the class XC and XP certificates will be made to the extent of available funds attributable to mortgage loans in both loan groups. However, if the application of available funds as
                   described in the preceding sentence would result in an
                   interest shortfall to any of those classes of certificates, then payments of interest will be made with respect to all of those classes on a pro rata (based on amount of interest
                   accrued) and pari passu basis without regard to loan groups.

PRINCIPAL          Except as described below, principal will be distributed on
DISTRIBUTIONS      each distribution date, to the extent of available funds, to the most senior class of sequential pay certificates
                   outstanding until its certificate balance is reduced to zero.
                   Payments of principal will be generally made, to the extent of available funds, (i) to the class A-1, A-2, A-3, A-SB and
                   A-4 certificates, in that order, in an amount equal to the funds received or advanced with respect to principal on
                   mortgage loans in loan group 1 and, after the principal
                   balance of the class A-1A certificates has been reduced to zero, the funds received or advanced with respect to
                   principal on mortgage loans in loan group 2, in each case
                   until the principal balance of the subject class of
                   certificates is reduced to zero, and (ii) to the class A-1A certificates, in an amount equal to the funds received or
                   advanced with respect to principal on mortgage loans in loan group 2 and, after the principal balance of the class A-4
                   certificates has been reduced to zero, the funds received or advanced with respect to principal on mortgage loans in loan group 1, until the principal balance of the class A-1A
                   certificates is reduced to zero.

                   Notwithstanding the foregoing, on any distribution date as of which the principal balance of the class A-SB certificates is required to be paid down to its scheduled principal balance for that distribution date in accordance with a specified
                   schedule that will be annexed to the prospectus supplement, distributions of principal will be made, to the extent of
                   available funds, to reduce the principal balance of the class
                   A-SB certificates to its scheduled principal balance for the subject distribution date, out of the funds received or
                   advanced with respect to principal on mortgage loans

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

                   in loan group 1 (prior to any distributions of principal from those loan group 1 funds to any other class of certificates on that distribution date) and, after the principal balance of the class A-1A certificates has been reduced to zero, out of the funds received or advanced with respect to principal on mortgage loans in loan group 2 (prior to any distributions of principal to any other class of certificates on that
                   distribution date).

                   If, due to losses, the certificate balances of the class AM through class Q certificates are reduced to zero, payments of principal to the class A-1, A-2, A-3, A-SB, A-4 and A-1A
                   certificates (to the extent that any two or more of these
                   classes are outstanding) will be made on a pro rata and pari passu basis without regard to loan groups.

                   Following retirement of the class A-1, A-2, A-3, A-SB, A-4 and A-1A certificates, amounts distributable as principal
                   will be distributed (without regard to loan groups) on each distribution date, to the extent of available funds, to the class AM, AJ, B, C, D, E, F, G, H, J, K, L, M, N, P and Q
                   certificates, in that order, in each case until the related certificate balance of the subject class of certificates is reduced to zero.

LOSSES             Losses realized on the mortgage loans and certain
                   default-related and other unanticipated expenses, if any,
                   will be allocated to the class Q, P, N, M, L, K, J, H, G, F,
                   E, D, C, B, AJ and AM certificates, in that order, and then, on a pro rata and pari passu basis to the class A-1, A-2,
                   A-3, A-SB, A-4 and A-1A certificates.

PREPAYMENT         Any prepayment premiums or yield maintenance charges
PREMIUMS AND       collected will be distributed to certificateholders on the
YIELD MAINTENANCE  distribution date following the collection period in which
CHARGES            the prepayment premium was received. On each distribution
                   date, the holders of each class of offered certificates and of the class E, F, G and H certificates then entitled to
                   principal distributions (to the extent such prepayment
                   premium or yield maintenance charge is collected from
                   mortgage loans in the loan group, if applicable, from which such class of certificates is receiving payments of
                   principal) will be entitled to a portion of prepayment
                   premiums or yield maintenance charges equal to the product of
                   (a) the amount of such prepayment premiums or yield
                   maintenance charges, net of workout fees and principal
                   recovery fees payable from it, multiplied by (b) a fraction, which in no event may be greater than 1.0, the numerator of which is equal to the excess, if any, of the pass-through
                   rate of such class of certificates over the relevant discount rate, and the denominator of which is equal to the excess, if any, of the mortgage interest rate of the prepaid mortgage loan over the relevant discount rate, multiplied by (c) a
                   fraction, the numerator of which is equal to the amount of principal distributable on such class of certificates on that distribution date, and the denominator of which is equal to the total principal distribution amount for that distribution date; provided that, if the A-4 and A-1A classes were both outstanding (prior to any distributions) on such distribution date, then the number in clause (c) will be a fraction, the numerator of which is equal to the amount of principal
                   distributable on the subject class of certificates on such distribution date with respect to the loan group that
                   includes the prepaid mortgage loan, and the denominator of which is equal to the portion of the total principal
                   distribution amount for such distribution date that is
                   attributable to the loan group that includes the prepaid
                   mortgage loan.

                   The portion, if any, of the prepayment premiums or yield
                   maintenance charges remaining after any payments described above will be distributed to the holders of the class XP
                   and/or XC certificates as follows: (a) on each distribution
                   date up to and including the distribution date in    , (i) to
                   the holders of the class XP certificates, an amount equal to
                      % of that remaining portion of the prepayment premiums or
                   yield maintenance charges, and (ii) to the holders of the
                   class XC certificates, an amount equal to    % of that
                   remaining portion of the prepayment premiums or yield
                   maintenance charges; and (b) on each distribution date that
                   occurs subsequent to    , to the

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

                   holders of the class XC certificates, an amount equal to 100%
                   of that remaining portion of the prepayment premiums or yield maintenance charges.

                   All prepayment premiums and yield maintenance charges payable as described above will be reduced, with respect to specially serviced mortgage loans, by an amount equal to certain
                   expenses of the trust fund and losses realized in respect of the mortgage loans previously allocated to any class of
                   certificates.

ADVANCES           The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances and servicing
                   advances, including advances of delinquent property taxes and insurance, but only to the extent that such advances are
                   considered recoverable, and, in the case of P&I advances,
                   subject to appraisal reductions that may occur.

APPRAISAL          If any of certain adverse events or circumstances described
REDUCTIONS         in the prospectus supplement occur or exist with respect to any mortgage loan or the mortgaged real property for any
                   mortgage loan, that mortgage loan will be considered a
                   required appraisal loan. An appraisal reduction will
                   generally be made in the amount, if any, by which the
                   principal balance of the required appraisal loan (plus other amounts overdue or advanced in connection with such loan)
                   exceeds 90% of the appraised value of the related mortgaged real property plus all escrows and reserves (including
                   letters of credit) held as additional collateral with respect to the mortgage loan. As a result of calculating an appraisal reduction amount for a given mortgage loan, the interest
                   portion of any P&I advance for such loan will be reduced,
                   which will have the effect of reducing the amount of interest available for distribution to the certificates.

                   A required appraisal loan will cease to be a required
                   appraisal loan when the related mortgage loan has been
                   brought current for at least three consecutive months and no other circumstances exist which would cause such mortgage
                   loan to be a required appraisal loan.

OPTIONAL           The master servicer, the special servicer and certain
TERMINATION        certificateholders will have the option to terminate the
                   trust, in whole but not in part, and purchase the remaining assets of the trust on or after the distribution date on
                   which the stated principal balance of the mortgage loans is less than approximately 1.0% of the initial mortgage pool
                   balance. Such purchase price will generally be at a price
                   equal to the unpaid aggregate principal balance of the
                   mortgage loans, plus accrued and unpaid interest and certain other additional trust fund expenses and the fair market
                   value of any REO properties acquired by the trust following foreclosure.

                   In addition, if, following the date on which the total
                   principal balances of the class A-1, A-2, A-3, A-SB, A-4,
                   A-1A, AM, AJ, B, C and D certificates are reduced to zero, all of the remaining certificates, except the class Z, R-I and R-II certificates, are held by the same
                   certificateholder, the trust fund may also be terminated,
                   subject to such additional conditions as may be set forth in the pooling and servicing agreement, in connection with an exchange of all the remaining certificates for all the
                   mortgage loans and REO properties remaining in the trust fund at the time of exchange.

CONTROLLING CLASS  The most subordinate class of sequential pay certificates that has a class certificate balance greater than 25% of its original certificate balance will be the controlling class of certificates; provided, however, that if no such class of
                   sequential pay certificates satisfies such requirement, the controlling class of certificates will be the most
                   subordinate class of sequential pay certificates with a class certificate balance greater than zero. The holder(s) of
                   certificates representing a majority interest in the
                   controlling class will have the right, subject to the
                   conditions described in the prospectus supplement, to replace the special servicer and select a representative that may
                   direct and advise the special servicer on various servicing matters.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

                   However, in the case of the Westchester mortgage loan, the holder of the most junior Westchester subordinate non-trust loan that has an unpaid principal balance, net of any
                   existing related appraisal reduction amounts, equal to or
                   greater than 25% of its original principal balance, will have the right to direct or advise the special servicer with
                   respect to certain specified servicing actions with respect to the Westchester mortgage loan and the Westchester
                   non-trust loans.

                   Subsequent to the occurrence of (a) a payment delinquency
                   with respect to the Westchester mortgage loan that continues for more than 90 days, (b) the acceleration of the
                   Westchester mortgage loan, (c) a default at maturity of the
                   Westchester mortgage loan or (d) a voluntary bankruptcy by the related borrower, the holder of the Westchester pari
                   passu non-trust loan and the holders of the Westchester
                   subordinate non-trust loans will have the right to purchase the Westchester mortgage loan from the trust at a purchase price described in the prospectus supplement.

                   In the event that a monetary default or certain material
                   non-monetary events of default exist with respect to the
                   Westchester mortgage loan after the expiration of any
                   applicable grace periods, the holders of the Westchester
                   subordinate non-trust loans will have limited rights, but not the obligation, to cure such default.

                   The holder of the Westchester pari passu non-trust loan will have the right, directly or through a representative to
                   consult with the master servicer and/or the special servicer with respect to various servicing matters affecting the
                   Westchester loan combination.

LOAN COMBINATIONS  One (1) mortgage loan (which is The Westchester mortgage loan discussed above) is part of a multi-note loan combination, in which it is pari passu in right of payment and in other
                   respects with one (1) loan, and senior in right of payment and in other respects to three (3) loans, that will not be included in the series 2005-MCP1 trust and that are secured by the same mortgage.

                   Five (5) of the mortgage loans are, in each case, the senior of two mortgage loans in what is referred to as an A/B loan combination, both of which are secured by the same mortgage.
                   The junior loan in each A/B loan combination will not be
                   included in the series 2005-MCP1 trust.

                   See "Description of the Mortgage Pool--Loan Combinations--The
                   Westchester Loan Combination", and "--A/B Loan Combinations"
                   in the prospectus supplement for more information regarding these loan combinations.

ERISA              The offered certificates are expected to be ERISA eligible.

SMMEA              The offered certificates will not be "mortgage related
                   securities" for the purposes of the Secondary Mortgage Market
                   Enhancement Act of 1984.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

CONTACTS

     MERRILL LYNCH & CO.           COUNTRYWIDE SECURITIES CORPORATION
        John Mulligan                      Tom O' Hallaron
   (212) 449-3860 (Phone)               (818) 225-6353 (Phone)
    (212) 738-1491 (Fax)                 (818) 225-4032 (Fax)

          Max Baker                           Stew Ward
   (212) 449-3860 (Phone)               (818) 225-6353 (Phone)
    (212) 738-1491 (Fax)                 (818) 225-4032 (Fax)

          Rich Sigg                        Chris Tokarski
   (212) 449-3860 (Phone)               (818) 225-6331 (Phone)
    (212) 738-1491 (Fax)                 (818) 225-4179 (Fax)

       David Rodgers
   (212) 449-3611 (Phone)
    (212) 449-3658 (Fax)

       Glenn Thaler
   (212) 449-4004 (Phone)
    (212) 449-3658 (Fax)

  PNC CAPITAL MARKETS, INC.          WACHOVIA CAPITAL MARKETS LLC
         Scott Holmes                       William Cohane
    (704) 551-2847 (Phone)              (704) 374-6161 (Phone)
     (704) 643-2088 (Fax)                (704) 715-0066 (Fax)

                                             Scott Fuller
                                        (704) 715-8440 (Phone)
                                         (704) 715-1214 (Fax)

                                              Bill White
                                        (704) 715-8440 (Phone)
                                         (704) 715-1214 (Fax)

                                             Chris Campbell
                                        (704) 715-8440 (Phone)
                                         (704) 715-1214 (Fax)

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
(THE SUM OF THE PERCENTAGE CALCULATIONS MAY NOT EQUAL 100% DUE TO ROUNDING.)

All numerical information provided with respect to the mortgage loans is provided on an approximate basis. All weighted average information provided with respect to the mortgage loans reflects a weighting of the subject mortgage loans based on their respective cut-off date principal balances. When information with respect to the mortgaged real properties is expressed as a percentage of the initial mortgage pool balance, initial loan group 1 balance or initial loan group 2 balance, as the case may be, the percentages are based upon the cut-off date principal balances of the related mortgage loans comprising the mortgage pool, loan group 1 or loan group 2, as the case may be.
If any of the mortgage loans is secured by multiple mortgaged real properties, the cut-off date principal balance has been allocated based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all of the mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the same mortgage loan and (iii) an allocated loan balance specified in the related loan documents. Unless specifically indicated otherwise, statistical information presented with respect to any mortgage loan in the trust that is part of an A/B loan combination excludes the related B-note non-trust loan. Unless specifically indicated otherwise (for example, with respect to loan-to-value and debt service coverage ratios and cut-off date balances per unit of mortgaged real property), statistical information presented with respect to the Westchester mortgage loan excludes the related non-trust loans.

GENERAL CHARACTERISTICS

--------------------------------------------------------------------------------



                                                                                ALL MORTGAGE           LOAN               LOAN
                                                                                   LOANS             GROUP 1            GROUP 2

Initial mortgage pool balance .............................................    $1,737,996,523     $1,609,294,727      $128,701,796
Number of mortgage loans ..................................................               111                100                11
Number of mortgaged properties ............................................               205                194                11
Percentage of Investment Grade Loans(1) ...................................             14.8%              16.0%              0.0%
Average cut-off date principal balance ....................................       $15,657,626        $16,092,947       $11,700,163
Largest cut-off date principal balance ....................................      $200,000,000       $200,000,000       $33,900,000
Smallest cut-off date principal balance ...................................          $727,933           $727,933        $2,787,694
Weighted average mortgage interest rate ...................................           5.3903%            5.3842%           5.4674%
Highest mortgage interest rate ............................................           6.3650%            6.3650%           6.1250%
Lowest mortgage interest rate .............................................           4.6680%            4.6680%           4.8530%
Number of Cross Collateralized Loans Groups ...............................                 6                  6                 0
Cross Collateralized Mortgage Loans as a % of IBP .........................              4.4%               4.7%              0.0%
Number of Multi Property Mortgage Loans ...................................                 6                  6                 0
Multi Property Mortgage Loans as a % of IPB ...............................             18.7%              20.2%              0.0%
Weighted average underwritten DSCR ........................................             1.56x              1.57x             1.41x
Highest underwritten debt service coverage ratio ..........................             2.57x              2.57x             1.97x
Lowest underwritten debt service coverage ratio ...........................             1.19x              1.19x             1.20x
Weighted average cut-off date loan-to-value ratio .........................             68.9%              68.8%             70.6%
Highest cut-off date loan-to-value ratio ..................................             80.0%              80.0%             80.0%
Lowest cut-off date loan-to-value ratio ...................................             38.7%              38.7%             50.7%
Weighted average original term to maturity or anticipated repayment date
 (months) .................................................................               107                106               119
Longest original term to maturity or anticipated repayment date (months) ..               180                180               156
Shortest original term to maturity or anticipated repayment date (months) .                60                 60                84
Weighted average remaining term to maturity or anticipated repayment date
 (months) .................................................................               106                105               117
Longest remaining term to maturity or anticipated repayment date (months) .               179                179               155
Shortest remaining term to maturity or anticipated repayment date (months)                 58                 58                84



See "Summary of Prospectus Supplement--The Mortgage Loans and the Mortgaged
Real Properties--Additional Statistical Information" for a similar table with additional information regarding certain of the mortgage loans.

---------------------
1 It has been confirmed by S&P and Moody's, in accordance with their respective methodologies, that The Westchester, Tharaldson Portfolio IIA and Tharaldson
  Portfolio IIB loans have credit characteristics consistent with investment-grade rated obligations.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL

--------------------------------------------------------------------------------
                PROPERTY TYPE BY STATE MATRIX FOR MORTGAGE POOL

--------------------------------------------------------------------------------
                    % OF INITIAL MORTGAGE POOL BALANCE BY PROPERTY TYPE



                            % OF INITAL
                          MORTGAGE POOL
           STATE             BALANCE       RETAIL    OFFICE    HOSPITALITY

New York ...............       19.8         11.5       6.9         0.6
California .............       15.8          8.5       5.5         0.5
 Southern(1) ...........       14.1          7.3       5.5         0.2
 Northern(1) ...........        1.6          1.2        --         0.2
Virginia ...............        9.7           --       6.2         3.3
Texas ..................        6.8          1.3        --         1.0
Arizona ................        6.6          2.6       2.0         0.2
Hawaii .................        6.4          6.0        --          --
Florida ................        5.8          1.4        --         2.2
Illinois ...............        4.3          2.5       0.9         0.6
Ohio ...................        3.6           --        --         0.2
New Jersey .............        3.4          0.3       1.7          --
Washington .............        2.9          0.6       2.3          --
Missouri ...............        2.0          0.1       0.7         0.4
Michigan ...............        1.8          1.5        --          --
Nevada .................        1.4          0.9        --          --
Kentucky ...............        1.0          0.6        --          --
Connecticut ............        0.9           --        --          --
Kansas .................        0.9          0.9        --          --
Indiana ................        0.9          0.3        --          --
Pennsylvania ...........        0.8          0.3        --          --
Minnesota ..............        0.8           --        --         0.7
Oklahoma ...............        0.8           --        --         0.1
Maryland ...............        0.7           --        --          --
Georgia ................        0.7          0.3        --         0.2
Colorado ...............        0.4          0.3        --          --
Oregon .................        0.4          0.3        --          --
Wisconsin ..............        0.3           --        --         0.1
New Mexico .............        0.2          0.2        --          --
North Carolina .........        0.2           --        --          --
Alaska .................        0.2           --        --          --
Montana ................        0.2           --        --         0.1
Wyoming ................        0.1           --        --         0.1
Nebraska ...............        0.1           --        --          --
Mississippi ............        0.0           --        --          --
West Virginia ..........        0.0           --        --          --
------------------------      -----         ----      ----        ----
Total ..................      100.0%        40.2%     26.2%       10.4%
------------------------      -----         ----      ----        ----

                                           SELF                   MANUFACTURED    MIXED
           STATE           MULTIFAMILY   STORAGE    INDUSTRIAL      HOUSING       USE     OTHER

New York ...............        --         0.8          --             --          --      --
California .............       0.2         0.7         0.2             --         0.2      --
 Southern(1) ...........       0.2         0.7          --             --         0.2      --
 Northern(1) ...........        --          --         0.2             --          --      --
Virginia ...............        --         0.2          --             --          --      --
Texas ..................       4.4          --          --             --          --      --
Arizona ................       1.8          --          --             --          --      --
Hawaii .................        --          --          --             --         0.4      --
Florida ................        --         0.2          --            2.0          --      --
Illinois ...............        --         0.3          --             --          --      --
Ohio ...................        --         0.2         3.2             --          --      --
New Jersey .............       1.1         0.3          --             --          --      --
Washington .............        --          --          --             --          --      --
Missouri ...............        --         0.2          --             --         0.7      --
Michigan ...............        --         0.3          --             --          --      --
Nevada .................       0.5          --          --             --          --      --
Kentucky ...............        --          --         0.4             --          --      --
Connecticut ............        --          --         0.5             --         0.5      --
Kansas .................        --          --          --             --          --      --
Indiana ................       0.4         0.2          --             --          --      --
Pennsylvania ...........       0.3          --         0.2             --          --      --
Minnesota ..............        --         0.1          --             --          --      --
Oklahoma ...............       0.6         0.1          --             --          --      --
Maryland ...............        --          --          --             --          --     0.7
Georgia ................       0.2          --          --             --          --      --
Colorado ...............        --         0.1          --             --          --      --
Oregon .................        --         0.1          --             --          --      --
Wisconsin ..............        --         0.2          --             --          --      --
New Mexico .............        --          --          --             --          --      --
North Carolina .........        --         0.2          --             --          --      --
Alaska .................        --         0.2          --             --          --      --
Montana ................        --         0.1          --             --          --      --
Wyoming ................        --          --          --             --          --      --
Nebraska ...............        --         0.1          --             --          --      --
Mississippi ............        --         0.0          --             --          --      --
West Virginia ..........        --         0.0          --             --          --      --
-------------------------      ---         ---         ---            ---         ---     ---
Total ..................       9.5%        4.7%        4.5%           2.0%        1.8%    0.7%
-------------------------      ---         ---         ---            ---         ---     ---


---------------------
1 For purposes of determining whether a mortgaged real property is located in
  Northern California or Southern California, Northern California includes areas with zip codes of 93600 and above and Southern California includes areas below
  93600.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL

--------------------------------------------------------------------------------



                                                                       CUT-OFF DATE     % OF INITIAL
                                                        NUMBER OF       PRINCIPAL     MORTGAGE POOL
                                                    MORTGAGE LOANS       BALANCE         BALANCE

Interest Only ....................................         4        $  416,450,000          24.0
Partial IO(1) ....................................        38        $  646,676,000          37.2
Single Tenant ....................................        16        $  103,363,712           5.9
Loans  (greater than)  50% Single Tenant .........        27        $  213,213,140          12.3
Current Secondary Debt ...........................        15        $  556,262,859          32.0
Future Secondary Debt Permitted ..................        22        $  546,381,489          31.4
Lockbox ..........................................        53        $1,251,408,681          72.0
Escrow Type(2)
 TI/LC Reserves(3) ...............................        50        $  630,041,246          49.4
 Real Estate Tax .................................        97        $1,304,167,843          75.0
 Insurance .......................................        85        $1,137,578,317          65.5
 Replacement Reserves ............................        89        $1,097,909,370          63.2


SELECT CHARACTERISTICS OF LOAN GROUP 1

--------------------------------------------------------------------------------



                                                                       CUT-OFF DATE     % OF INITIAL
                                                        NUMBER OF       PRINCIPAL      LOAN GROUP 1
                                                    MORTGAGE LOANS       BALANCE         BALANCE

Interest Only ....................................         4        $  416,450,000          25.9
Partial IO(1) ....................................        34        $  585,476,000          36.4
Single Tenant ....................................        16        $  103,363,712           6.4
Loans  (greater than)  50% Single Tenant .........        27        $  213,213,140          13.2
Current Secondary Debt ...........................        14        $  545,762,859          33.9
Future Secondary Debt Permitted ..................        19        $  534,848,069          33.2
Lockbox ..........................................        51        $1,221,679,532          75.9
Escrow Type(2)
 TI/LC Reserves(3) ...............................        50        $  630,041,246          49.4
 Real Estate Tax .................................        87        $1,194,421,597          74.2
 Insurance .......................................        75        $1,027,832,071          63.9
 Replacement Reserves ............................        78        $  969,207,574          60.2


SELECT CHARACTERISTICS OF LOAN GROUP 2

--------------------------------------------------------------------------------



                                                                       CUT-OFF DATE     % OF INITIAL
                                                        NUMBER OF       PRINCIPAL      LOAN GROUP 2
                                                    MORTGAGE LOANS       BALANCE         BALANCE

Interest Only ....................................         0          $          0           0.0
Partial IO(1) ....................................         4          $ 61,200,000          47.6
Single Tenant ....................................         0          $          0           0.0
Loans  (greater than)  50% Single Tenant .........         0          $          0           0.0
Current Secondary Debt ...........................         1          $ 10,500,000           8.2
Future Secondary Debt Permitted ..................         3          $ 11,533,419           9.0
Lockbox ..........................................         2          $ 29,729,149          23.1
Escrow Type(2)
 Real Estate Tax .................................        10          $109,746,246          85.3
 Insurance .......................................        10          $109,746,246          85.3
 Replacement Reserves ............................        11          $128,701,796         100.0


---------------------
1 Includes 2 mortgage loans (1.4% of the initial mortgage pool balance and 1.5%
  of the initial loan group 1 balance) which are ARD loans, and require the payment of interest only on each due date until the expiration of a designated period and the amortization of principal following this expiration.
2 Does not include mortgage loans with upfront reserves.
3 TI/LC escrows are expressed as a percentage of only the mortgage loans secured by office, retail, mixed use, industrial and other properties.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       10

MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL

--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE ($)



          RANGE OF           NUMBER OF      AGGREGATE
          CUT-OFF             MORTGAGE     CUT-OFF DATE      % OF       % OF      % OF
       DATE BALANCES           LOANS         BALANCE         POOL     GROUP 1    GROUP 2
--------------------------- ----------- ----------------- ---------- --------- ----------

  727,933 - 2,999,999          13         $29,737,558       1.7        1.5       4.5
  3,000,000 - 3,999,999         5          17,410,995       1.0        1.1       0.0
  4,000,000 - 4,999,999        13          56,322,270       3.2        3.5       0.0
  5,000,000 - 5,999,999        12          67,139,311       3.9        3.5       9.0
  6,000,000 - 6,999,999         2          12,315,000       0.7        0.8       0.0
  7,000,000 - 7,999,999         8          59,665,298       3.4        2.8      11.4
  8,000,000 - 9,999,999        12         109,555,486       6.3        6.2       7.3
  10,000,000 - 12,999,999      15         170,507,259       9.8        9.9       8.2
  13,000,000 - 19,999,999      13         205,575,007      11.8       11.6      14.7
  20,000,000 - 49,999,99       12         371,280,340      21.4       19.5      45.0
  50,000,000 - 99,999,999       4         318,488,000      18.3       19.8       0.0
  100,000,000 - 200,000,000     2         320,000,000      18.4       19.9       0.0
                              ---       --------------    -----      -----     -----
  Total:                      111      $1,737,996,523     100.0%     100.0%    100.0%
                              ===       ==============    =====      =====     =====

  MIN: $727,933               MAX: $200,000,000             WTD. AVERAGE: $15,657,626

------------------------------------------------------------------------------------


DEBT SERVICE COVERAGE RATIO (X)

   RANGE OF     NUMBER OF      AGGREGATE
 UNDERWRITTEN    MORTGAGE     CUT-OFF DATE      % OF      % OF      % OF
     DSCRS        LOANS         BALANCE         POOL    GROUP 1    GROUP 2
-------------- ----------- ----------------- --------- --------- ----------
  1.19 - 1.24      24        $394,372,887       22.7     23.3       15.4
  1.25 - 1.29      17         183,674,953       10.6      8.9       32.0
  1.30 - 1.34      10         166,710,277        9.6      8.7       20.8
  1.35 - 1.39      15          88,399,605        5.1      4.8        8.2
  1.40 - 1.44       8         122,909,259        7.1      7.6        0.0
  1.45 - 1.49       7          49,729,601        2.9      2.7        4.5
  1.50 - 1.59      12         249,084,152       14.3     15.5        0.0
  1.60 - 1.99      14         221,512,489       12.7     12.2       19.2
  2.00 - 2.57       4         261,603,300       15.1     16.3        0.0
                  ---      --------------      -----    -----      -----
  Total:          111      $1,737,996,523      100.0%   100.0%     100.0%
                  ===      ==============      =====    =====      =====

  MIN: 1.19X                 MAX: 2.57X           WTD. AVERAGE: 1.56X

--------------------------------------------------------------------------------

MORTGAGE RATE (%)

                   NUMBER OF      AGGREGATE
     RANGE OF       MORTGAGE     CUT-OFF DATE      % OF      % OF      % OF
  MORTGAGE RATES     LOANS         BALANCE         POOL    GROUP 1    GROUP 2
----------------- ----------- ----------------- --------- --------- ----------
  4.6680 - 4.7499      1        $200,000,000       11.5      12.4       0.0
  4.7500 - 4.9999      4         233,818,001       13.5      13.4      14.7
  5.0000 - 5.2499     13         203,514,285       11.7      12.0       8.2
  5.2500 - 5.4999     34         350,457,815       20.2      18.3      43.9
  5.5000 - 5.5999     10          94,465,388        5.4       5.5       4.5
  5.6000 - 5.6999     14         258,640,173       14.9      16.1       0.0
  5.7000 - 5.7499     12          94,225,149        5.4       5.7       2.3
  5.7500 - 5.9999     11         161,857,603        9.3      10.1       0.0
  6.0000 - 6.2499      6          74,962,333        4.3       2.5      26.4
  6.2500 - 6.3650      6          66,055,774        3.8       4.1       0.0
                     ---      --------------      -----     -----     -----
  Total:             111      $1,737,996,523      100.0%    100.0%    100.0%
                     ===      ==============      =====     =====     =====

  MIN:  4.6680%               MAX:  6.3650%          WTD. AVERAGE: 5.3903%

--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

   RANGE OF
   CUT-OFF     NUMBER OF      AGGREGATE
     DATE       MORTGAGE     CUT-OFF DATE      % OF      % OF      % OF
  LTV RATIOS     LOANS         BALANCE         POOL    GROUP 1    GROUP 2
------------- ----------- ----------------- --------- --------- ----------
  38.7 - 49.9      3        $205,610,114       11.8      12.8       0.0
  50.0 - 59.9     13         143,188,260        8.2       7.2      21.4
  60.0 - 64.9      6          33,564,147        1.9       2.1       0.0
  65.0 - 69.9     18         303,607,626       17.5      16.8      25.9
  70.0 - 74.9     23         373,726,264       21.5      22.6       8.0
  75.0 - 80.0     48         678,300,110       39.0      38.6      44.8
                 ---      --------------      -----     -----     -----
  Total:         111      $1,737,996,523      100.0%    100.0%    100.0%
                 ===      ==============      =====     =====     =====

  MIN: 38.7%             MAX: 80.0%                WTD. AVERAGE: 68.9%

--------------------------------------------------------------------------------

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO (%)

       RANGE OF         NUMBER OF      AGGREGATE
 MATURITY DATE OR ARD    MORTGAGE     CUT-OFF DATE      % OF     % OF     % OF
 LOAN-TO-VALUE RATIOS     LOANS         BALANCE         POOL   GROUP 1  GROUP 2
---------------------- ----------- ----------------- -------- --------- -------
  Full Amortizing           3         $10,707,083        0.6      0.7     0.0
  34.9 - 49.9              12         328,325,808       18.9     18.7    21.4
  50.0 - 54.9              15         128,423,779        7.4      8.0     0.0
  55.0 - 59.9              16         215,504,729       12.4     11.3    25.9
  60.0 - 62.4               5          21,248,681        1.2      1.1     2.3
  62.5 - 64.9              13          97,505,163        5.6      6.1     0.0
  65.0 - 67.4              22         323,510,294       18.6     18.8    15.9
  67.5 - 69.9              10         250,330,985       14.4     14.9     8.2
  70.0 - 76.1              15         362,440,000       20.9     20.4    26.3
                          ---      --------------      -----    -----   -----
  Total:                  111      $1,737,996,523      100.0%   100.0%  100.0%
                          ===      ==============      =====    =====   =====

  MIN:  0.0%                  MAX: 76.1%                WTD. AVERAGE: 60.6%

--------------------------------------------------------------------------------

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       11

MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL

--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY OR ARD (MOS)

    RANGE OF
 ORIGINAL TERMS
   TO MATURITY    NUMBER OF      AGGREGATE
     OR ARD        MORTGAGE     CUT-OFF DATE      % OF      % OF      % OF
    (MONTHS)        LOANS         BALANCE         POOL    GROUP 1    GROUP 2
---------------- ----------- ----------------- --------- --------- ----------
  60 - 60             6         $344,425,823      19.8      21.4       0.0
  61 - 84             3           58,082,201       3.3       3.2       5.6
  85 - 120           94        1,197,453,173      68.9      67.0      92.2
  121 - 180           8          138,035,325       7.9       8.4       2.2
                     ---      --------------     -----     -----     -----
  Total:             111      $1,737,996,523     100.0%    100.0%    100.0%
                     ===      ==============     =====     =====     =====

  MIN: 60 MOS.           MAX: 180 MOS.            WTD. AVERAGE:  107 MOS.

--------------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM (MOS)

    RANGE OF
    ORIGINAL
  AMORTIZATION   NUMBER OF      AGGREGATE
     TERMS        MORTGAGE     CUT-OFF DATE      % OF      % OF      % OF
    (MONTHS)       LOANS         BALANCE         POOL    GROUP 1    GROUP 2
--------------- ----------- ----------------- --------- --------- ----------
  Interest Only      4       $  416,450,000      24.0      25.9       0.0
  120 - 299          5           68,310,383       3.9       4.2       0.0
  300 - 329         20          258,036,781      14.8      15.7       4.5
  330 - 360         82          995,199,358      57.3      54.2      95.5
                   ---       --------------     -----     -----     -----
  Total:           111       $1,737,996,523     100.0%    100.0%    100.0%
                   ===       ==============     =====     =====     =====

  MIN: 120 MOS.          MAX: 360 MOS.          WTD. AVERAGE(1):  341 MOS.

--------------------------------------------------------------------------------

AMORTIZATION TYPES FOR ALL MORTGAGE LOANS

                                                     % BY
                                                   CUT-OFF
                                     AGREGATE        DATE
                       NUMBER      CUT-OFF DATE      POOL      % OF      % OF
 AMORTIZATION TYPES   OF LOANS       BALANCE       BALANCE   GROUP 1    GROUP 2
-------------------- ---------- ----------------- --------- --------- ----------
  ARD                    4     $   21,105,000         1.2       1.3       0.0
  Balloon               62        643,058,440        37.0      35.8      52.4
  Fully Amortizing       3         10,707,083         0.6       0.7       0.0
  Interest Only          4        416,450,000        24.0      25.9       0.0
  IO-ARD                 2         23,800,000         1.4       1.5       0.0
  IO-Balloon            36        622,876,000        35.8      34.9      47.6
                       ---     --------------       -----     -----     -----
  Total:               111     $1,737,996,523       100.0%    100.0%    100.0%
                       ===     ==============       =====     =====     =====

REMAINING TERM TO MATURITY OR ARD (MOS)

   RANGE OF
  REMAINING
    TERMS
 TO MATURITY   NUMBER OF      AGGREGATE
    OR ARD      MORTGAGE     CUT-OFF DATE      % OF      % OF      % OF
   (MONTHS)      LOANS         BALANCE         POOL    GROUP 1    GROUP 2
------------- ----------- ----------------- --------- --------- ----------
  58 - 84          9      $  402,508,025       23.2      24.6       5.6
  85 - 119        73         775,243,173       44.6      40.8      92.2
  120 - 179       29         560,245,325       32.2      34.6       2.2
                 ---      --------------      -----     -----     -----
  Total:         111      $1,737,996,523      100.0%    100.0%    100.0%
                 ===      ==============      =====     =====     =====

  MIN: 58 MOS.           MAX: 179 MOS.            WTD. AVERAGE: 106 MOS.

--------------------------------------------------------------------------------

REMAINING STATED AMORTIZATION TERM (MOS)

   RANGE OF
   REMAINING
 AMORTIZATION   NUMBER OF      AGGREGATE
     TERMS       MORTGAGE     CUT-OFF DATE     % OF      % OF      % OF
   (MONTHS)       LOANS         BALANCE        POOL    GROUP 1    GROUP 2
-------------- ----------- ----------------- -------- --------- ----------
  118-120           1      $    2,862,452      0.2       0.2        0.0
  121 - 360       107       1,318,684,071     75.9      73.9      100.0
                  ---      --------------     ----      ----      -----
  Total:          111      $1,321,546,523     76.0%     74.1%     100.0%
                  ===      ==============     ====      ====      =====

  MIN: 118 MOS.          MAX: 360 MOS.          WTD. AVERAGE(1): 341 MOS.

--------------------------------------------------------------------------------

PARTIAL IO TERM (MOS)

                                  AGGREGATE    % OF INITIAL
                    NUMBER OF   CUT-OFF DATE     MORTGAGE
     RANGE OF        MORTGAGE     PRINCIPAL        POOL        % OF     % OF
 PARTIAL IO TERMS     LOANS        BALANCE       BALANCE     GROUP 1   GROUP 2
------------------ ----------- -------------- ------------- --------- --------
  9 - 12                6       $ 51,081,000        2.9        2.6       7.3
  13 - 24              14        249,370,000       14.3       14.4      13.9
  25 - 36               8        105,650,000        6.1        4.5      26.3
  37 - 60              10        240,575,000       13.8       33.1       0.0
                       --       ------------       ----       ----      ----
  Total:               38       $646,676,000       37.2%      54.5%     47.6%
                       ==       ============       ====       ====      ====

  MIN: 9 MOS.            MAX: 60 MOS.             WTD. AVERAGE: 38 MOS.

---------------------
1 Does not include interest only loans.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       12

MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

MORTGAGE POOL PREPAYMENT PROFILE

--------------------------------------------------------------------------------



                                                                    % OF
                                                                 REMAINING          % OF            % OF
               MONTHS                         AGGREGATE        MORTGAGE POOL      REMAINING       REMAINING
                SINCE                         REMAINING          BALANCE--      MORTGAGE POOL   MORTGAGE POOL
               CUT-OF      NUMBER OF          PRINCIPAL           LOCKOUT/     BALANCE--YIELD     BALANCE--
     DATE       DATE    MORTGAGE LOANS         BALANCE(1)       DEFEASANCE(2)    MAINTENANCE        OPEN       TOTAL
------------- -------- ---------------- --------------------- --------------- ---------------- -------------- ------

  12/1/2005        6          111         1,732,665,829.24        100.00            0.00            0.00        100
  12/1/2006       18          111         1,720,739,531.48        100.00            0.00            0.00        100
  12/1/2007       30          111         1,706,099,214.57         98.96            1.04            0.00        100
  12/1/2008       42          111         1,688,420,712.26         95.92            4.08            0.00        100
  12/1/2009       54          111         1,668,879,573.00         83.64            4.38           11.98        100
  12/1/2010       66          105         1,304,917,171.68         93.22            6.78            0.00        100
  12/1/2011       78          105         1,280,936,315.54         93.22            6.78            0.00        100
  12/1/2012       90          102         1,203,122,762.82         92.93            7.07            0.00        100
  12/1/2013      102          101         1,172,910,822.77         92.90            7.10            0.00        100
  12/1/2014      114           98         1,076,792,261.07         78.59            6.42           14.99        100
  12/1/2015      126            3             4,204,935.20         44.50           55.50            0.00        100
  12/1/2016      138            2             3,640,623.85         37.54           62.46            0.00        100
  12/1/2017      150            2             3,219,049.25         31.36           68.64            0.00        100
  12/1/2018      162            1               630,801.73        100.00            0.00            0.00        100
  12/1/2019      174            1               229,717.49        100.00            0.00            0.00        100
  12/1/2020      186            0                       --          0.00            0.00            0.00          0


---------------------
1 Calculated assuming that no mortgage loan prepays, defaults or is repurchased prior to stated maturity (except that mortgage loans with anticipated repayment dates (ARD loans) are assumed to prepay on their anticipated repayment dates). Otherwise calculated based on Modeling Assumptions to be described in the prospectus supplement.
2 Mortgage loans included in this category are locked out from prepayment, but may include periods during which defeasance is permitted. Also included is the entire amount of one loan ($63,000,000), HSA Industrial Portfolio I, that allows partial prepayment of up to $25,000,000 together with the payment of the greater of 1% of the principal amount being prepaid and a yield maintenance formula in connection with a partial property release in accordance with the conditions of the loan documents at any time prior to the date that is two years from the closing date of this securitization.

TEN LARGEST MORTGAGE LOANS OR GROUPS OF CROSS-COLLATERALIZED MORTGAGE LOANS

--------------------------------------------------------------------------------
The following table and summaries describe the ten largest mortgage loans or groups of cross-collateralized mortgage loans in the mortgage pool as measured by cut-off date principal balance:



                                                           NUMBER OF
                                                           MORTGAGE
                                                            LOANS/                           SHADOW
                                       MORTGAGE            MORTGAGED      CUT-OFF DATE       RATING
                                         LOAN      LOAN      REAL           PRINCIPAL       MOODY'S/
              LOAN NAME                 SELLER    GROUP   PROPERTIES         BALANCE          S&P(1)
------------------------------------- ---------- ------- ------------ -------------------- ----------

 The Westchester ....................    MLML       1         1/1      $ 200,000,000.00      A3/AA-
 711 Third Avenue ...................    MLML       1         1/1      $ 120,000,000.00       NAP
 Queen Ka'ahumanu Center ............    MLML       1         1/1      $  92,000,000.00       NAP
 ACP Woodland Park I ................    CRF        1         1/3      $  88,500,000.00       NAP
 U-Haul Self Storage Portfolio I.....    MLML       1        1/54      $  74,988,000.00       NAP
 HSA Industrial Portfolio I .........    CRF        1         1/9(4)   $  63,000,000.00       NAP
 Norfolk Waterside Marriott .........    MLML       1         1/1      $  40,508,044.25       NAP
 Prium Office Portfolio II ..........    MLML       1        1/11      $  40,353,238.51       NAP
 The Mansions at Canyon
  Springs Country Club
  Apartments ........................    PNC        1         1/1      $  37,360,000.00       NAP
 Webster Place Shopping Center.......    CRF        1         1/1      $  36,700,000.00       NAP
                                                             ----      ----------------
 TOTAL ..............................                       10/83      $ 793,409,282.76

                                         % OF
                                        INITIAL                                 LOAN              CUT-OFF
                                       MORTGAGE                               BALANCE               DATE
                                         POOL       PROPERTY      PROPERTY      PER                 LTV
              LOAN NAME                 BALANCE       TYPE          SIZE(2)   SF/UNIT   DSCR(X)   RATIO(%)
------------------------------------- ---------- -------------- ------------ --------- --------- ---------

 The Westchester ....................     11.5%      Retail        831,841        240     2.57(3)  42.9(3)
 711 Third Avenue ...................      6.9%      Office        550,651        218     1.57     66.7
 Queen Ka'ahumanu Center ............      5.3%      Retail        556,511        165     1.60     74.2
 ACP Woodland Park I ................      5.1%      Office        479,166        185     1.23     74.9
 U-Haul Self Storage Portfolio I.....      4.3%   Self Storage   1,083,787         69     1.42     75.1
 HSA Industrial Portfolio I .........      3.6%    Industrial    2,270,205         28     1.19     79.8
 Norfolk Waterside Marriott .........      2.3%    Hospitality         405    100,020     1.60     68.7
 Prium Office Portfolio II ..........      2.3%      Office        341,558        118     1.30     78.9
 The Mansions at Canyon
  Springs Country Club
  Apartments ........................      2.1%    Multifamily         360    103,778     1.32     75.1
 Webster Place Shopping Center.......      2.1%      Retail        134,329        273     1.23     75.8
                                          ----                                            -----    -----
 TOTAL ..............................     45.7%                                           1.70X    65.9%


---------------------
1 Moody's Investors Service, Inc. and Standard and Poor's Ratings Services, a
  division of The McGraw-Hill Companies, Inc. have indicated that, in accordance with their respective methodologies, the credit characteristics of the related loan(s), are consistent with the characteristics of the applicable rated obligation.
2 Property size is indicated in rooms (for hospitality properties), square feet
  (for office, industrial and retail properties) and units (for self storage properties).
3 Such ratios with respect to The Westchester loan combination are based on the aggregate indebtedness of The Westchester mortgage loan that will be included in the trust and the Westchester pari passu non-trust loan, but exclude The
  Westchester subordinate non-trust loans.
4 There are ten buildings; two of them are adjacent to one another and are leased to the same tenant and essentially function as one property. These two buildings are assigned an aggregate allocated loan amount and are treated as a single property for release purposes.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       13

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

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--------------------------------------------------------------------------------

THE WESTCHESTER

[2 PHOTOGRAPHS OMITTED]

                         PROPERTY INFORMATION

 Number of Mortgaged Real Properties                              1
 Location (City/State)                             White Plains, NY
 Property Type                                      Anchored Retail
 Size (Square Feet)                                         831,841
 Percentage in-line Occupancy as of May 19, 2005              97.0%
 Year Built                                                    1995
 Year Renovated                                                 NAP
 Appraisal Value                                       $700,000,000
 # of Tenants                                                   144
 Average Rent Per Square Foot                                $32.46
 Underwritten Occupancy                                       98.2%(1)
 Underwritten Revenues                                  $54,731,010
 Underwritten Total Expenses                            $17,228,319
 Underwritten Net Cash Flow (NOI)                       $37,502,691
 Underwritten Net Cash Flow (NCF)                       $36,436,269

                      MORTGAGE LOAN INFORMATION

 Mortgage Loan Seller                                          MLML
 Loan Group                                                       1
 Origination Date                                      June 1, 2005
 Cut-off Date Principal Balance                        $200,000,000
 Cut-off Date Loan Balance Per SF                              $240(2)
 Percentage of Initial Mortgage Pool Balance                  11.5%
 Number of Mortgage Loans                                         1
 Type of Security (fee/leasehold)                     Fee/Leasehold
 Mortgage Rate                                              4.6680%
 Amortization Type                                    Interest Only
 IO Period (Months)                                              60
 Original Term to Maturity/ARD (Months)                          60
 Original Amortization Term (Months)                              0
 Lockbox                                                       Hard
 Cut-off Date LTV Ratio                                       42.9%(2,3)
 LTV Ratio at Maturity or ARD                                 42.9%(2,4)
 Underwritten DSCR on NOI                                     2.64x(2,5)
 Underwritten DSCR on NCF                                     2.57x(2,6)
 Shadow Rating (S&P/Moody's)                                 AA-/A3(7)

-----------------
1 Represents in-line occupancy only. The anchors, Nordstrom and Neiman Marcus, were underwritten at 100% occupancy given their respective credit rating.
2 Based on the aggregate principal balance of the Westchester mortgage loan and the ($100,000,000) Westchester pari passu non-trust loan evidencing the
  Westchester loan combination, but excluding the related $60 million, $50 million and $90 million subordinate non-trust loans.
3 If the subordinate non-trust loans had been included in the calculation, the resulting Cut-Off Date LTV Ratio would have been 71.4%.
4 If the subordinate non-trust loans had been included in the calculation, the resulting LTV Ratio at maturity or ARD would have been 71.4%.
5 If the subordinate non-trust loans had been included in the calculation, the resulting Underwritten DSCR on NOI would have been 1.58x.
6 If the subordinate non-trust loans had been included in the calculation, the resulting Underwritten DSCR on NCF would have been 1.54x.
7 It has been confirmed by S&P and Moody's in accordance with their respective methodologies that The Westchester mortgage loan has credit characteristics consistent with a AA- and A3 investment grade obligation, respectively.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       14

MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       15

MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan ("The Westchester Loan") is evidenced by one (1) of five (5) promissory notes secured by a first mortgage encumbering a class A regional mall located in White Plains, New York ("The Westchester Property").
The Westchester Loan has a principal balance of $200,000,000 as of the cut-off date and represents approximately 11.5% of the initial mortgage pool balance and approximately 12.4% of the initial loan group 1 balance and is shadow rated
A3 and AA- by Moody's and S&P respectively. The Westchester Loan was originated on June 1, 2005 and has a remaining term of 60 months to its maturity date of
June 1, 2010. The Westchester Loan provides for 60 months of interest only payments during its remaining loan term. The Westchester Loan may be prepaid on or after September 1, 2009 and permits defeasance with United States government obligations beginning two years after the creation of the securitization trust.

One of the five promissory notes, which has a principal balance of $100,000,000 as of the cut-off date, is pari passu in right of payment and in other respects to The Westchester Loan and has the same interest rate, maturity date and amortization term as The Westchester Loan and is held outside the trust. The other three (3), which have principal balances of $60,000,000, $50,000,000 and
$90,000,000, as of the cut-off date, are subordinate in right of payment and in other respects to The Westchester Loan and The Westchester pari passu non-trust loan.

THE BORROWER. The borrower, Westchester Mall, LLC ("The Westchester Borrower"),
a Delaware limited liability company, is a single purpose entity controlled indirectly by Simon Property Group, L.P. (NYSE: SPG) (Rated "BBB+" by S&P,
"Baa2" by Moody's, and "BBB" by Fitch) ("SPG"), which has an indirect 40%
ownership interest in The Westchester Borrower. Institutional Mall Investors,
LLC ("IMI") also has an indirect 40% ownership interest in The Westchester
Borrower. California Public Employees' Retirement System ("CalPERS") has a 99%
ownership interest in IMI.

SPG is an Indianapolis-based real estate investment trust primarily engaged in the ownership, operation, leasing, management, acquisition, expansion and development of primarily regional malls and community shopping centers. SPG is the largest publicly traded retail real estate company in North America with a total equity market capitalization of approximately $14 billion as of April 23,
2005. As of December 31, 2004, SPG owned or held an interest in 296 income-producing properties in the United States, which consisted of 171 regional malls, 71 community shopping centers, 31 premium outlet centers and 23 other properties in 40 states plus Puerto Rico. In addition, SPG also own interests in twelve parcels of land held in the United States for future development and have ownership interests in 51 European shopping centers
(located in France, Italy, Poland and Portugal); five premium outlet centers in
Japan; one premium outlet center in Mexico; and one shopping center in Canada.
For the year ended December 31, 2004, SPG had total revenues of $2.7 billion and net income of $449.9 million.

CalPERS provides retirement and health benefits to more than 1.4 million public employees, retirees, and their families and more than 2,500 employers. With
$184.6 billion in assets under management, CalPERS is one of the world's largest financial services organizations. As of February 28, 2005, CalPERS'
total real estate investments have an estimated value of $11.4 billion.

LOCKBOX. The Westchester Loan requires a "Hard Lockbox with Springing Cash
Management". The Westchester Borrower will be required to instruct all tenants to make their monthly rental payments directly into a bank account acceptable to and for the benefit of the lender (the "Lockbox Account"). The lender will receive a first priority pledge of the Lockbox Account as additional security for The Westchester Loan. All sums deposited in the Lockbox Account will be transferred to the borrower on each business day. Cash management is triggered upon (i) an event of default under the loan documents or (ii) net operating income for the trailing four calendar quarters as of the end of any two consecutive calendar quarters having decreased to less than $27,101,250.00 (a
"Cash Management Trigger Event"). Following a Cash Management Trigger Event,
all amounts on deposit in the Lockbox Account will be transferred on a weekly basis to a lender-controlled account (the "Cash Management Account") and will be disbursed by the lender in accordance with the payment priorities set forth in the related mortgage loan documents. A Cash Management Trigger Event will be terminated: (i) if the net operating income from the Westchester Property certified by Westchester Borrower in its quarterly financial statements is such that the net operating income for the trailing four calendar quarters as of the end of any two consecutive calendar quarters shall have increased to an amount equal to or greater than $27,101,250.00, or (ii) if The Westchester Loan is paid in full or defeased in accordance with the loan documents.

THE PROPERTY. Constructed in 1995, The Westchester Property is a three-story upscale regional mall with approximately 831,000 SF of net rentable space located in White Plains, Westchester County, New York. The Westchester Property
is anchored by Nordstrom and Neiman Marcus. Major tenants include Crate &
Barrel, Brooks Brothers, Restoration Hardware, Fye, Victoria's Secret, Pottery
Barn, Banana Republic, Abercrombie & Fitch and Anthropologie.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       16

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--------------------------------------------------------------------------------

The following table presents certain information relating to the major tenants at The Westchester Property:



                                                     TENANT INFORMATION(1)
------------------------------------------------------------------------------------------------------------------------------
           TENANT NAME                   PARENT COMPANY          CREDIT RATINGS    SQUARE    % OF GLA   BASE RENT      LEASE
                                                                 (MOODY'S/S&P)(2)   FEET                   PSF      EXPIRATION

 Nordstrom(3) ................         Nordstrom, Inc.              Baa1/A-       206,197      24.8%       NAP       3/31/2035
 Neiman Marcus ...............  The Neiman Marcus Group, Inc.       Baa2/BBB      143,196      17.2%     $ 6.54      1/21/2017
 Crate & Barrel ..............     Euromarket Designs Inc.           NR/NR         32,591       3.9%     $27.00      1/31/2011
 Brooks Brothers .............   Retail Brand Alliance, Inc.         NR/NR         12,363       1.5%     $48.81     3/31/ 2010
 Restoration Hardware ........    Restoration Hardware,Inc.          NR/NR         10,500       1.3%     $33.00     8/31/ 2010
 Victoria's Secret ...........       Limited Brands, Inc.           Baa2/BBB       10,000       1.2%     $55.00     1/31/ 2015


The following table presents certain information relating to the lease rollover schedule at The Westchester Property:

                       LEASE ROLLOVER SCHEDULE(4)
                         NUMBER      SQUARE      % OF                  % OF BASE
                       OF LEASES     FEET        GLA       BASE RENT      RENT
          YEAR          EXPIRING   EXPIRING   EXPIRING     EXPIRING     EXPIRING
 Vacant .............       NAP     15,019     1.8%           NAP          NAP
 Month-to-Month .....         0          0     0.0%      $         0      0.0%
 2005 ...............         8     10,026     1.2%      $   739,321      2.8%
 2006 ...............        12     20,742     2.5%      $ 1,448,886      5.5%
 2007 ...............        14     77,418     9.3%      $ 3,683,234     13.9%
 2008 ...............         9     30,990     3.7%      $ 1,369,449      5.2%
 2009 ...............         4     10,429     1.3%      $   494,250      1.9%
 2010 ...............        19     75,763     9.1%      $ 3,798,822     14.3%
 2011 ...............        12     68,776     8.3%      $ 2,812,186     10.6%
 2012 ...............         8     27,225     3.3%      $ 1,367,686      5.2%
 2013 ...............         6     14,055     1.7%      $   931,029      3.5%
 2014 ...............         8     15,983     1.9%      $   974,595      3.7%
 2015 ...............        33     93,625    11.3%      $ 6,536,481     24.7%
 2016 ...............         7     15,097     1.8%      $ 1,139,443      4.3%
 2017 ...............         1    143,196    17.2%      $   936,504      3.5%
 Thereafter .........         2    213,497    25.7%      $   284,700      1.1%
---------------------       ---    -------   -----       -----------    ------
 TOTAL ..............       143    831,841   100.0%      $26,516,585    100.0%

                        CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                       SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
          YEAR           EXPIRING      EXPIRING      EXPIRING      EXPIRING

 Vacant .............      15,019        1.8%          NAP           NAP
 Month-to-Month .....      15,019        1.8%      $         0      0.0%
 2005 ...............      25,045        3.0%      $   739,321      2.8%
 2006 ...............      45,787        5.5%      $ 2,188,207      8.3%
 2007 ...............     123,205       14.8%      $ 5,871,441     22.1%
 2008 ...............     154,195       18.5%      $ 7,240,890     27.3%
 2009 ...............     164,624       19.8%      $ 7,735,140     29.2%
 2010 ...............     240,387       28.9%      $11,533,962     43.5%
 2011 ...............     309,163       37.2%      $14,346,148     54.1%
 2012 ...............     336,388       40.4%      $15,713,834     59.3%
 2013 ...............     350,443       42.1%      $16,644,863     62.8%
 2014 ...............     366,426       44.1%      $17,619,458     66.4%
 2015 ...............     460,051       55.3%      $24,155,939     91.1%
 2016 ...............     475,148       57.1%      $25,295,381     95.4%
 2017 ...............     618,344       74.3%      $26,231,885     98.9%
 Thereafter .........     831,841      100.0%      $26,516,585    100.0%
---------------------     -------      -----       -----------    -----
 TOTAL ..............     831,841      100.0%      $26,516,585    100.0%

THE MARKET(5). The Westchester Property is located in the City of White Plains,
Westchester County, New York. White Plains is situated in lower-central
Westchester County and comprises a total of 9.6 square miles and is the fourth largest city, by population, within the county. It is bordered to the west by the Town of Greenburgh, to the north by the towns of North Castle and Harrison, to the east by the town of Harrison, and to the south by the Village of
Scarsdale. White Plains is the county seat for Westchester County and the central business district contains over 4.5 million square feet of Class "A"
office space. Westchester County is home to numerous major corporations including the headquarters offices of International Business Machines, PepsiCo,
ITT Industries and Starwood Hotels & Resorts.

The 2004 estimated population within a 5, 10, and 15 miles radius is 203,271,
765,164, and 2,329,045, respectively. The 2004 estimated average household income within a 5, 10, 15 mile radius is $135,315, 114,786 and $86,638, respectively.

---------------------
1 Information obtained from borrower rent roll except credit ratings.
2 Credit ratings are of the parent company whether or not the parent guarantees the lease.
3 In lieu of base rent, Nordstrom pays a percentage of gross annual sales for rent.
4 Information obtained from underwritten rent roll and assumes certain leasing assumptions.
5 Certain information is from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       17

MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

ESCROWS. The following escrow/reserve accounts have been established with respect to The Westchester Loan:

Replacement, Tax and Insurance Reserves. Replacement, tax and insurance reserves are required upon the occurrence of a Cash Management Trigger Event and during the continuation of an Event of Default under the loan documents.
The Westchester Borrower is permitted pursuant to the loan documents to provide a guaranty by SPG or IMI in lieu of making the deposits.

ADDITIONAL DEBT. The Westchester Borrower is also the borrower under four additional loans which are part of a loan combination. The unpaid principal balance of the Westchester pari passu non-trust loan is $100,000,000, and the unpaid principal balances of the other three (subordinate "B", "C" and "D")
loans are $60,000,000, $50,000,000 and $90,000,000, respectively.

PROPERTY MANAGEMENT. Simon Management Associates, LLC ("SMA"), an affiliate of
The Westchester Borrower, manages The Westchester Property. Headquartered in
Indianapolis, Indiana and in business for approximately 44 years, SMA is a wholly owned subsidiary of Simon Property Group, L.P., a majority-owned partnership subsidiary of SPG that owns all but one of SPG's real estate properties. SMA provides day-to-day property management functions including leasing, management and development services to most of the SPG properties.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       18

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

711 THIRD AVENUE

[2 PHOTOGRAPHS OMITTED]

                     PROPERTY INFORMATION
 Number of Mortgaged Real Properties                     1
 Location (City/State)                        New York, NY
 Property Type                                      Office
 Size (Square Feet)                                550,651
 Percentage Occupancy as of April 1, 2005            98.7%
 Year Built                                           1955
 Year Renovated                                        NAP
 Appraisal Value                              $180,000,000
 # of Tenants                                           21
 Average Rent Per Square Foot                       $35.16
 Underwritten Occupancy                              95.9%
 Underwritten Revenues                         $21,615,383
 Underwritten Total Expenses                   $11,159,816
 Underwritten Net Cash Flow (NOI)              $10,455,567
 Underwritten Net Cash Flow (NCF)              $ 9,517,662

                    MORTGAGE LOAN INFORMATION
 Mortgage Loan Seller                                    MLML
 Loan Group                                                 1
 Origination Date                                June 1, 2005
 Cut-off Date Principal Balance                  $120,000,000
 Cut-off Date Loan Balance Per SF/Unit                   $218
 Percentage of Initial Mortgage Pool Balance             6.9%
 Number of Mortgage Loans                                   1
 Type of Security (Fee/Leasehold)               Fee/Leasehold
 Mortgage Rate                                        4.9900%
 Amortization Type                              Interest Only
 IO Period (Months)                                       120
 Original Term to Maturity/ARD (Months)                   120
 Original Amortization Term (Months)                        0
 Lockbox                                                 Hard
 Cut-off Date LTV Ratio                                 66.7%
 LTV Ratio at Maturity or ARD                           66.7%
 Underwritten DSCR on NOI                               1.72x
 Underwritten DSCR on NCF                               1.57x

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       19

MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       20

MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "711 Third Avenue Loan") is evidenced by a single promissory note and is secured by mortgages on a 50% fee interest and a
100% sub-leasehold interest in an office building located in New York, New York
(the "711 Third Avenue Property"), and by a collateral assignment of the mortgage currently encumbering the leasehold interest under the Prime Lease (as defined below) (the "Leasehold Mortgage"). The 711 Third Avenue Loan represents approximately 6.9% of the initial loan mortgage pool balance and approximately
7.5% of the initial loan group 1 balance.

The 711 Third Avenue Loan was originated on June 1, 2005 and has a principal balance of $120,000,000 as of the cut-off date. The 711 Third Avenue Loan has a remaining term of 120 months and a scheduled maturity date of June 1, 2015. The
711 Third Avenue Loan may be prepaid after March 1, 2015.

THE BORROWER. The borrowers are SLG 711 Fee LLC and SLG 711 Third LLC (the "711
Third Avenue Borrowers"). SLG 711 Fee LLC is the owner of an undivided 50% fee interest in the 711 Third Avenue Property as tenant-in-common.  SLG 711 Third
LLC is the owner of the 100% sub-leasehold interest in the 711 Third Avenue
Property as tenant under the Ground Sub-Lease (as defined below). SLG 711 Fee
LLC is the owner of a 50% fee interest in the 711 Third Avenue Property. The other 50% fee interest is owned by an entity controlled by the Weiler and Arnow families, and will not serve as collateral for the loan.

The 711 Third Avenue Borrowers are single-purpose entities. The 711 Third
Avenue Borrowers are indirectly owned by SL Green Realty Corp ("SLG").  SLG is a self-managed, self-administered real estate investment trust exclusively focused on owning and operating office buildings in New York, New York.

LOCKBOX. The 711 Third Avenue Loan requires a hard lockbox with cash management.  At origination, the borrowers were required to establish a lender-controlled clearing account.  The loan documents require the borrowers to direct the tenants to pay their rents directly to the clearing account.  The loan documents also require that all rents received by borrowers or the property manager be deposited into the clearing account within one business day of receipt.  Each business day, all funds in the clearing account are transferred to a lender-controlled cash management account.  Provided no event of default is continuing, funds in the cash management account are applied on each payment date to (a) pay the monthly ground rent due and payable under the
Ground Lease (defined below), less amounts payable under clauses (b) and (e)
hereof, (b) pay the monthly ground rent due and payable under the Prime Lease
(defined below), (c) fund the tax and insurance reserve account, (d) pay the monthly debt service on the 711 Third Avenue Loan, (e) pay the monthly debt service due under the leasehold mortgage, which leasehold mortgage has been pledged and collaterally assigned to the lender, (f) pay the monthly fees due and payable to the cash management account bank, and lastly (g) unless an event of default under the 711 Third Avenue Loan is continuing, pay any excess amounts to borrowers.

THE PROPERTY. The 711 Third Avenue Property consists of a 20-story class A office building located on the eastern side of Third Avenue at 711 Third Avenue in between 44th and 45th streets in New York, NY. The space is improved by a
165-space parking garage, 25,370 square feet of ground floor retail, and
480,635 square feet of office space. The 711 Third Avenue Property is currently
98.7% occupied with thirteen different office tenants, four retail tenants, three telephone antennas, and one parking garage. The largest tenant is
Ketchum, Inc., occupying 100,876 square feet (18.3% NRA) which is wholly owned by the Omnicom Group (rated A-- by S&P, Baa1 by Moody's, and A- by Fitch), through November 2015.

GROUND LEASE. The 711 Third Avenue Property is subject to a ground lease (the
"Prime Lease"). The initial term of the Prime Lease expires on June 28, 2033, but the term may be extended, at the ground lessee's option, for five successive 10-year periods. The annual ground rent payment under the Prime
Lease is $3,100,000 per year until July 29, 2021, subject to an adjustment on such date to an amount equal to the greater of net annual rent payable for the then immediately preceding lease year and 7.75% of the then fair market value of the land.

The 711 Third Avenue Property is also subject to a ground sublease (the "Ground
Sub-Lease"). The initial term of the Ground Sub-Lease expires on June 30, 2023, and there are no term extension options, but the 711 Third Avenue Borrowers have the right under the Ground Sub-Lease to cause its affiliate, SL Green
Operating Partnership LP, to purchase the leasehold interest in the Prime Lease during the one-year period commencing on June 30, 2010. The annual ground rent payment under the Ground Sub-Lease is $6,631,812.34 per year until July 28,
2011, subject to an adjustment on such date to an amount equal to $6,631,812.34 plus the amount, if any, by which annual rent under the Prime Lease exceeds
$3,100,000 for each lease year from July 29, 2011 until the expiration of the
Ground Sub-Lease. The Leasehold Mortgage is in favor of Green 711 LM LLC, which is an affiliate of the 711 Third Avenue Borrowers and is a single-purpose, bankruptcy remote entity having two independent directors. As part of the security for the 711 Third Avenue Loan, Green 711 LM LLC collaterally assigned to the lender the Leasehold Mortgage and the related assignment of leases and rents, and pledged to the lender all of right, title and interest in all of the loan documents which evidence the Leasehold Mortgage financing. In addition,
Green 711 LM LLC executed a guaranty in favor of the lender guaranteeing the payment and performance of the 711 Third Avenue Loan by the 711 Third Avenue
Borrowers.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       21

MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

The following table presents certain information relating to the major tenants at the 711 Third Avenue Property:



                             TENANT INFORMATION(1)
           TENANT NAME                            PARENT COMPANY

 Ketchum .....................                  Omnicom Group
 Crain Communications ........            Crain Communications Inc.
 Parade Publications .........            Advance Publications Inc.
 Newport News ................              Pangea Holdings Ltd.
 National Music ..............         National Music Publishers, Inc.
 Chicago Title Insurance .....        Fidelity National Financial, Inc.
 American Jewish Joint
   Distribution ..............  American Jewish Joint Distribution Committee

                                 CREDIT RATINGS(2)  SQUARE      % OF     BASE RENT      LEASE
           TENANT NAME            (MOODY'S/S&P)      FEET       GLA         PSF      EXPIRATION

 Ketchum .....................     Baa1 / A-      100,876       18.3%      $41.31    11/30/2015
 Crain Communications ........      NR / NR        90,531       16.4%      $35.05     2/28/2009
 Parade Publications .........      NR / NR        82,444       15.0%      $24.00     8/31/2010
 Newport News ................      NR / NR        61,327       11.1%      $29.97     3/31/2011
 National Music ..............      NR / NR        29,967        5.4%      $24.00     9/30/2010
 Chicago Title Insurance .....    Baa3 / BBB-      28,279        5.1%      $38.00     1/31/2009
 American Jewish Joint
   Distribution ..............      NR / NR        25,437        4.6%      $36.02    12/31/2015


The following table presents certain information relating to the lease rollover schedule at the 711 Third Avenue Property:

                       LEASE ROLLOVER SCHEDULE(1)
                         NUMBER      SQUARE      % OF                  % OF BASE
                       OF LEASES     FEET        GLA       BASE RENT     RENT
           YEAR         EXPIRING   EXPIRING   EXPIRING     EXPIRING    EXPIRING
 Vacant .............    NAP         7,097     1.3%           NAP          NAP
 MTM ................     0              0     0.0%      $         0       0.0%
 2006 ...............     2          5,101     0.9%      $   188,622       1.0%
 2007 ...............     4         17,593     3.2%      $   623,323       3.3%
 2008 ...............     0              0     0.0%      $         0       0.0%
 2009 ...............     5        130,310    23.7%      $ 4,721,994      24.7%
 2010 ...............     3        115,314    20.9%      $ 2,809,629      14.7%
 2011 ...............     4         78,907    14.3%      $ 2,750,464      14.4%
 2012 ...............     0              0     0.0%      $         0       0.0%
 2013 ...............     2         55,034    10.0%      $ 1,295,532       6.8%
 2014 ...............     2         11,911     2.2%      $ 1,439,352       7.5%
 2015 ...............     7        126,313    22.9%      $ 5,083,653      26.6%
 2016 ...............     0              0     0.0%      $         0       0.0%
 2017 ...............     1          3,071     0.6%      $   198,400       1.0%
 Thereafter .........     0              0     0.0%      $         0       0.0%
---------------------    --        -------   -----       -----------     -----
 Total ..............    30        550,651   100.0%      $19,110,969     100.0%

                         CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                        SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
           YEAR           EXPIRING      EXPIRING      EXPIRING      EXPIRING
 Vacant .............       7,097          1.3%         NAP           NAP
 MTM ................       7,097          1.3%     $         0         0.0%
 2006 ...............      12,198          2.2%     $   188,622         1.0%
 2007 ...............      29,791          5.4%     $   811,945         4.2%
 2008 ...............      29,791          5.4%     $   811,945         4.2%
 2009 ...............     160,101         29.1%     $ 5,533,939        29.0%
 2010 ...............     275,415         50.0%     $ 8,343,568        43.7%
 2011 ...............     354,322         64.3%     $11,094,032        58.1%
 2012 ...............     354,322         64.3%     $11,094,032        58.1%
 2013 ...............     409,356         74.3%     $12,389,564        64.8%
 2014 ...............     421,267         76.5%     $13,828,916        72.4%
 2015 ...............     547,580         99.4%     $18,912,569        99.0%
 2016 ...............     547,580         99.4%     $18,912,569        99.0%
 2017 ...............     550,651        100.0%     $19,110,969       100.0%
 Thereafter .........     550,651        100.0%     $19,110,969       100.0%
---------------------     -------        -----      -----------       -----
 Total ..............     550,651        100.0%     $19,110,969       100.0%

THE MARKET.(3) The 711 Third Avenue Property is located within the Midtown
District of Manhattan, bordered by 59th street to the north and 34th street to the south stretching across the island of Manhattan to the east and west. The
Midtown District is a combination of residential and commercial properties, predominantly populated by high-rise office buildings with ground floor retail and multilevel apartment buildings. The main commercial area lies between Park and Eighth Avenues, from 34th Street to Central Park South, and is comprised of corporate headquarters, theater and retail businesses, hotels, financial services, and fashion/textile companies. The subject property is in the Grand
Central submarket. There are approximately 331 office buildings in the Midtown
District that occupy roughly 196.1 million square feet, of which 83 buildings and 41.2 million square feet are in the Grand Central submarket. The subject is located only two blocks east of Grand Central Terminal and two blocks west of the United Nations Building, the headquarters of the United Nations in the
United States.

---------------------
1 Information obtained from borrower rent roll.
2 Credit ratings are of the parent company whether or not the parent guarantees the lease.
3 Certain information is taken from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal. Additionally, certain information was sourced from a separate third party.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       22

MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

ESCROWS. The following escrow/reserve accounts have been established with respect to 711 Third Avenue Property:

                                 ESCROWS / RESERVES
 TYPE:                                                    INITIAL        MONTHLY
  Taxes ..............................................  $3,212,062      $401,508
  Insurance ..........................................  $  266,348      $ 29,594
  Ground Rent Escrow .................................  $  130,167      $130,167
  Immediate Repairs ..................................  $  409,228      $      0
  Newport News Deferral Reserve ......................  $  175,000      $      0
  SLG Leasehold Mortgage Debt Service Reserve ........  $  293,318      $293,318
  Prime Lease Purchase Option Reserve ................  $4,407,969      $      0

GROUND RENT ESCROW. One month of the ground rent payable to the affiliate was deposited at closing for July's payment and will be collected monthly through the term of the loan.

NEWPORT NEWS DEFERRAL RESERVE ACCOUNT. Newport News is currently receiving a
$12,500 per month ($150,000 per year) rent deferral until August 31, 2006.  A reserve in the amount of $175,000, reflecting the difference between the underwritten rent and the deferral amount, was deposited at closing.

SLG LEASEHOLD MORTGAGE DEBT SERVICE RESERVE. One month of the mortgage debt on the leasehold mortgage was deposited at closing for July's payment and will be collected monthly through the term of the loan.

PRIME LEASE PURCHASE OPTION RESERVE ACCOUNT. Under the Ground Lease, one of the
borrowers has the right to cause its affiliate, SL Green Operating Partnership,
L.P. to purchase the leasehold interest in the Prime Lease.  The borrowers deposited at closing $4,407,969, (which, at the 711 Third Avenue Borrowers option, may be replaced with an irrevocable letter of credit at any time) the full amount of the estimated cost to exercise of the purchase option.  In addition, all amounts paid under the Leasehold Mortgage which are to be applied to the reduction of the principal amount of the Leasehold Mortgage shall be deposited into this reserve account. The leasehold mortgage has been collaterally assigned to lender as part of the collateral security for the 711
Third Avenue Loan, as more particularly described above.

PROPERTY MANAGEMENT. The SL Green Management LLC, an affiliate of the 711 Third
Avenue Borrowers, will be managing the 711 Third Avenue Property. SL Green
Realty Corporation is a publicly traded real estate investment trust (REIT)
headquartered in New York, NY. The company commenced operation in 1980 and became a REIT on August 20, 1997 and currently owns 29 properties with over 17 million square feet of commercial space solely in the Manhattan metropolitan statistical area.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       23

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

QUEEN KA'AHUMANU CENTER

[2 PHOTOGRAPHS OMITTED]

                       PROPERTY INFORMATION
 Number of Mortgaged Real Properties                         1
 Location (City/State)                             Kahului, HI
 Property Type                                 Anchored Retail
 Size (Square Feet)                                    556,511
 Percentage Occupancy as of April 30, 2005               86.8%
 Year Built                                               1972
 Year Renovated                                           2005
 Appraisal Value                                  $124,000,000
 # of Tenants                                               89
 Average Rent Per Square Foot                     $      13.41
 Underwritten Occupancy                                  87.7%
 Underwritten Revenues                            $ 16,784,026
 Underwritten Total Expenses                      $  9,201,915
 Underwritten Net Operating Income (NOI)          $  7,582,111
 Underwritten Net Cash Flow (NCF)                 $  7,225,732

                     MORTGAGE LOAN INFORMATION
 Mortgage Loan Seller                                     MLML
 Loan Group                                                  1
 Origination Date                                 June 7, 2005
 Cut-off Date Principal Balance                    $92,000,000
 Cut-off Date Loan Balance Per SF/Unit             $       165
 Percentage of Initial Mortgage Pool Balance              5.3%
 Number of Mortgage Loans                                    1
 Type of Security (fee/leasehold)                          Fee
 Mortgage Rate                                         4.8300%
 Amortization Type                               Interest Only
 IO Period (Months)                                         60
 Original Term to Maturity/ARD (Months)                     60
 Original Amortization Term (Months)                         0
 Lockbox                                                  Hard
 Cut-off Date LTV Ratio                                  74.2%
 LTV Ratio at Maturity or ARD                            74.2%
 Underwritten DSCR on NOI                                1.68x
 Underwritten DSCR on NCF                                1.60x

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       24

MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       25

MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Queen Ka'ahumanu Center Loan") is evidenced by a single promissory note and is secured by a mortgage encumbering a regional mall located at 275 West Ka'ahumanu Avenue, Kahului, Maui, Hawaii (the "Queen
Ka'ahumanu Center Property"). The Queen Ka'ahumanu Center Loan represents approximately 5.3% of the initial mortgage pool balance and 5.7% of the initial loan group 1 balance.

The Queen Ka'ahumanu Center Loan was originated on June 7, 2005, and has a principal balance as of the cut-off date of $92,000,000. The Queen Ka'ahumanu
Center Loan has a remaining term of 60 months and a scheduled maturity of June
8, 2010. The Queen Ka'ahumanu Center Loan may be prepaid on or after April 8,
2010, and permits defeasance with United States government obligations beginning two years after the securitization of the Queen Ka'ahumanu Center
Loan.

THE BORROWER. The borrower, QKC Maui Owner, LLC (the "Queen Ka'ahumanu
Borrower"), is a single purpose entity. The borrower is 100% owned by QKC Maui
MZB, LLC, which is owned by Queen Ka'ahumanu Center, LLC (80% ownership interest), Somera Realty Value Fund, LP (8% ownership interest), Coastwood QKC
Equity, LLC (1.5% ownership interest) and QKC Maui Manager, LLC (10.5%
ownership interest). QKC Maui Manager, LLC is the general managing member of
QKC Maui MZB, LLC and is 52.38% owned by Somera Investment Partners, LLC
(managing member) and 47.62% owned by Coastwood QKC MMPMT, LLC.

Somera Realty Value Fund, LP is a closed-end real estate private equity fund formed and sponsored by an affiliated entity of Somera Capital Management, LLC
("Somera Capital") in the fall of 2003. Somera Capital is a commercial real estate private-equity company that owns office, retail, hotel and industrial properties primarily in the western United States. Since 2003, Somera Capital, its principals, and affiliates have invested and managed assets exclusively for
Somera Realty Value Fund, LP with approximately $132 million of capital committed from institutions and high net worth investors. As of January, 2005,
Somera Capital had acquired a diversified portfolio consisting of 47 properties with an original cost of over one billion dollars. Somera Investment Partners,
LLC was formed by Somera Capital in October 2002 to be its retail property investment division, Somera Investment Partners, LLC, along with CoastWood, will retain rights to all major decisions relating to the Queen Ka'ahumanu
Center Property.

Coastwood QKC Equity, LLC and Coastwood QKC MMPMT, LLC were formed and sponsored by an affiliated entity of CoastWood Capital Group, LLC, which is a newly formed private-equity real estate investment firm located in Greenwich,
Connecticut and will share decision making responsibilities with Somera
Capital.

Queen Ka'ahumanu Center, LLC was formed and sponsored by Seligman and
Associates, Inc. ("Seligman"), which is a private equity real estate company that develops, owns and operates commercial real estate properties primarily located in California and Michigan. As of May 2005, Seligman had interests in over 30 properties including office, industrial, residential and retail.
Seligman has a history in acquiring and operating real estate dating back to
1954. The Seligman family also founded Sterling Bank and Trust, FSB, a bank with over $599 million in assets as of March 31, 2005 and is headquartered in
Southfield, Michigan.

LOCKBOX. The mortgage loan requires a hard lockbox and springing cash management. At origination, the Queen Ka'ahumanu Borrower was required to establish a lender-controlled rent account. The loan documents require the
Queen Ka'ahumanu Borrower to direct the tenants to pay their rents directly to a rent account. The loan documents also require that all rents received by the
Queen Ka'ahumanu Borrower or the property manager be deposited into the applicable rent account. Each business day, all funds in the rent account are transferred to a lender-controlled cash management account. Provided no event of default is continuing, funds in the central account are applied to (a) pay the monthly debt service, (b) if a "cash management trigger event" has occurred, fund the tax and insurance reserve account, (c) if a "cash management trigger event" has occurred, fund the replacement reserve account and the rollover reserve account as required under the loan documents, and lastly, (d)
pay any excess amounts to borrower on a daily basis. Lease termination payments from tenants that are in excess of $25,000 will be deposited by borrower directly into a dedicated account for payment of re-tenanting expenses.

A "cash management trigger event" shall occur upon DSCR dropping below 1.20x, and will last until the DSCR is at least 1.30x for 6 consecutive months.

THE PROPERTY. The Queen Ka'ahumanu Center Property is a 556,511 SF, open air, one- and part two-story regional mall located in Kahului, Maui, Hawaii.
Included in the property's square footage is a free-standing office building
(16,436 SF or approximately 2.9% of total property SF). The Queen Ka'ahumanu
Center Property is approximately two miles from the Kahului airport and within the central business district and residential center of Maui. The mall was built in 1972 and renovated in 2005. The mall is anchored by three tenants,
Sears, Macy's and Macy's Men's and Home. Sears, Macy's, Macy's Men's and Home,
and another major tenant, Foodland, own their own improvements and operate under ground leases from the borrower. The remaining major in-line tenant over
20,000 SF is Ka'ahumanu Theatres which operates six screens. In-line tenants include Ben Franklin, Borders Express, Foot Locker, Gap, Forever 21, American
Eagle Outfitters and Pacific Sunwear.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       26

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

The following table presents certain information relating to the major tenants at the Queen Ka'ahumanu Center Property:

                    TENANT INFORMATION(1)
-------------------------------------------------------------------------------
                                                               CREDIT RATINGS(2)
 TENANT NAME                         PARENT COMPANY            (MOODY'S/S&P)
 Macy's Men's and Home   Federated Department Stores Inc.        Baa1/BBB+
 Macy's                  Federated Department Stores Inc.        Baa1/BBB+
 Sears                   Sears Holdings Corporation               Ba1/BB+
 Ka'ahumanu Theatres     Ka'ahumanu Theatres                       NR/NR
 Foodland                Foodland Asssociated Ltd                  NR/NR

 TENANT NAME               SQUARE FEET    % OF GLA    BASE RENT PSF     LEASE
                                                                     EXPIRATION
 Macy's Men's and Home      82,950      14.5%       $  1.30         10/31/2014
 Macy's                     80,020      14.0%       $  3.06         10/31/2014
 Sears                      77,582      13.6%       $  0.44         10/31/2013
 Ka'ahumanu Theatres        26,356       4.6%       $ 19.19         11/30/2014
 Foodland                   26,231       4.6%       $  2.75         05/31/2028

The following table presents certain information relating to the lease rollover schedule at the Queen Ka'ahumanu Center Property:

                      LEASE ROLLOVER SCHEDULE(1)
-------------------------------------------------------------------------------
                        NUMBER      SQUARE      % OF                      % OF
                      OF LEASES     FEET        GLA       BASE RENT   BASE RENT
          YEAR         EXPIRING   EXPIRING   EXPIRING     EXPIRING     EXPIRING
 Vacant ............    NAP       73,360     13.2%          NAP           NAP
 Month-to-Month.....     2         3,507      0.6%      $  113,052       1.7%
 2005 ..............     7         9,160      1.6%      $  317,680       4.9%
 2006 ..............     10       25,995      4.7%      $  800,929      12.4%
 2007 ..............     13       31,481      5.7%      $  898,274      13.9%
 2008 ..............     7        12,744      2.3%      $  347,694       5.4%
 2009 ..............     9        26,479      4.8%      $  650,319      10.0%
 2010 ..............     7        12,929      2.3%      $  382,190       5.9%
 2011 ..............     3         5,613      1.0%      $  150,710       2.3%
 2012 ..............     2         8,101      1.5%      $  162,552       2.5%
 2013 ..............     6        85,000     15.3%      $  343,920       5.3%
 2014 ..............     15       221,555    39.8%      $1,731,869      26.7%
 2015 ..............     7        14,356      2.6%      $  506,605       7.8%
 Thereafter ........     1        26,231      4.7%      $   72,156       1.1%
--------------------     --       -------   -----       ----------     -----
 TOTAL: ............     89       556,511   100.0%      $6,477,955     100.0%

                         CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                        SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
          YEAR            EXPIRING      EXPIRING      EXPIRING      EXPIRING
 Vacant ............      73,360          13.2%           NAP           NAP
 Month-to-Month.....      76,867          13.8%       $  113,052       1.7%
 2005 ..............      86,027          15.5%       $  430,732       6.6%
 2006 ..............     112,022          20.1%       $1,231,661      19.0%
 2007 ..............     143,503          25.8%       $2,129,936      32.9%
 2008 ..............     156,247          28.1%       $2,477,630      38.2%
 2009 ..............     182,726          32.8%       $3,127,949      48.3%
 2010 ..............     195,655          35.2%       $3,510,139      54.2%
 2011 ..............     201,268          36.2%       $3,660,849      56.5%
 2012 ..............     209,369          37.6%       $3,823,401      59.0%
 2013 ..............     294,369          52.9%       $4,167,321      64.3%
 2014 ..............     515,924          92.7%       $5,899,190      91.1%
 2015 ..............     530,280          95.3%       $6,405,795      98.9%
 Thereafter ........     556,511         100.0%       $6,477,955     100.0%
---------------------    -------         -----        ----------     -----
 TOTAL: ............     556,511         100.0%       $6,477,955     100.0%

THE MARKET(3). The Queen Ka'ahumanu Center Property is located in Kahului, Maui,
Hawaii. Between 2000 and 2004, the appraiser reports that the population within the property's primary trade area, the entire Maui County, increased at a compound annual rate of approximately 1.8%, almost twice the national average.
During the same period, the primary trade area gained households at a compound annual rate of approximately 1.9%. In 2004, the primary trade area had an estimated population of 137,520 and an estimated number of households of
46,981. 2004 average household income was estimated at $69,417.
Maui contains approximately 3.7 million square feet of retail gross leaseable area, including freestanding big box stores, neighborhood and community centers, resort and specialty uses, strip centers, outlets, power centers and the Queen Ka'ahumanu Center Property. The appraisal cited the most recent market survey performed by Grubb & Ellis in 2003, which analyzed 2,246,022 square feet in neighborhood, community and regional centers. The survey reported an average vacancy of 6.2%. The Kahului area, where the Queen
Ka'ahumanu Center Property is located, had a vacancy rate of 4.3%.
Two mountain ranges effectively separate the central region of Maui from the west and east coasts of the Maui. West Maui is separated from Kahului by a geographic boundary created by the West Maui Forest Reserve. East Maui and the southern coastal areas are separated from North-Central Maui by several ranges, including Haleakala National Park. As positioned, the Queen Ka'ahumanu Center
Property is located in the North Central portion of the Island of Maui in
Kahului, the region's primary commercial and retail center. With its location, the Queen Ka'ahumanu Center Property is situated away from some of the region's primary tourist destinations, which are largely located along the coastline of
West Maui. As the primary shopping area for the island, however, Kahului tends to draw shopping expenditures from the entire island of Maui.
Major employers on the island of Maui include Hawaii Health Systems Corp.
(Healthcare), Macy's Department Stores (Retail), Bank of Hawii (Banking),
Hawaii Pacific Health (Healthcare), Outrigger Hotels & Resorts (Hospitality),
GTE Hawaiian Tel (Communications), St. Francis Healthcare System (Healthcare),
Hawaiian Airlines (Transportation), Kaiser Permanente Medical Care
(Healthcare), First Hawaiian Bank (Banking), and Aloha Airlines
(Transportation).
--------------
1 Information obtained from borrower's rent roll and supplement.
2 Credit ratings are of the parent company whether or not the parent guarantees the lease.
3 Certain information is from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       27

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--------------------------------------------------------------------------------

ESCROWS. The following escrow/reserve accounts have been established with respect to Queen Ka'ahumanu Center Loan:

                    ESCROWS / RESERVES
------------------------------------------------------------
 TYPE:                                 INITIAL      MONTHLY
 Immediate Repairs                    $280,000        $0

Taxes and Insurance Upon the occurrence of a cash management trigger event (see
Lockbox section above), monthly escrows equal to one-twelfth of the annual taxes and insurance premiums will be required.

Immediate Repairs. Borrower has agreed to apply $280,000 of the proceeds of the
Queen Ka'ahumanu Center Loan for upgrading the fire alarm system. Upon the occurrence of a cash management trigger event, monthly escrows equal to a $0.20 per square foot of leaseable area per annum will be required.

Rollover Reserve. Upon the occurrence of a cash management trigger event, monthly escrows equal to a $1.00 per square foot of leaseable area per annum will be required. Additionally, lease termination payments from tenants that are in excess of $25,000 will be deposited by the borrower directly into this account for payment of re-tenanting expenses.

ADDITIONAL DEBT. The Queen Ka'ahumanu Borrower may seek mezzanine financing
("Mezzanine Loan") from the lender, or another third party lender at any time after the closing of the Queen Ka'ahumanu Center Loan provided that: (i) no event of default has occurred and is continuing under the loan documents, (ii)
Lender has received at least 30 days' prior written notice of the proposed
Mezzanine Loan, (iii) the aggregate amount of the Loan and the Mezzanine Loan do not exceed a 90% loan-to-value ratio (as determined by a new appraisal or an update of the appraisal accepted by Lender at Loan closing, in either event, reasonably acceptable to Lender), (iv) the Mezzanine lender and Lender enter into a reasonably acceptable intercreditor agreement, (v) the single purpose structure of the Queen Ka'ahumanu Borrower remains intact, (vi) the Queen
Ka'ahumanu Borrower provides a no downgrade letter from the applicable rating agencies, and (vii) the Queen Ka'ahumanu Borrower shall pay Lender's reasonable out-of-pocket costs in connection with the Mezzanine Loan. Such Mezzanine Loan may be secured by direct and/or indirect interests in the Queen Ka'ahumanu
Borrower (but not the property itself).

PROPERTY MANAGEMENT. The property manager for the Queen Ka'ahumanu Center
Property is General Growth Management, Inc., a subsidiary of General Growth
Properties, Inc. ("GGP"). GGP is a publicly traded Real Estate Investment Trust
("REIT") listed on the New York Stock Exchange (NYSE: GGP) and as of May 2005
had an equity market capitalization of $9.2 billion. As of May 2005, GGP had ownership interest and management responsibility for a portfolio of 209 regional shopping malls in 44 states, as well as ownership in planned community developments and commercial office buildings. GGP's portfolio totals approximately 200 million square feet of retail space and includes over 18,000 retailers nationwide. GGP currently owns and operates three retail properties in Hawaii, totaling approximately 2 million square feet: Ala Moana Center and
Victoria Ward Center in Honolulu, Hawaii on the island of Oahu, and Prince
Kuhio Plaza in Hilo, Hawaii on the island of Hawaii. GGP and its predecessor companies have been in the shopping center business for nearly fifty years and
GGP is currently the second largest regional mall REIT in the United States.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       28

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--------------------------------------------------------------------------------

ACP WOODLAND PARK I

[2 PHOTOGRAPHS OMITTED]

                      PROPERTY INFORMATION
 Number of Mortgaged Real Properties                        3
 Location (City/State)                            Herndon, VA
 Property Type                                         Office
 Size (Square Feet)                                   479,166
 Percentage Occupancy as of April 30, 2005              80.8%
 Year Built                                         2000-2001
 Year Renovated                                           NAP
 Appraisal Value                                 $118,100,000
 # of Tenants                                              21
 Average Rent Per Square Foot                          $26.63
 Underwritten Occupancy                                 92.0%(2)
 Underwritten Revenues                            $12,610,256
 Underwritten Total Expenses                       $4,222,743
 Underwritten Net Cash Flow (NOI)(1)               $8,387,513
 Underwritten Net Cash Flow (NCF)(1)               $7,678,473

                    MORTGAGE LOAN INFORMATION
 Mortgage Loan Seller                                     CRF
 Loan Group                                                 1
 Origination Date                                May 10, 2005
 Cut-off Date Principal Balance                   $88,500,000
 Cut-off Date Loan Balance Per SF/Unit                   $185
 Percentage of Initial Mortgage Pool Balance             5.1%
 Number of Mortgage Loans                                   1
 Type of Security (fee/leasehold)                         Fee
 Mortgage Rate                                        5.8300%
 Amortization Type                                 IO-Balloon
 IO Period (Months)                                        60
 Original Term to Maturity/ARD (Months)                   120
 Original Amortization Term (Months)                      360
 Lockbox                                                 Hard
 Cut-off Date LTV Ratio                                  74.9%(1)
 LTV Ratio at Maturity or ARD                            69.9%(1)
 Underwritten DSCR on NOI                                1.34x(1)
 Underwritten DSCR on NCF                                1.23x(1)

---------------------
1 UW DSCR and appraised value were calculated based on certain assumptions related to the property's lease up in order to achieve a stabilized value.
  These assumptions are consistent with the performance related criteria required to obtain the release of the holdback that serves as additional collateral as defined in the loan documents. The "As Is" UW DSCR (which is a
  NCF of $6,808,539) is 1.09x, based on existing leases in place and without assumptions related to the holdback. The "as is" LTV based on the cut-off date balance is 81.5%.
2 "As-is" underwritten occupancy based on actual leases in place is 80.6%.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       29

MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       30

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "ACP Woodland Park I Loan") is evidenced by a single promissory note that is secured by first mortgages encumbering three office properties located in Herndon, VA (the "ACP Woodland Park I
Properties"). The ACP Woodland Park I Loan represents approximately 5.1% of the initial mortgage pool balance and approximately 5.5% of the initial loan group
1 balance.

The ACP Woodland Park I Loan was originated on May 10, 2005 and has a principal balance of $88,500,000 as of the cut-off date. As of the cut-off date, the ACP
Woodland Park I Loan has a remaining term of 120 months and a scheduled maturity date of June 8, 2015. The ACP Woodland Park I Loan may be prepaid without a prepayment premium on or after the payment date in March 2015. In addition, the ACP Woodland Park I Loan may be defeased in whole or in part with
United States government securities two years after the creation of the series
2005-MCP1 trust, as decribed under "Prepayment; Release Provisions."

THE BORROWERS. The "Borrowers" are (i) ACP/2300 Corporate Park Drive, LLC, (ii)
ACP/2350 Corporate Park Drive, LLC, and (iii) ACP/2250 Corporate Park Drive,
LLC, each of which is a Delaware limited liability company and each is a special purpose entity with two independent directors. The Borrowers are 100%
owned by a third special purpose entity (the "ACP Parent") that is controlled by a 10% managing member. The managing member is owned by several individuals who are the principals of America's Capital Partners ("ACP"). ACP is a private real estate investment company founded in 1998 by former employees of Cushman &
Wakefield and Associated Capital Properties. Since its founding, ACP has completed approximately over $2.5 billion in acquisitions, dispositions and new developments in ACP's two target markets, Northern Virginia and Florida. The
ACP Parent is 90% indirectly owned by Baupost Group LLC ( the "Baupost Group").
The Baupost Group was established in 1982 and is a registered investment adviser with approximately $5.0 billion of equity capital under discretionary management.

The managing member of the ACP Parent is an affiliate of the entity that controls the borrower on another loan in the Series 2005-MCP1 mortgage pool, which is identified as loan number 28 on Annex A-1 to the prospectus supplement
(the ACP Dulles Creek loan).

LOCKBOX. The Borrowers have established a "hard" lockbox. The Borrowers are required to direct all tenants to make their payments directly to the deposit account. Prior to a cash management period, all funds received in the deposit account will be swept to an account specified by the Borrowers. During a cash management period, all funds in the deposit account are swept into a cash collateral account and applied by the lender to pay amounts due under the loan, including real estate taxes, insurances premiums, debt service, capital expenditures, rollover reserve, and, if no event of default has occurred and is continuing, all excess cash flow will be remitted to the Borrowers. A cash management period occurs if (a) an event of default occurs, or (b) the ACP
Woodland Park I Loan fails to achieve a debt service coverage of at least 1.10x for three consecutive calendar months.

THE PROPERTIES. The ACP Woodland Park I Properties are three six-story class A office buildings containing an aggregate of 479,166 square feet. The buildings are centrally located in the Dulles Toll Road Corridor of Herndon, Fairfax
County, Virginia. The three buildings, South Pointe I, South Pointe II and
Plaza Ridge II, are all located on Corporate Park Drive and were constructed between 2000 and 2001 by Tishman Speyer Properties. Each ACP Woodland Park I
Property has garage and surface parking equating to a parking ratio of four spaces per 1,000 square feet of office space.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       31

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--------------------------------------------------------------------------------

The following table presents certain information regarding the ACP Woodland
Park I Properties:

                              PORTFOLIO PROPERTIES
                                                 YEAR
                                                 BUILT/     SQUARE    % OF TOTAL
     PROPERTY                LOCATION          RENOVATED     FEET    SQUARE FEET
 South Pointe I    2350 Corporate Park Drive,      2000     160,541    33.5%
                   Herndon, VA
 South Pointe II   2300 Corporate Park Drive,      2000     159,737    33.3%
                   Herndon, VA
 Plaza Ridge II    2250 Corporate Park Drive,      2001     158,888    33.2%
                   Herndon, VA
----------------  ----------------------------     ----     -------    -----
 Total/Weighted Average ...................                 479,166   100.0%

                                                                      APPRAISED
     PROPERTY    OCCUPANCY             PRIMARY TENANT                   VALUE
 South Pointe I    76.5%    Veritas Software Global, LLC            $ 37,900,000
 South Pointe II   72.9%    France Telecom Long Distance USA, LLC   $ 39,000,000
 Plaza Ridge II    93.1%    McDonald Bradley, Inc.                  $ 41,200,000
----------------   -----    --------------------------------------- ------------
 Total/Weighted
   Average.......  80.8%                                            $118,100,000

The following table presents certain information relating to the primary tenants of the Woodland Park I Properties:



                                PRIMARY TENANTS
                   TENANT NAME                           PARENT COMPANY

 France Telecom Long Distance USA, LLC .....          France Telecom SA
 McDonald Bradley, Inc.(1) .................
 Dieca Communications, Inc. ................  Covad Communications Group, Inc.
 Finetre Corporation .......................
 Veritas Software Global, LLC ..............       Veritas Software Corp.
 Triple Canopy, Inc.(2) ....................

                                               CREDIT RATINGS    SQUARE      % OF     BASE RENT      LEASE
                   TENANT NAME                 (MOODY'S/S&P)      FEET       GLA         PSF      EXPIRATION

 France Telecom Long Distance USA, LLC .....      Baa1/A-(3)    55,504   11.6%      $ 27.05       9/30/2009
 McDonald Bradley, Inc.(1) .................                    54,868   11.5%      $ 26.48       4/30/2014
 Dieca Communications, Inc. ................                    37,517    7.8%      $ 25.22       7/31/2010
 Finetre Corporation .......................                    28,036    5.9%      $ 26.27       9/30/2007
 Veritas Software Global, LLC ..............      NR/BB+(4)     28,036    5.9%      $ 24.86       8/31/2014
 Triple Canopy, Inc.(2) ....................                    27,434    5.7%      $ 26.75       6/30/2010


The following table presents certain information relating to the lease rollover schedule at the ACP Woodland Park I Properties:

                      LEASE ROLLOVER SCHEDULE(5)
                        NUMBER      SQUARE      % OF                  % OF BASE
                      OF LEASES     FEET        GLA       BASE RENT     RENT
          YEAR         EXPIRING   EXPIRING   EXPIRING     EXPIRING    EXPIRING
 Vacant ............    NAP        91,966    19.2%           NAP        NAP
 Month-to-Month.....     1          1,735     0.4%      $         0     0.0%
 2005 ..............     1          6,836     1.4%      $   175,959     1.7%
 2006 ..............     2          8,537     1.8%      $   250,031     2.4%
 2007 ..............     1         28,036     5.9%      $   736,506     7.1%
 2008 ..............     1         14,440     3.0%      $   504,927     4.9%
 2009 ..............     4         88,001    18.4%      $ 2,315,751    22.5%
 2010 ..............     4         98,755    20.6%      $ 2,512,148    24.4%
 2011 ..............     3         35,880     7.5%      $ 1,118,772    10.8%
 2012 ..............     3         46,132     9.6%      $ 1,210,361    11.7%
 2013 ..............     0              0     0.0%      $         0     0.0%
 2014 ..............     2         55,470    11.6%      $ 1,400,108    13.6%
 2015 ..............     0              0     0.0%      $         0     0.0%
 Thereafter ........     1          3,378     0.7%      $    87,828     0.9%
--------------------     --       -------   -----       -----------   ------
 TOTAL .............     23       479,166   100.0%      $10,312,391   100.0%

                         CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                        SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
          YEAR            EXPIRING      EXPIRING      EXPIRING      EXPIRING
 Vacant ............       91,966        19.2%          NAP            NAP
 Month-to-Month.....       93,701        19.6%      $         0        0.0%
 2005 ..............      100,537        21.0%      $   175,959        1.7%
 2006 ..............      109,074        22.8%      $   425,989        4.1%
 2007 ..............      137,110        28.6%      $ 1,162,495       11.3%
 2008 ..............      151,550        31.6%      $ 1,667,422       16.2%
 2009 ..............      239,551        50.0%      $ 3,983,174       38.6%
 2010 ..............      338,306        70.6%      $ 6,495,322       63.0%
 2011 ..............      374,186        78.1%      $ 7,614,093       73.8%
 2012 ..............      420,318        87.7%      $ 8,824,455       85.6%
 2013 ..............      420,318        87.7%      $ 8,824,455       85.6%
 2014 ..............      475,788        99.3%      $10,224,563       99.1%
 2015 ..............      475,788        99.3%      $10,224,563       99.1%
 Thereafter ........      479,166       100.0%      $10,312,391      100.0%
--------------------       -------       -----       -----------      -----
 TOTAL .............      479,166       100.0%      $10,312,391      100.0%

1 McDonald Bradley, Inc. currently has two separate lease contracts that have an average base rent of $26.48 psf, with one of the leases expiring on
  9/30/2012.
2 Triple Canopy has signed a lease that commences on in July 1st, 2005. This space is currently vacant but is included in the rent roll and roll-over schedule.
3 Ratings provided are those of the parent company, which does not guarantee the tenant's lease.
4 Ratings provided are those of the parent company which does guarantee the tenant's lease.
5 Information obtained from borrower provided rent roll as of April 30, 2005.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       32

MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

THE MARKET(1). The ACP Woodland Park I Properties are located within the Toll
Road South submarket of the Dulles Toll Road Office Market which encompasses the cities of Reston and Herndon in Fairfax County, Virginia. The ACP Woodland
Park I Properties are part of the Woodland Park Master Planned Project
("Woodland Park") which is a mixed use development, planned and constructed by
Tishman Speyer Properties.

Greater Washington Region Area Overview:  As the fourth largest metro area in the United States, the Greater Washington region encompasses parts of Maryland,
Virginia (Northern -- where the ACP Woodland Park I Properties are located) and the District of Columbia.  With a 2003 population of 5.8 million, the region grew by almost 500,000 in the past five years and is projected to increase to
6.3 million by 2008. Greater Washington posted a 2003 median household income of $70,666 up from $64,613 in 2000.  The Gross Regional Product totaled $288 billion in 2003 and the economy grew by 23.2% in the past five years compared to the national growth rate of 14.7%.

Fairfax County, VA Overview:  Fairfax County is one of Northern Virginia's
fastest growing counties.  The population is currently one million residents and has grown at an annual compounded rate of 1.6% for the last ten years.  As a center of commerce, Fairfax County also supports a large commuter population with 54% of the workforce residing outside the office market.  Roughly 76% of the households earn over $50,000 per year and 42% earn over $100,000 per year.
In 2002, Fairfax County's median household income was $85,300, up approximately
4% from 2000.  The County supported a workforce of 524,232 in 2003 which is an increase of 29% from 1993.  The unemployment reported in August 2004 was 2.0%
which is down 1.1% in the last two years.

Within Woodland Park, the ACP Portfolio Properties are located on Corporate
Park Drive off of Sunrise Valley Drive, one of the Dulles Corridor's main
East-West connector roads.  In addition, the location is nearly equidistant from the Fairfax County Parkway, the County's main North-South connector, and
Centreville Road.  Sunrise Valley Drive provides several access points for commuting purposes, nearby amenities and the residential planned unit developments of Loudon County and the Southern residential communities in
Springfield.  Likewise, proximity to major routes, minimizes travel time to
Dulles Airport, Reston Town Center and the Beltway markets of Tyson's Corner and Merrifield.

The Dulles Toll Road Corridor Office Market Overview:  The Dulles Toll Road
Corridor comprised of 26.3 million square feet of rentable space in 175 office and flex buildings located throughout Reston and Herndon, VA.  The Dulles Toll
Road Corridor can be further divided into five submarkets:  Reston Town Center
(4.6 million square feet), Toll Road South (the ACP Portfolio Properties'
submarket -- 3.2 million square feet), Centreville West (2.7 million square feet, Hunter Mill (1.9 million square feet) and Toll Road North (1.6 million square feet).  Overall, Class A vacancy rates in Fairfax County have declined to 11.4%.

The Toll Road South submarket has a Class A vacancy rate of 7.3% and an overall
Class A vacancy rate of 8.1%.

Over the course of 2004, Class A rental rates in the Dulles Toll Road market increased by 6.3% over 2003 to an average of $25 per square foot to $27 per square foot.

---------------------
1 Certain information is from the third party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       33

MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

ESCROWS. The following escrow/reserve accounts have been established with respect to ACP Woodland Park I Loan:

                        ESCROWS / RESERVES
 TYPE:                                         INITIAL     MONTHLY
  Taxes ..................................   $  373,760    $62,293
  Insurance ..............................   $   52,905    $13,258
  Capital Expenditures ...................   $        0    $ 3,993
  Rollover Reserve .......................   $        0    $35,139
  Cashflow Reserve .......................   $6,000,000    $     0
  Leasing Reserve ........................   $2,000,000    $     0

Rollover Reserve. The rollover reserve is capped at $1,300,000.

Cash Flow Reserve. Amounts in the cash flow reserve will be released to the
Borrowers no more than once per quarter upon the ACP Woodland Park I Properties achieving a debt service coverage ratio of 1.20:1 on the aggregate amount of loan proceeds released to the Borrowers and payment of basic rent having commenced under all leases at the ACP Woodland Park I Properties. All amounts remaining in the cash flow reserve after May 10, 2008 will be transferred to the leasing reserve.

Leasing Reserve. Amounts in the leasing reserve are released to the Borrowers upon the lender's receipt of signed market rate leases to reimburse the
Borrowers for tenant improvement and leasing brokerage costs associated with such leases. No amounts are released from the leasing reserve until all amounts in the rollover reserve have been disbursed.

PREPAYMENT; RELEASE PROVISIONS. The ACP Woodland Park I Loan prohibits voluntary prepayment until on or after the date that is three payment dates prior to the maturity date. On or after the date that is three payment dates prior to the maturity date the loan may be prepaid in full but not in part without the payment of a prepayment premium. At any time after the second anniversary of the creation of the Series 2005-MCP1 trust, the Borrowers may defease the ACP Woodland Park I Loan in whole or in part and, in connection with a partial defeasance, may obtain the release from the lien of the related mortgage of either the Plaza Ridge II property or both the South Pointe I and
II properties (but not the South Pointe I property or South Pointe II property individually), provided, no event of default has occurred and certain conditions are met. The defeasance amount related to a partial defeasance will equal the greater of the allocated loan amount of the individual property or properties to be released, and an amount necessary to produce a debt service coverage ratio on the undefeased balance from cash flow on the remaining property or properties of at least 1.20:1.

ADDITIONAL DEBT. At any time after May 10, 2007, the direct or indirect owners of 100% of the equity interests of the Borrowers may incur mezzanine debt secured by a pledge of the equity interests in the Borrowers provided, among other things, that (a) the aggregate of the first mortgage debt and the mezzanine debt do not exceed 80% of the fair market value of the ACP Woodland
Park I Properties; (b) the debt service coverage ratio on such aggregate debt amount is not less than 1.20:1 and (c) the mezzanine debt amount does not exceed $20,000,000. Rating agency confirmation that the ratings assigned to the certificates will not be qualified, downgraded or withdrawn is also required.

AFFILIATE DEBT. To partially fund the equity contribution of the indirect owners of 37.5% of the managing member of the ACP Parent, certain entities owned by the Baupost Group have provided a revolving line of credit, which was drawn upon in the amount of $2,000,000. This line of credit is secured by a pledge of such owners' equity in the managing member of the ACP Parent and is paid solely out of excess cash flow. Foreclosure of the line of credit would not result in a change of control as the lender under the facility is an existing controlling holder. The intercreditor agreement prevents transfers of the equity loan without the approval of the lender.

PROPERTY MANAGEMENT. The property manager for the ACP Portfolio Properties is
ACP Mid-Atlantic LLC, an affiliate of ACP.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       34

MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

U-HAUL (Copyright)  SELF STORAGE PORTFOLIO I

[2 PHOTOGRAPHS OMITTED]

                      PROPERTY INFORMATION
 Number of Mortgaged Real Properties                     54
 Location (City/State)                            See Table
 Property Type                                 Self Storage
 Size (Square Feet)                               1,083,787
 Percentage Occupancy as of March 31, 2005            85.4%(1)
 Year Built                                       See Table
 Year Renovated                                   See Table
 Appraisal Value                                $99,875,000
 Average Monthly Rent Per Unit                  $     73.79
 Underwritten Occupancy                               85.3%
 Underwritten Revenues                          $13,246,362
 Underwritten Total Expenses                    $ 5,168,007
 Underwritten Net Cash Flow (NOI)               $ 8,078,356
 Underwritten Net Cash Flow (NCF)               $ 7,969,977



                    MORTGAGE LOAN INFORMATION

 Mortgage Loan Seller                                    MLML
 Loan Group                                                 1
 Origination Date                                June 8, 2005
 Cut-off Date Principal Balance                   $74,988,000
 Cut-off Date Loan Balance Per SF                         $69
 Percentage of Initial Mortgage Pool Balance             4.3%
 Number of Mortgage Loans                                   1
 Type of Security (fee/leasehold)                         Fee
 Mortgage Rate                                        5.6820%
 Amortization Type                                    Balloon
 IO Period (Months)                                         1
 Original Term to Maturity/ARD (Months)                   121
 Original Amortization Term (Months)                      300
 Lockbox                                                 Soft
 Cut-off Date LTV Ratio                                 75.1%
 LTV Ratio at Maturity or ARD                           57.5%
 Underwritten DSCR on NOI                               1.44x
 Underwritten DSCR on NCF                               1.42x


---------------------
1 Occupancy reflects the weighted average for the U-Haul (Copyright)  Self
 Storage Portfolio I Properties (hereafter defined) by square footage.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       35

MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       36

MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "U-Haul (Copyright)  Self Storage Portfolio 1
Loan") is evidenced by a single promissory note secured by first mortgages encumbering 54 U-Haul (Copyright)  self storage properties (the "U-Haul
(Copyright)  Self Storage Portfolio 1 Properties"). The table below provides specific information about the U-Haul (Copyright)  Self Storage Portfolio 1
Properties. The U-Haul (Copyright)  Self Storage Portfolio 1 Loan represents approximately 4.3% of the initial mortgage pool balance and 4.7% of the initial loan group 1 balance.

The U-Haul (Copyright)  Self Storage Portfolio 1 Loan was originated on June 8,
2005 and has a principal balance as of the cut-off date of $74,988,000. The
U-Haul (Copyright)  Self Storage Portfolio 1 Loan has a remaining term of 121 months to its maturity date of July 1, 2015. The U-Haul (Copyright)  Self
Storage Portfolio 1 Loan may be prepaid on or after January 1, 2015, and permits defeasance with United States government obligations beginning two years after the creation of the securitization trust.

THE BORROWER. The borrowers, AREC 1, LLC and UHIL1, LLC (the "U-Haul
(Copyright)  Self Storage Portfolio 1 Borrowers") are single-purpose Delaware limited liability companies. AREC Holdings, LLC owns 100% of the beneficial interests in the U-Haul (Copyright)  Self Storage Portfolio 1 Borrower . AREC
Holdings, LLC is wholly owned by AMERCO Real Estate Company, which, in turn, is a wholly-owned subsidiary of AMERCO, Inc. (NasdaqNM: UHAL / NYSE: AO+PA). The
properties are net leased to UHIL 1 LLC ("Lessee"), a single purpose Delaware limited liability company. Lessee is a co-borrower under the U-Haul
(Copyright)  Self Storage Portfolio 1 Loan. UHI Lease Holdings, LLC owns 100%
of the beneficial interest in Lessee. UHI Lease Holdings, LLC is wholly-owned by U-Haul (Copyright)  International, Inc., which in turn is a wholly-owned subsidiary of AMERCO, Inc. An employee of CSC Entity Services, LLC serves as the independent director for the U-Haul (Copyright)  Self Storage Portfolio 1
Borrower and Lessee.

AMERCO Real Estate Company, U-Haul (Copyright)  Company of Florida and AMERCO
Real Estate Company of Texas serve as the indemnitors for the U-Haul
(Copyright)  Self Storage Portfolio 1 Loan. As stated above, AMERCO Real Estate
Company is a wholly-owned subsidiary of AMERCO, Inc. AMERCO Real Estate Company reported total assets of $508 million as of December 31, 2004. Total liabilities were reported at $260 million, resulting in shareholder's equity of
$249 million. AMERCO Real Estate Company reported cash and cash equivalents of
$4 million. AMERCO Real Estate Company generated total revenues of $52 million for the nine months ended December 31, 2004, and net earnings of $10 million.

AMERCO and its wholly-owned subsidiary AMERCO Real Estate Company, filed petitions for relief under Chapter 11 on June 20, 2003 and August 13, 2003, respectively. The Chapter 11 filings resulted from an accounting reclassification, which adversely affected AMERCO's ability to renegotiate a
$400 million credit facility in June 2002. Consequently, AMERCO was unable to complete a $275 million bond offering, and therefore, defaulted on a $100 million debt. A Plan of Reorganization was confirmed on February 25, 2004 calling for the full restoration of AMERCO's equity. On March 14, 2004, AMERCO emerged from Chapter 11 protection and entered into a $550 million exit financing credit facility. AMERCO's largest subsidiary, U-Haul (Copyright)
International (an additional indemnitor for the U-Haul (Copyright)  Self
Storage Portfolio I Loan), did not file for Chapter 11 protection.

U-Haul (Copyright)  International, Inc. serves as an additional indemnitor for the U-Haul (Copyright)  Self Storage Portfolio 1 Loan with respect to environmental matters only. U-Haul (Copyright)  International, Inc. is also a wholly-owned subsidiary of AMERCO, Inc. U-Haul (Copyright)  International, Inc.
reported total assets of $1.545 billion, total liabilities of $824 million, and shareholder's equity of $720 million as of December 31, 2004. The subsidiary reported cash and cash equivalents of $54 million. For the nine months ended
December 31, 2004, U-Haul (Copyright)  International, Inc. generated total revenues of $1.385 billion and net earnings of $104 million.

LOCKBOX. A cash management account was established at closing in the joint names of the Lessee and the lender wherein all income from the properties is deposited. Prior to a trigger event, the U-Haul (Copyright)  Self Storage
Portfolio 1 Borrower will have access to funds in the cash management account after payment of debt service. After a trigger event, funds in the cash management account will be swept to a central account maintained and controlled by the lender. A trigger event will occur upon an event of default or if the debt service coverage ratio falls below 1.15x on an actual trailing 12-month basis.

The U-Haul (Copyright)  Self Storage Portfolio 1 Properties produce significant income from business lines other than self storage rental. These business lines include U-Haul (Copyright)  truck / trailer rentals, trailer hitch installation, propane sales, and sales of moving and storage products including boxes, tape, and padlocks. For purposes of determining the net cash flow and debt service coverage ratio for the U-Haul (Copyright)  Self Storage Portfolio
1 Loan, the majority of this ancillary non-storage income was excluded.
However, this ancillary income flows through the cash management account and is available for debt service. The actual trailing 12-month net cash flow from the
U-Haul (Copyright)  Self Storage Portfolio 1 Properties totals $13,061,646, which translates to a 2.32x debt service coverage ratio for the U-Haul
(Copyright)  Self Storage Portfolio 1 Loan.

THE PROPERTIES. The U-Haul (Copyright)  Self Storage Portfolio 1 consists of 54
U-Haul (Copyright)  self storage properties totaling 12,910 self storage units and 1,083,787 net rentable square feet. The properties are located in 22 states across the U.S. The properties average 239 self storage units per location
(ranging from 79 to 499 units) with an average unit size of 84 rentable square feet. The largest state concentrations are New York, with nine properties totaling 2,227 units (17.3% of total units), and California, with seven properties totaling 1,466 units (11.4% of total units). No other state has more than 8.5% of the portfolio by unit count or square footage. Typical construction consists of either metal or concrete block framing block on concrete slab foundations, with pitched, corrugated metal roofs.
Exterior-access storage units generally have roll-up aluminum or metal doors.
Interior-access storage units, some of which are climate-controlled, are either located within the main retail/office building, or in separate buildings built or converted specifically for interior-access storage. Approximately 25.4% of the U-Haul (Copyright)  Self Storage Portfolio 1 Properties units are climate-controlled. Some U-Haul (Copyright)  Self Storage Portfolio 1
Properties also have an apartment for an on-site manager. As of March 31, 2005, the U-Haul (Copyright)  Self Storage Portfolio 1 Properties were 85.4%
occupied.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       37

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--------------------------------------------------------------------------------

The table on the following page presents certain information regarding the
U-Haul (Copyright)  Self Storage Portfolio 1 Properties.



             U-HAUL (Copyright)  SELF STORAGE PORTFOLIO 1 PROPERTIES
                                                         SELF
                                         APPROXIMATE   STORAGE    % OF TOTAL SELF
                                         YEAR BUILT/    SQUARE    STORAGE SQUARE
  U-HAUL (Copyright)  CENTER LOCATION     RENOVATED      FEET          FEET

 Akron, Ohio                             1970/1994     48,830          4.51%
 Fairbanks, Alaska                         2002        44,020          4.06%
 Blaine, Minnesota                         1990        39,430          3.64%
 Park Forest, Illinois                     1980        37,200          3.43%
 Billings, Montana                       1955/2000     34,930          3.22%
 Richmond, Virginia                      1989/2002     32,650          3.01%
 Schererville, Indiana                   1960/1991     30,850          2.85%
 Escondido, California                   1979/2002     29,100          2.69%
 Waterford, Michigan                       1983        28,525          2.63%
 Milwaukee, Wisconsin                    1990/1992     27,800          2.57%
 Fayetteville, North
   Carolina                                1983        27,685          2.55%
 Nanuet, New York                          2000        27,575          2.54%
 Hillsboro, Oregon                       1960/2000     25,860          2.39%
 Springfield, Illinois                     1971        25,690          2.37%
 Omaha, Nebraska                           1980        25,336          2.34%
 Buffalo, New York                         1967        24,310          2.24%
 Lawton, Oklahoma                          1979        24,300          2.24%
 Colorado Springs,
   Colorado                                1979        24,275          2.24%
 Rochester, New York                       1980        23,564          2.17%
 Long Beach, California                    1984        23,000          2.12%
 Independence, Missouri                  1973/2002     20,979          1.94%
 Watertown, New York                       1970        20,957          1.93%
 Raleigh, North Carolina                   2002        20,339          1.88%
 Indianapolis, Indiana                     1973        20,136          1.86%
 El Cajon, California                      1977        19,594          1.81%
 Benton Harbor, Michigan                   1968        19,350          1.79%
 Pueblo, Colorado                          1981        19,258          1.78%
 Waukegan, Illinois                        1980        19,104          1.76%
 Monroe, Michigan                        1983/1991     19,010          1.75%
 Indianapolis, Indiana                     1961        17,317          1.60%
 Depew, New York                           1957        17,176          1.58%
 West Allis, Wisconsin                     1991        16,300          1.50%
 Columbia, Missouri                      1986/1991     15,500          1.43%
 Buffalo, New York                         1920        14,288          1.32%
 Niagara Falls, New York                   1965        14,030          1.29%
 Elizabeth, New Jersey                     1994        13,850          1.28%
 University City, Missouri                 1955        13,750          1.27%
 Bridgeport, West Virginia               1966/1984     13,725          1.27%
 Troy, Michigan                            1965        13,665          1.26%
 Rome, New York                          1979/1985     13,648          1.26%
 La Crosse, Wisconsin                    1980/1990     13,300          1.23%
 Norfolk, Virginia                       1975/2001     12,260          1.13%
 Corona, California                        1960        11,355          1.05%
 Oklahoma City, Oklahoma                   1979        10,800          1.00%

                                                         % OF TOTAL
                                            SELF            SELF        AVERAGE RENT                  APPRAISED
U-HAUL (Copyright)  CENTER LOCATION     STORAGE UNITS   STORAGE UNITS      / UNIT       OCCUPANCY(1)    VALUE

 Akron, Ohio                                488             3.78%          $67.64         88.4%       $3,300,000
 Fairbanks, Alaska                          499             3.87%          $69.87         96.4%       $3,700,000
 Blaine, Minnesota                          412             3.19%          $68.60         84.6%       $2,700,000
 Park Forest, Illinois                      452             3.50%          $87.57         93.9%       $2,600,000
 Billings, Montana                          324             2.51%          $55.52         84.1%       $1,950,000
 Richmond, Virginia                         343             2.66%          $95.12         75.5%       $2,790,000
 Schererville, Indiana                      266             2.06%          $75.74         95.2%       $1,900,000
 Escondido, California                      377             2.92%          $82.86         84.9%       $3,860,000
 Waterford, Michigan                        334             2.59%          $71.54         84.2%       $2,450,000
 Milwaukee, Wisconsin                       232             1.80%          $88.87         92.9%       $2,540,000
 Fayetteville, North
   Carolina                                 356             2.76%          $62.65         92.5%       $2,625,000
 Nanuet, New York                           418             3.24%         $127.97         87.1%       $5,500,000
 Hillsboro, Oregon                          258             2.00%          $90.41         81.2%       $2,620,000
 Springfield, Illinois                      274             2.12%          $67.34         96.9%       $2,180,000
 Omaha, Nebraska                            305             2.36%          $72.16         92.2%       $2,875,000
 Buffalo, New York                          377             2.92%          $47.91         87.4%       $1,640,000
 Lawton, Oklahoma                           278             2.15%          $52.44         76.9%       $1,200,000
 Colorado Springs,
   Colorado                                 278             2.15%          $65.35         63.5%       $1,600,000
 Rochester, New York                        272             2.11%          $90.07         89.8%       $2,270,000
 Long Beach, California                     191             1.48%         $136.16         96.2%       $3,300,000
 Independence, Missouri                     222             1.72%          $76.67         86.8%       $1,850,000
 Watertown, New York                        223             1.73%          $77.93         92.7%       $2,100,000
 Raleigh, North Carolina                    256             1.98%          $82.52         58.6%       $1,775,000
 Indianapolis, Indiana                      259             2.01%          $54.37         70.5%       $1,110,000
 El Cajon, California                       377             2.92%          $57.96         85.5%       $3,600,000
 Benton Harbor, Michigan                    172             1.33%          $69.78         85.5%       $1,800,000
 Pueblo, Colorado                           214             1.66%          $55.84         63.5%       $  900,000
 Waukegan, Illinois                         204             1.58%          $73.86         72.6%       $1,700,000
 Monroe, Michigan                           248             1.92%          $72.06         74.0%       $1,350,000
 Indianapolis, Indiana                      310             2.40%          $51.20         61.0%       $1,490,000
 Depew, New York                            195             1.51%          $65.68         77.3%       $1,285,000
 West Allis, Wisconsin                      134             1.04%         $100.75         91.1%       $1,450,000
 Columbia, Missouri                         128             0.99%          $72.37         94.2%       $1,070,000
 Buffalo, New York                          207             1.60%          $68.34         88.4%       $1,570,000
 Niagara Falls, New York                    167             1.29%          $74.51         89.9%       $1,230,000
 Elizabeth, New Jersey                      155             1.20%         $136.63         92.9%       $2,260,000
 University City, Missouri                  224             1.74%          $65.03         87.3%       $1,675,000
 Bridgeport, West Virginia                  154             1.19%          $64.51         68.2%       $  790,000
 Troy, Michigan                             187             1.45%          $73.99         78.0%       $1,500,000
 Rome, New York                             253             1.96%          $39.61         94.1%       $1,070,000
 La Crosse, Wisconsin                       124             0.96%          $64.39         88.2%       $  750,000
 Norfolk, Virginia                          160             1.24%         $113.33         93.6%       $1,740,000
 Corona, California                         205             1.59%          $63.24         89.4%       $1,560,000
 Oklahoma City, Oklahoma                    125             0.97%          $47.90         70.7%       $  410,000


---------------------
1 Occupancy reflects the weighted average for each property by square footage.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       38

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--------------------------------------------------------------------------------



              U-HAUL (Copyright)  SELF STORAGE PORTFOLIO 1 PROPERTIES
                                                          SELF
                                         APPROXIMATE    STORAGE     % OF TOTAL SELF
                                         YEAR BUILT/     SQUARE     STORAGE SQUARE
  U-HAUL (Copyright)  CENTER LOCATION     RENOVATED       FEET           FEET

 Janesville, Wisconsin                     1958          10,703         0.99%
 Meridian, Mississippi                     1991          10,350         0.95%
 Roswell, New Mexico                       1950          10,331         0.95%
 Chicago, Illinois                         1960          10,152         0.94%
 Auburn, Washington                      1953/2002        9,095         0.84%
 Tustin, California                        1970           8,764         0.81%
 Victor, New York                          1970           8,750         0.81%
 San Bernadino, California               1960/1984        8,378         0.77%
 Cleveland Heights, Ohio                   1957           7,413         0.68%
 Garden Grove, California                  1973           5,230         0.48%
--------------------------------------   ---------    ---------        ------
 TOTAL/WEIGHTED AVERAGE                               1,083,787       100.00%

                                                       % OF TOTAL
                                            SELF          SELF        AVERAGE RENT                     APPRAISED
U-HAUL (Copyright)  CENTER LOCATION    STORAGE UNITS   STORAGE UNITS      / UNIT       OCCUPANCY(1)      VALUE

 Janesville, Wisconsin                      182            1.41%        $45.74           84.6%           $790,000
 Meridian, Mississippi                       87            0.67%        $75.91           91.7%           $810,000
 Roswell, New Mexico                        172            1.33%        $31.07           96.3%           $700,000
 Chicago, Illinois                          167            1.29%        $63.94           85.4%         $1,130,000
 Auburn, Washington                         128            0.99%        $69.07           92.3%           $950,000
 Tustin, California                         135            1.05%        $88.23           93.0%         $1,570,000
 Victor, New York                           115            0.89%        $99.53           97.0%         $1,240,000
 San Bernadino, California                  102            0.79%        $75.18           90.1%         $1,000,000
 Cleveland Heights, Ohio                    106            0.82%       $109.51           96.0%         $1,260,000
 Garden Grove, California                    79            0.61%        $76.45           96.0%           $790,000
--------------------------------------     ------        ------         ------           ----         -----------
 TOTAL/WEIGHTED AVERAGE                    12,910        100.00%        $73.79           85.4%        $99,875,000


ESCROWS. The following escrow/reserve accounts have been established with respect to the U-Haul (Copyright)  Self Storage Portfolio 1 Loan:

                     ESCROWS / RESERVES
 TYPE:                                 INITIAL       MONTHLY
  Taxes ..........................    $388,608      $129,536
  Insurance ......................     $26,305        $8,768
  Capital Expenditures ...........          $0       $13,547
  Immediate Repairs ..............    $800,092            $0
  Environmental Reserves .........    $412,991            $0

Tax, Insurance, and Capital Expenditure Reserves. Up-front reserves were collected to secure payment of taxes, insurance, and capital maintenance items by the U-Haul (Copyright)  Self Storage Portfolio 1 Borrower. These reserves are static, and will stay in place throughout the term of the U-Haul
(Copyright)  Self Storage Portfolio 1 Loan. In the event that any of the reserve funds are drawn down during the term for payment of corresponding expenses, the U-Haul (Copyright)  Self Storage Portfolio 1 Borrower is
obligated to replenish the reserve balances through monthly escrow deposits.

Immediate Repair and Environmental Reserves. Up-front reserves were collected for all identified immediate repairs and environmental conditions identified in the property condition reports and environmental site assessments, respectively.

PROPERTY MANAGEMENT. The U-Haul (Copyright)  Self Storage Portfolio 1
Properties are managed by UHIL1 LLC, a wholly-owned subsidiary of U-Haul
(Copyright)  International, Inc.

PARTIAL DEFEASANCE. The U-Haul (Copyright)  Self Storage Portfolio 1 Borrower
may elect to defease the U-Haul (Copyright)  Self Storage Portfolio 1 Loan in
whole or in part provided that the conditions set forth in the loan documents are satisfied, including no defeasance will be permitted until after the second anniversary of the creation of the securitization trust or if any event of default under the mortgage loan documents has occurred and is continuing. No properties will be released in the event of a partial defeasance.

ADDITIONAL DEBT. Up to approximately $50,000,000 in mezzanine financing may be permitted in the future, to be secured by partnership interests in the U-Haul
Self Storage Portfolio 1 Borrower and in other AMERCO subsidiaries that are borrowers on similar first mortgage loans in the aggregate amount of
$480,000,000, secured by 321 properties. Subordinate debt will be subject to a maximum aggregate loan-to-value of 85% and a debt service coverage ratio (in combination with the U-Haul (Copyright)  Self Storage Portfolio 1 Loan) of no
less than 1.15x.
---------------------
1 Occupancy reflects the weighted average for each property by square footage.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       39

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--------------------------------------------------------------------------------

HSA INDUSTRIAL PORTFOLIO I

[2 PHOTOGRAPHS OMITTED]

                    PROPERTY INFORMATION
 Number of Mortgaged Real Properties                     9(1)
 Location (City/State)                             Various
 Property Type                                  Industrial
 Size (Square Feet)                              2,270,205
 Percentage Occupancy as of May 17, 2005            100.0%
 Year Built                                        Various
 Year Renovated                                    Various
 Appraisal Value                               $78,900,000
 # of Tenants                                            9
 Average Rent Per Square Foot                  $      2.89
 Underwritten Occupancy                              93.0%
 Underwritten Revenues                         $ 7,147,424
 Underwritten Total Expenses                   $ 1,346,699
 Underwritten Net Cash Flow (NOI)              $ 5,800,725
 Underwritten Net Cash Flow (NCF)              $ 5,194,636

                    MORTGAGE LOAN INFORMATION
 Mortgage Loan Seller                                     CRF
 Loan Group                                                 1
 Origination Date                                May 19, 2005
 Cut-off Date Principal Balance                   $63,000,000
 Cut-off Date Loan Balance Per SF/Unit                    $28
 Percentage of Initial Mortgage Pool Balance             3.6%
 Number of Mortgage Loans                                   1
 Type of Security (fee/leasehold)                         Fee
 Mortgage Rate                                        5.6450%
 Amortization Type                                 IO-Balloon
 IO Period (Months)                                        24
 Original Term to Maturity/ARD (Months)                   120
 Original Amortization Term (Months)                      360
 Lockbox                                                  Yes
 Cut-off Date LTV Ratio                                 79.8%
 LTV Ratio at Maturity or ARD                           70.2%
 Underwritten DSCR on NOI                               1.33x
 Underwritten DSCR on NCF                               1.19x

--------------
1 There are ten buildings; two of them are adjacent to one another and are leased to the same tenant and essentially function as one property. These two buildings are assigned an aggregate allocated loan amount and are treated as a single property for release purposes.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       40

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       41

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "HSA Industrial Portfolio I Loan") is evidenced by a single promissory note that is secured by ten first mortgages encumbering ten industrial properties located in Ohio (9 properties) and
Kentucky (1 property) (the "HSA Industrial Portfolio I Properties"). The HSA
Industrial Portfolio I Loan represents approximately 3.6% of the initial mortgage pool balance and approximately 3.9% of the initial loan group 1 balance.

The HSA Industrial Portfolio I Loan was originated on May 19, 2005 and has a principal balance of $63,000,000 as of the cut-off date. As of the cut-off date, the HSA Industrial Portfolio I Loan has a remaining term of 120 months and a scheduled maturity date of June 8, 2015. The HSA Industrial Portfolio I
Loan may be prepaid without a prepayment premium on or after the payment date in March 2015. In addition, the Borrowers (as defined below) are permitted to obtain a release of individual properties at any time prior to the date (the
"Defeasance Date") that is two years from the creation of the Series 2005-MCP1 trusts with the payment of the greater of 1% and a yield maintenance formula.
The borrower is also permitted to defease in whole or in part the HSA
Industrial Portfolio I Loan on or after the Defeasance Date as described under the "Prepayment; Release Provisions" below.

THE BORROWER.  The borrowers are (i) Kenhio, LLC, (ii) JES Kenhio, LLC, (iii)
RES Kenhio, LLC, and (iv) MSP Kenhio, LLC (the "HSA Industrial Portfolio I
Borrowers"), each of which is a Delaware limited liability company and each is a tenant-in-common with the other. The HSA Industrial I Borrowers are controlled by the principals of HSA Commercial, Inc. ("HSA"). Founded in 1981,
HSA is a diversified, full service real estate firm active in the marketing, development, asset management, and facilities management of office, industrial, and retail properties. The company currently manages over 16 million square feet, has developed facilities totaling more than 26 million square feet, and has handled more than 5,000 real estate transactions.

LOCKBOX.  The HSA Industrial Portfolio I Loan requires a "hard" lockbox and
"hard" cash management. At origination, the HSA Industrial I Borrowers were required to establish a collection account. The loan documents require the
Borrowers to direct the tenants to pay their rents directly to the collection account and that all rents received by the HSA Industrial I Borrowers or the property manager be deposited into the collection account. Each business day, all funds in the collection account are required to be transferred to a lender-controlled cash management account. Provided no event of default has occurred and is continuing, funds in the cash management account are applied on each payment date to pay (a) the monthly debt service payment, (b) the rollover reserve amount, (c) during a mezzanine default period, operating expenses and extra operating expenses, (d) the monthly mezzanine debt service payment, (e)
during a mezzanine default period, all excess cash flow will be transferred to the mezzanine lender, and (e) provided no mezzanine event of default exists, the balance will transferred to the borrower.

THE PROPERTIES. The portfolio includes industrial distribution centers located in the Cincinnati and Columbus, OH metropolitan statistical area ("MSA").

EGL Global Logistics: 2727 London-Groveport Road is a 509,190-square foot, single tenant warehouse/distribution facility constructed in 1994. The property is located within the Southeast Columbus submarket in the Rickenbacker area.
This location has access to I-70, I-71, and I-270. This facility is used to service all areas within two days driving distance which encompasses approximately 50 markets ranging from Boston to Texas to Miami. The building is constructed of pre-cast concrete, has a clear height of 32', and contains 2%, or 10,184 square feet, of office space.  The property has sufficient loading capacity, with 48 dock high doors and one drive-in door.  There are 148 vehicle parking spots.

Eagle USA Airfreight, Inc.: 6700 Port Road is a 240,000-square foot, single tenant warehouse/distribution facility constructed in 1996 and is located in the Rickenbacker industrial submarket.  It is located down the block from the
2727 Groveport property discussed above. The building is constructed of pre-cast concrete, has a clear height of 28', and contains 4%, or 9,600 square feet, of office space.  The property has a loading capacity that includes 33 dock high doors and two drive-in doors. There are 111 vehicle parking spots, 35 trailer spots and a 148' truck court.

The Gap Inc. Building: 2700 Earhart Court is a 325,000-square foot, single tenant warehouse/distribution facility constructed in 1996 and located within the Airpark International Business Park ("Airpark"), a 366-acre planned industrial park adjacent to the Greater Cincinnati International Airport.
Airpark is in close proximity to I-275, Cincinnati's beltway that, together with I-75 and I-74, provides access to the entire region.  Cincinnati's central business district is in close proximity to the Airpark. The property is constructed of tilt-up concrete, has a clear height of 30', and contains 3%, or
9,750 square feet, of office space.  The property has loading capacity that includes 35 dock high doors and one drive-in door.  There are 199 vehicle parking spots and approximately 150 trailer parking spots. The property was a built to suit for Gap Inc.

MBM Foods Building (tenant: Meadowbrook Meat Co., Inc. ): 4300 Diplomacy Drive is a 237,170-square feet, single tenant warehouse/distribution facility constructed in 1980 and expanded in 1998.  It is located in the Westbelt
Business Park of Columbus (the "Westbelt Park").  Westbelt Park is a 400-acre master-planned business community offering access to I-270 via two exits or entrances and I-270 visibility.  The property is constructed of concrete tilt-up, has a clear height of 28', and contains 4%, or 9,487 square feet, of office space. The property is also equipped with approximately 57,570 square feet of freezer space and approximately 30,000 square feet of cooler space. The property has loading capacity that includes 26 dock high doors and one drive-in door.  There are 124 vehicle parking spots.

Kellogg Sales Company Buildings: 2771-2779 Westbelt Drive and 2781 Westbelt
Drive are two 252,520-square foot (aggregate of 504,040 square feet) , single tenant warehouse/distribution facilities constructed in 1980. The properties are located in Westbelt Park.  Westbelt Park is discussed, in further detail above.  The properties have rail access and are constructed of masonry block and metal panel. Each property has a clear height of 22'-26. 2771

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
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--------------------------------------------------------------------------------

Westbelt contains 4%, or 10,101 square feet, of office space and 2781 Westbelt contains 2%, or 5,050 square feet, of office space.  The properties have loading capacity that includes 56 dock high doors, sixteen rail doors and four drive-in doors.  There are 96 spaces for trailer storage.  The buildings are connected together by way of a 20-foot long enclosed bridge, enabling these properties to either serve a single tenant for bulk distribution and warehousing purposes or be subdivided for multi-tenant use. Kellogg or its third-party logistics provider has occupied these two buildings since 1991 and they use the buildings for cereal distribution to the seven-state area surrounding Ohio.  This location serves as one of six regional distribution centers Kellogg maintains.  This location supports a number of grocery store distribution networks.  These two buildings are leased to Kellogg under a single lease and are treated as a single property for allocated loan amount and release purposes.

Hammacher Schlemmer & Co.: 9180 LeSaint Drive is a 124,880-square foot, single tenant warehouse/distribution facility constructed in 1988.  The property is located in the Interstate Properties Park, a 550-acre planned industrial park developed by Al Neyer, Inc.  This park is also in close proximity to I-275 and the Cincinnati central business district.  The property is constructed of masonry and metal panel, has a clear height of 24'-27', and contains approximately 7,000 square feet of office build-out on the first and second floor.  The property has loading capacity that includes 16 dock high doors and one drive in door. There are 180 vehicle parking spots and a 120' truck court.

Sears Logistics Services, Inc.: 1615 Georgesville Road is a 96,325-square foot, single tenant warehouse/distribution facility constructed in 1986. The property is located near the intersection of I-70 and I-270. The property is adjacent to
1715 Georgesville Road and 1727 Georgesville Road, which are other HSA
Industrial Portfolio I Properties and are described below.  The property is constructed of masonry block, metal panel, has a clear height of 20'-25', and contains 6%, or 5,780 square feet, of office space.  The property has loading capacity that includes 15 dock high doors and two drive-in doors.  There are 56 vehicle parking spots and a 100' truck court. The property is used primarily as a customer pick-up location for large appliances and a local market delivery property.  This building provides market delivery directly to the consumers'
homes within a 150 mile radius using 15 full-time delivery trucks.

Sears Logistics Services, Inc.: 1727 Georgesville Road is a 120,000 square foot, single tenant warehouse/distribution facility constructed in 1996.  The property is adjacent to 1715 Georgesville Road (described below) and 1615
Georgesville Road (described above). The property is constructed of masonry block, metal panel, has a clear height of 24', and contains 6%, or 7,200 square feet, of office space.  The property has loading capacity that includes 16 dock high doors, 2 interior docks and two drive in doors.  There are 68 vehicle parking spots and a 120' truck court. The property is mainly used for inventory overflow from Sears' one million-square foot distribution center located just north of the HSA Industrial Portfolio I Properties on Georgesville Road

Georgesville Commerce Center Building (tenant: BT Property, Inc. and Genco L.
Inc.): 1715 Georgesville Road is a 112,600-square foot warehouse/distribution facility constructed in 1988.  The property is adjacent to 1727 Georgesville
Road and 1615 Georgesville Road, which are both occupied by Sears Logistics and described above.  The property is constructed of masonry block, metal panel, has a clear height of 20'-25', and contains 9%, or 10,134 square feet, of office space.  The property has sufficient loading capacity, with 27 dock high doors, and three drive-in doors.  There are 95 vehicle parking spots and a 125'
truck court.

The three Georgesville Road properties contain a total 328,925 square feet and share truck courts. Each building can be used in either a single tenant or a multi-tenant capacity.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       43

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The following table presents certain information regarding the HSA Industrial
Portfolio I Properties:



                            HSA INDUSTRIAL PORTFOLIO I PROPERTIES
---------------------------------------------------------------------------------------------
                                                                         YEAR
                                                                         BUILT/      SQUARE
 PROPERTY                                         LOCATION             RENOVATED      FEET

 EGL Eagle Global Logistics       2727 London-Groveport Road,
                                  Groveport, OH                          1994       509,190
 Kellogg Sales Company            2771-2779 & 2781 Westbelt Drive,
   Buildings                      Columbus, OH                           1980       505,040
 The Gap, Inc. Building           2700 Earhart Court, Hebron, KY         1996       325,000
 Eagle USA Airfreight, Inc.       6700 Port Road, Groveport, OH          1996       240,000
 MBM Foods Building               4300 Diplomacy Drive,
                                  Columbus, OH                        1980/1998     237,170
 Hammacher Schlemmer & Co.        9180 LeSaint Drive, Fairfield, OH      1988       124,880
 Sears Logistics Services, Inc.   1727 Georgesville Road,
                                  Columbus, OH                           1996       120,000
 Georgesville Commerce            1715 Georgesville Road,
   Center Building                Columbus, OH                           1988       112,600
 Sears Logistics Services, Inc.   1615 Georgesville Road,
                                  Columbus, OH                           1986        96,325
 ------------------------------- ------------------------------------ ---------   ---------
 Total/Weighted Average                                                           2,270,205

                                      % OF
                                     TOTAL
                                    SQUARE                          PRIMARY                APPRAISED
 PROPERTY                            FEET      OCCUPANCY            TENANT                   VALUE

 EGL Eagle Global Logistics
                                   22.4%     100.0%      EGL Global Logistics, LP         $20,700,000
 Kellogg Sales Company
   Buildings                       22.2%     100.0%      Kellogg USA, Inc.                $15,500,000
 The Gap, Inc. Building            14.3%     100.0%      The Gap, Inc.                    $11,200,000
 Eagle USA Airfreight, Inc.        10.6%     100.0%      Eagle USA Airfreight, Inc.       $ 8,400,000
 MBM Foods Building
                                   10.4%     100.0%      Meadowbrook Meat Co., Inc.       $ 8,500,000
                                                         Hammacher Schlemmer & Co.,
 Hammacher Schlemmer & Co.          5.5%     100.0%      Inc.                             $ 4,800,000
 Sears Logistics Services, Inc.
                                    5.3%     100.0%      Sears Logistics Services, Inc.   $ 3,700,000
 Georgesville Commerce
   Center Building                  5.0%     100.0%      Genco L. Inc.                    $ 3,300,000

 Sears Logistics Services, Inc.     4.2%     100.0%      Sears Logistics Services, Inc.   $ 2,800,000
---------------------------------  -----      -----       -------------------------------- -----------
 Total/Weighted Average           100.0%     100.0%                                       $78,900,000


This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       44

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The following table presents certain information relating to the Primary
Tenants of the HSA Industrial Portfolio I Properties:



                                                          PRIMARY TENANTS
                                                          ---------------
 TENANT NAME                           PARENT COMPANY     CREDIT RATINGS(1)    SQUARE     % OF       BASE RENT         LEASE
                                                           (MOODY'S/S&P)        FEET      GLA          PSF           EXPIRATION

 EGL Eagle Global Logistics, LP         EGL, Inc.                            509,190     22.4%         $3.19         12/31/2007
 Kellogg USA, Inc.                   Kellogg Company         Baa1/BBB+       505,040     22.2%         $2.67          1/31/2008
 The Gap, Inc.                                               Baa3/BBB-       325,000     14.3%         $2.55          2/29/2008
 Eagle USA Airfreight, Inc.             EGL, Inc.                            240,000     10.6%         $3.00         11/30/2007
 Meadowbrook Meat Company, Inc.         MBM Foods                            237,170     10.4%         $3.10          5/31/2006


The following table presents certain information relating to the lease rollover schedule at the HSA Industrial Portfolio I Properties:



                        LEASE ROLLOVER SCHEDULE(2)
------------------------------------------------------------------------
                           NUMBER      SQUARE     % OF
                         OF LEASES      FEET       GLA       BASE RENT
 YEAR                     EXPIRING    EXPIRING   EXPIRING     EXPIRING

 Vacant ...............    NAP          0         0.0%          NAP
 Month to Month .......     1         72,600      3.2%        $217,800
 2005 .................     0           0         0.0%              $0
 2006 .................     3        453,495     20.0%      $1,313,386
 2007 .................     2        749,190     33.0%      $2,344,316
 2008 .................     2        830,040     36.6%      $2,175,610
 2009 .................     1        124,880      5.5%        $405,860
 2010 .................     1         40,000      1.8%        $110,400
 2011 .................     0           0         0.0%              $0
 2012 .................     0           0         0.0%              $0
 2013 .................     0           0         0.0%              $0
 2014 .................     0           0         0.0%              $0
 2015 .................     0           0         0.0%              $0
 Thereafter ...........     0           0         0.0%              $0
-----------------------     --      ---------   -----       ----------
 TOTAL ................     10      2,270,205   100.0%      $6,567,372

                          % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                            RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
 YEAR                     EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING

 Vacant ...............     NAP                0          0.0%           NAP         NAP
 Month to Month .......     3.3%          72,600          3.2%         $217,800      3.3%
 2005 .................     0.0%          72,600          3.2%         $217,800      3.3%
 2006 .................    20.0%         526,095         23.2%       $1,531,186     23.3%
 2007 .................    35.7%       1,275,285         56.2%       $3,875,502     59.0%
 2008 .................    33.1%       2,105,325         92.7%       $6,051,112     92.1%
 2009 .................     6.2%       2,230,205         98.2%       $6,456,972     98.3%
 2010 .................     1.7%       2,270,205        100.0%       $6,567,372    100.0%
 2011 .................     0.0%       2,270,205        100.0%       $6,567,372    100.0%
 2012 .................     0.0%       2,270,205        100.0%       $6,567,372    100.0%
 2013 .................     0.0%       2,270,205        100.0%       $6,567,372    100.0%
 2014 .................     0.0%       2,270,205        100.0%       $6,567,372    100.0%
 2015 .................     0.0%       2,270,205        100.0%       $6,567,372    100.0%
 Thereafter ...........     0.0%       2,270,205        100.0%       $6,567,372    100.0%
------------------------  -----        ---------        -----        ----------    -----
 TOTAL ................   100.0%       2,270,205        100.0%       $6,567,372    100.0%


THE MARKET.(3) The Gap Inc. Building and the Hammacher Schlemmer & Co. property are located in the Cincinnati MSA. All other properties are located in the MSA of Columbus.

Columbus MSA. The Columbus MSA encompasses six counties and 3,141 square miles.
The Columbus metropolitan region is located approximately in the middle of the
State of Ohio, at the junction of the Scioto and Olentangy Rivers. Columbus is the capitol of Ohio and is located at the intersection of I-70 and I-71. The area is served by three railroads and two airports. A number of companies provide air cargo and express service out of Columbus. More than 35 million pounds of freight, including airmail, move to and from Columbus annually.
Nearly 60% of the population of North America lives within approximately 500 miles, or one-day's drive, of Columbus. The Columbus MSA industrial market benefits from several foreign trade zones (areas where goods may be imported duty-free) (each an "FTZ").

As of the fourth quarter of 2004, the Columbus industrial market had grown to approximately 193.7 million square feet and had a vacancy rate of 9.7%, the lowest since the first quarter of 2001.

The seven properties located in the Columbus MSA are located within three distinct submarkets.  EGL Eagle Global Logistics and Eagle USA Airfreight, Inc.
are located within the Rickenbacker, or Southeast submarket.  The two Sears
Logistics Services, Inc. properties and the Georgesville Commerce Center
Building are located within the Southwest submarket and the Kellogg Sales
Company Buildings and the MBM Foods Building are located in the West submarket.

---------------------
1 Ratings provided are those of the Parent Company, which does guarantee the tenant's lease.
2 Information obtained from Borrower provided rent roll as of May 17, 2005.
3 Certain information is from a third party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       45

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Columbus Southeast (Rickenbacker) submarket. According to an industrial market survey performed by CB Richard Ellis ("CBRE") in the fourth quarter of 2004 and discussions with CBRE, the Southeast submarket contains 32.8 million square feet (16.9% of the total Columbus market), has an average asking net lease rate of $2.92 psf, and a 17.2% vacancy rate. This 17.2% vacancy rate is largely due to four buildings totaling two million square feet that are currently under construction and not leased.  Excluding these buildings, the vacancy rate is approximately 12%.  CBRE identified 51 properties (with 24' ceilings or higher)
within the Columbus MSA that ranged from 450,000 - 500,000 square feet (similar to the 2727 London-Groveport Road property) which totals 40 million square feet. Only two buildings, or one million square feet, of these 51 properties are vacant, equating to a 2.5% vacancy. Including the four (two million square feet) buildings discussed above the overall vacancy would be approximately
7.1%.  Additionally, CBRE performed a similar analysis for the mortgaged property located at 6700 Port Road with respect to buildings ranging in size from 120,000 to 1,000,000 square feet and having 24' or higher ceilings.  CBRE identified inventory of 377 similar buildings in the Columbus MSA totaling 103 million square feet of which only four million square feet is currently available, equating to 3.8% vacancy.  Including the four buildings the current vacancy is 5.7%. The area is in close proximity to Rickenbacker International
Airport (an FTZ) and benefits from tax available tax abatements.

Columbus Southwest submarket. According to an industrial market survey performed by CBRE in the fourth quarter of 2004 and discussions with CBRE, the
Southwest submarket contains 11.3 million square feet (5.8% of the total
Columbus market), has an average asking net lease rate of $3.01 psf, and a 5.0%
vacancy rate.  The Southwest submarket is largely comprised of mid-sized office/industrial properties.  Each of the three Georgesville Road mortgaged properties contains a little more than 100,000 square feet. CBRE identified 873 buildings in the Columbus MSA that contain between 40,000 and 250,000 square feet for a total inventory of 83 million square feet. The vacancy on these 873 buildings totals 3.2 million square feet, or 3.88%. This submarket benefits from available tax abatements.

Columbus West submarket. According to an industrial market survey performed by
CBRE in the fourth quarter of 2004 and discussions with CBRE, the West submarket contains 34.9 million square feet (18.0% of the total Columbus market), has an average asking net lease rate of $2.80 psf, and a 12.1% vacancy rate. This submarket is in Columbus City proper and is not a tax abatement area. One of the three Westbelt mortgage properties contains 237,000 square feet and each of the other two contains 252,000 square feet.  Each of the mortgaged properties may be subdivided and leased into approximately
70,000-square foot spaces.  CBRE identified 655 buildings containing between
70,000 and 1,000,000 square feet within the Columbus MSA. These building contain a total of 128 million square feet of space. The vacancy on these 655 buildings totals 8.8 million square feet, or 6.8%.

Cincinnati MSA. The Cincinnati MSA is located in the southwest corner of the
State of Ohio and is bounded by the Ohio River to the south. Cincinnati is located within a 600-mile radius of more than half the nation's population
(54%) and more than half of the nation's manufacturing establishments (53%).
Twenty major metropolitan areas are served by a one day's trucking service and another 30 are within two days. Major freeways that link the city to the rest of the country include Interstates 75, 71, and 74. Cincinnati's inland port is the nation's fifth largest for domestic barge traffic. Four major railroad systems serve the Cincinnati region. Courier hubs that are within 100 miles include Airborne Express, FedEx, DHL Worldwide, and UPS.

The Cincinnati MSA contains over 242 million square feet of industrial space.
The market has stabilized over the past several quarters as the availability rate continues to drop and gross absorption increases.  Although new construction in the industrial market has slowed considerably over the past two years, the stabilization of the market has resulted in an increase in new construction projects, with 3.4 million square feet of new space, largely comprised of build-to-suit projects and expansion of existing buildings.

The 2700 Earhart Court mortgaged property is located within the Northern
Kentucky submarket and the 9180 LeSaint Drive mortgaged property is located within the Northwest submarket.

Cincinnati Northern Kentucky submarket. According to an industrial market survey performed by CBRE in the fourth quarter of 2004 and discussions with
CBRE, the Northern Kentucky submarket contains 50.3 million square feet (20.8%
of the total Cincinnati market), has an average asking net lease rate of $3.62 psf, and a 11.94% vacancy rate.  The mortgage property is part of the Airpark
East submarket which is currently 15% vacant.  This park is in close proximity to the Cincinnati International Airport.  CBRE provided a 25 property competitive subset representing almost 8,000,000 square feet of space of which there is currently 500,000 square feet vacant and another 300,000 square feet available for sublease bringing the total competitive availability to 800,000 square feet, which equates to a 10% vacancy rate.

Cincinnati Northwest submarket. According to an industrial market survey performed by CBRE in the fourth quarter of 2004 and discussions with CBRE, the
Northwest submarket contains 58.8 million square feet (24.3% of the total
Cincinnati market), has an average asking net lease rate of $3.66 psf, and a
10.9% vacancy rate.  The mortgaged property is located within the center of the
Northern Cincinnati market. CBRE indicated that vacancy rates represented in the market survey are a result of the inclusion of some buildings being under construction and, excluding such buildings, the competitive vacancy rate is lower than 10%.  CBRE identified an inventory of 70 buildings within the
Northwest submarket consisting of freestanding buildings containing 80,000 to
150,000 square feet.  Excluding older buildings that are located 14 miles north of the mortgaged property, which are not competitive with the mortgaged property, the available square footage totals 450,000 on a total inventory of
7.5 million square feet, which equates to a 6% vacancy rate.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       46

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--------------------------------------------------------------------------------

ESCROWS. The following escrow/reserve accounts have been established with respect to HSA Industrial Portfolio I Loan:

                   ESCROWS / RESERVES
--------------------------------------------------------
 TYPE:                              INITIAL      MONTHLY
  Rollover Reserve ...........     $940,000      $40,114
  Other Reserves .............     $218,850           $0

Rollover Reserves. With respect to the mortgaged property located at 6700 Port
Road and occupied by Eagle USA Airfreight, Inc. ("Eagle USA"), the lender required an upfront reserve of $540,000. Amounts in the reserve will be released to the Borrower upon the receipt of satisfactory evidence that either
Eagle USA has renewed its lease or an acceptable replacement tenant is in place. With respect to the mortgaged property located at 4300 Diplomacy Drive, the lender required an upfront reserve of $400,000. Amounts in the reserve will be released to reimburse the Borrower for costs associated with reletting such mortgaged property. The monthly rollover deposit of $40,113.58 is required until the amount on deposit in such account is equal to $2,000,000 unless either EGL Eagle Logistics LP renews its sublease for the related mortgage property or all of the leases at the mortgaged properties have been either renewed or replaced with leases acceptable to the lender, in which case the monthly deposit is required until the amount in such account is equal to
$1,500,000.

Other Reserves. The lender required a $218,850 upfront reserve to offset a rent abatement associated with the mortgaged properties located at 2771-2779 & 2781
Westbelt Drive. One half of the amount in this account will be released to the
Borrower on the payment date occurring in April 2006 and the remainder on the payment date occurring in April 2007.

ADDITIONAL DEBT.  Lender funded a $4,200,000 mezzanine loan (the "HSA Mezzanine
Loan) to the equity owners of the HSA Industrial Portfolio I Borrowers. The HSA
Mezzanine Loan is secured by a pledge of 100% of the equity interests in the
HSA Industrial Portfolio I Borrowers. It is anticipated that the HSA Mezzanine
Loan will have an annual interest rate of 11.0%. The HSA Industrial Portfolio I
Loan and HSA Mezzanine Loan have a combined annual interest rate equal to
5.98%. The HSA Mezzanine Loan matures on June 8, 2015. In addition, at any time after payment in full of the HSA Mezzanine Loan the mezzanine borrower may obtain a new mezzanine loan, secured by a pledge of the mezzanine borrower's direct equity interests in the HSA Industrial I Borrowers provided that the mezzanine borrower satisfies certain conditions, including, that (i) the aggregate debt service coverage ratio (including both the HSA Industrial
Portfolio I Loan and the new mezzanine Loan) equals at least 1.10x, (ii) the aggregate amounts of the HSA Industrial Portfolio I Loan and the HSA Mezzanine
Loan will not exceed 85% of the fair market value of the properties and (iii)
the term of the HSA Mezzanine Loan will be co-terminus with the term of the HSA
Industrial Portfolio I Loan (or longer).

PREPAYMENT; RELEASE PROVISIONS.  The HSA Industrial Portfolio I Loan permits voluntary prepayment and the release of an individual property from the lien of the related mortgage at any time prior to the second anniversary of the creation of the series 2005-MCP1 trust in connection with the bona fide sale of a property to a third party provided that (i) the principal prepaid is in amount equal to the greatest of (a) 120% of the allocated loan amount of the individual property to be released, (b) 85% of the gross sales proceeds of such property, and (c) an amount necessary to produce a debt service coverage ratio on the remaining balance from cash flow on the remaining properties of at least
1.25:1; (ii) the HSA Industrial I Borrowers pay an amount equal to the greater of 1% of the principal amount being prepaid and a yield maintenance formula;
and (iii) the aggregate principal amount being prepaid in connection with such releases does not exceed $25,000,000. From the second anniversary of the creation of the series 2005-MCP1 trust until on or after the date which is three payment dates prior to the maturity date, voluntary prepayment of the HSA
Industrial Portfolio I Loan is prohibited. On or after the date which is three payment dates prior to the maturity date, the loans may be prepaid in full but not in part without the payment of prepayment premium. At any time after the second anniversary of the creation of the series 2005-MCP1 trust, the HSA
Industrial I Borrowers may defease the HSA Industrial Portfolio I Loan, in whole or in part, and in connection with a partial defeasance may obtain the release of an individual property from the lien of the related mortgage, provided, no event of default has occurred and certain conditions are met. The defeasance amount will be equal to the greater of (a) 120% of the allocated loan amount of the individual property to be released, (b) 85% of the gross sales proceeds of such property, and (c) an amount necessary to produce a debt service coverage ratio on the undefeased balance from cash flow on the remaining properties of at least 1.25:1. For purposes of property release and calculations of allocated loan amounts, the two properties occupied by Kellogg are treated as a single property. In connection with any partial release related to a voluntary prepayment or a defeasance, in whole in part, of the HSA
Industrial Portfolio I Loan, the mezzanine borrowers will be required to prepay in whole or in part, as applicable, the mezzanine loan(s) in accordance with the terms of the mortgage loan documents.

PROPERTY SUBSTITUTION. The HSA Industrial I Borrowers may substitute one or more of the HSA Industrial Portfolio I Properties upon satisfaction of certain conditions set forth in the loan documents, including without limitation: (a)
after giving effect to the proposed property substitution, the debt service coverage ratio for the aggregate of all individual properties for the preceding twelve months will be no less than the greater of (i) the debt service coverage ratio as of the origination date, and (ii) the debt service coverage ratio immediately prior to the property substitution is no greater than the lesser of
85% and the loan to value ratio immediately prior to the proposed property substitution; (c) if the HSA Industrial I Borrowers elects to replace either of the mortgaged real properties located at 2781 Westbelt Drive, Columbus, Ohio or
2771-2779 Westbelt Drive, Columbus, Ohio, the HSA Industrial I Borrowers must simultaneously replace the other property located in Westbelt Drive, and; (d)
lender receives a written confirmation from each rating agency that any ratings of the Certificates will not, as a result of the proposed substitution, be downgrade, qualified, or withdrawn.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       47

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT. HSA, an affiliate of the HSA Industrial I Borrowers, is the property manager. Founded in 1981, HSA is a diversified, full service real estate firm active in the marketing, development, asset management, and facilities management of office, industrial, and retail properties.  The company currently manages over 16 million square feet, has developed facilities totaling more than 26 million square feet, and has handled more than 5,000 real estate transactions.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       48

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--------------------------------------------------------------------------------

NORFOLK WATERSIDE MARRIOTT

[2 PHOTOGRAPHS OMITTED]

                     PROPERTY INFORMATION
 Number of Mortgaged Properties                            1
 Location (City/State)                           Norfolk, VA
 Property Type                                   Hospitality
 Size (Rooms)                                            405
 Percentage Occupancy as of March 31, 2005             74.6%
 Year Built                                             1991
 Year Renovated                                         2004
 Appraised Value                                 $59,000,000
 Underwritten Occupancy                                74.6%
 Underwritten Revenues                           $21,744,602
 Underwritten Total Expenses                     $15,618,572
 Underwritten Net Operating Income (NOI)          $6,126,030
 Underwritten Net Cash Flow (NCF)                 $5,256,246

                          LOAN INFORMATION
 Mortgage Loan Seller                                       MLML
 Loan Group                                                    1
 Origination Date                                August 24, 2004
 Cut-off Date Principal Balance                      $40,508,044
 Cut-off Date Loan Balance Per Key                      $100,020
 Percentage of Initial Mortgage Pool Balance                2.3%
 Number of Mortgage Loans                                      1
 Type of Security (fee/leasehold)                      Leasehold
 Mortgage Rate                                           6.3650%
 Amortization Type                                       Balloon
 IO Period (Months)                                            0
 Original Term to Maturity/ARD (Months)                      120
 Original Amortization Term (Months)                         300
 Lockbox                                                    Hard
 Cut-off Date LTV Ratio                                    68.7%
 LTV Ratio at Maturity or ARD                              54.5%
 Underwritten DSCR on NOI                                  1.87x
 Underwritten DSCR on NCF                                  1.60x

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       49

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--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       50

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Norfolk Waterside Marriott Loan") is evidenced by a single promissory note and is secured by a first mortgage encumbering the Waterside Marriott, located in Norfolk,Virginia (the "Norfolk
Waterside Marriott Property"). The Norfolk Waterside Marriott Loan represents
2.3% of the initial pool balance and 2.5% of the initial loan group 1 balance.
The Norfolk Waterside Marriott Loan was originated on August 24, 2004 and has a principal balance as of the cut-off date of $40,508,044.

THE BORROWER. The Borrower is a special purpose entity which owns 100% of the
Norfolk Waterside Marriott Property as a leasehold interest. The general partner of the Borrower is PVA III GP, LLC, which has a 0% ownership interest in the Borrower. The Borrower is 100% owned by Elizabeth Procaccianti as its sole member. CMS/Procaccianti Hospitality Holdings, L.P. is the sole limited partner of the Borrower. PHHGP, LLC is the general partner of the sole limited partner and has Elizabeth Procaccianti as its manager. Elizabeth Procaccianti is the Chief Operating Officer of The Procaccianti Group which owns and/or manages 23 hotel properties, comprised of approximately 5,100 guest rooms and
425,000 square feet of meeting space.

THE LOCKBOX. Loan documents require PVA III, L.P. (the "Borrower"), a Delaware limited partnership, to establish and maintain an account in the name of the
Borrower for the benefit of the lender (the "Lockbox") at a bank acceptable to the lender. The Borrower and property manager shall cause all Rent (as defined in the loan documents) which is due and payable to the Borrower or the property manager to be deposited into the Lockbox. Prior to the occurrence of a Trigger
Event (as hereinafter defined), all funds deposited into the Lockbox shall be made available to the Borrower. Upon the occurrence of a Trigger Event (as hereinafter defined), all funds on deposit in the Lockbox shall be transferred by or on behalf of the lender to an account under the sole dominion and control of the lender. A "Trigger Event" means the earliest to occur of (a) an Event of
Default (as defined in the loan documents) or (b) the payment date which is one month prior to the scheduled maturity date or (c) the date upon which the debt service coverage ratio falls below 1.30x.

THE PROPERTIES. The Norfolk Waterside Marriott Property was constructed in 1991 and consists of a 23 story hotel containing 405 guestrooms, restaurants and a lounge containing a total of 421 seats, an indoor swimming pool, a gift shop and two fitness rooms. The first 4 stories of the hotel contain connections to the adjacent Waterside Convention Center which, when combined with the Norfolk
Waterside Marriott Property's meeting space, contains approximately 60,000 square feet of meeting space. The Waterside Convention Center is managed and maintained by the same management of the hotel (see below) under a formal agreement with the City of Norfolk. The property operates under a franchise agreement with Marriott Corporation; this agreement expires in July 2018. The
Norfolk Waterside Marriott Property is located in downtown Norfolk, approximately 1/4 mile from I-264 which extends east-west from I-64 into downtown Norfolk.

The following table presents certain information relating to the Norfolk
Waterside Marriott Loan:



                                                   OPERATIONAL STATISTICS(1)
                                                                                                   TRAILING
                                                                                                   12-MONTH
                                                                                                    MARCH
                                          2001           2002           2003           2004          2005             UW

  Average Daily Rate (ADR) .........    $110.92        $113.07        $114.08        $115.35        $117.04        $115.50
  Occupancy % ......................     74.11%         76.41%         74.63%         74.62%          74.6%          74.6%
  RevPar ...........................     $82.20         $86.39         $85.14         $86.07         $87.32         $86.16


THE MARKET.(2,3) The Norfolk Waterside Marriott Property is located in the City of Norfolk within the Commonwealth of Virginia. The City of Norfolk is part of the Hampton Roads metropolitan statistical area and had a resident population of over 231,000 as of 2003. The three largest employment sectors in Norfolk as of 2003 were the Government (41.9%), Services (23.3%) and Trade (10.5%).
Commercial uses surrounding the Norfolk Waterside Marriott Property include office buildings, retail stores and restaurants. High-rise office buildings in the neighborhood are primarily anchored by financial services and banking institutions, including Bank of America, Wachovia, and South Trust Bank.

Hotel demand in the Norfolk area is primarily derived from the meeting and group segment, at approximately 39% of market-wide demand. The commercial, leisure and government segments account for approximately 24%, 21% and 17% of the remaining market-wide demand, respectively. The Norfolk Waterside Marriott
Property derives approximately 47%, 29%, 13% and 11% of its demand from the meeting and group, commercial, government and leisure segments, respectively.
The February 2005 trailing twelve-month average for market occupancy, average room rate and RevPAR was 59.9%, $80.87, and $48.42, respectively. Over the same period, the Norfolk Waterside Marriott Property has outperformed its market and achieved an occupancy penetration index of 118.4%, an average room rate penetration index of 126.4% and a RevPAR penetration index of 149.7%. Against its competitive set (5 hotels and 1,413 rooms), the occupancy, average room rate and RevPAR penetration index is 64.1%, 91.9% and 58.9%, respectively.

---------------------
1 Historical operational statistics were derived from Borrower provided
 Operating Statements.
2 Certain information is from the third party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisals.
3 Competitive set, ADR, Occupancy and RevPar penetration statistics were obtained from a February 2005 Smith Travel Research report.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       51

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

ESCROWS / RESERVES. The following escrows/reserves have been established with respect to the Norfolk Waterside Marriott Loan:

                              ESCROWS / RESERVES
                              ------------------

 TYPE:                                      INITIAL              MONTHLY
  Taxes ..............................      $23,026              $55,603
  Insurance ..........................           $0              $17,816
  Capital Expenditure / FF&E .........           $0      4% of Gross Revenues
  Seasonality Reserve ................     $833,439              $83,344

Capital Expenditure/FF&E: The amount held in reserve shall be adjusted annually to be equal to 4% of the gross receipts for the Norfolk Waterside Marriott
Property for the preceding year.  The reserve shall be used to reimburse the
Norfolk Waterside Marriott Borrower for ongoing repairs and replacements and/or replacement of  furniture, fixtures and equipment at the Norfolk Waterside
Marriott Property.

Seasonality Reserve: Commencing with the payment date occurring in February
2005 and on each payment date thereafter other than the payment date occurring in December and January of each year (the "Seasonal Payment Date"), the Norfolk
Waterside Marriott Borrower shall deposit funds in an amount equal to 1/10th of the amount equal to the principal, interest and other reserve payments required
(the "Seasonal Monthly Debt Service Amount") multiplied by two (the "Aggregate
Seasonal Monthly Debt Service Amount") to establish a reserve to pay the
Seasonal Monthly debt Service Amount on the Seasonal Payment Date.  The
Seasonal Reserve shall be adjusted, according to the loan documents, for any increases in the Seasonal Monthly Debt Service Amount.

PROPERTY MANAGEMENT. The Norfolk Waterside Marriott Property is managed by
Lenox Hotels, Inc., which is an affiliate of The Procaccianti Group. The
Procaccianti Group currently has 23 hotels under management (20 owned), comprised of approximately 5,100 guest rooms and approximately 425,000 square feet of meeting space.

FRANCHISE AGREEMENT: Marriott International, Inc. is the franchisor of the
Norfolk Waterside Marriott Property in accordance with a Franchise Agreement dated July 18, 2003.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       52

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

PRIUM OFFICE PORTFOLIO II

[2 PHOTOGRAPHS OMITTED]

                    PROPERTY INFORMATION
 Number of Mortgaged Real Properties                     11
 Location (City/State)                            See Table
 Property Type                                       Office
 Size (Square Feet)                                 341,558
 Percentage Occupancy as of May 23, 2005              98.6%
 Year Built                                       See Table
 Year Renovated                                   See Table
 Appraisal Value                                $51,150,000
 # of Tenants                                            11
 Average Rent Per Square Foot                        $14.71
 Underwritten Occupancy                               95.3%
 Underwritten Revenues                           $4,778,266
 Underwritten Total Expenses                       $951,648
 Underwritten Net Cash Flow (NOI)                $3,826,618
 Underwritten Net Cash Flow (NCF)                $3,592,321

                      MORTGAGE LOAN INFORMATION
 Mortgage Loan Seller                                        MLML
 Loan Group                                                     1
 Origination Date                              September 29, 2004
 Cut-off Date Principal Balance                       $40,353,239
 Cut-off Date Loan Balance Per SF/Unit                       $118
 Percentage of Initial Mortgage Pool Balance                 2.3%
 Number of Mortgage Loans                                       1
 Type of Security (fee/leasehold)                             Fee
 Mortgage Rate                                            5.4500%
 Amortization Type                                        Balloon
 IO Period (Months)                                             0
 Original Term to Maturity/ARD (Months)                       120
 Original Amortization Term (Months)                          360
 Lockbox                                                     Hard
 Cut-off Date LTV Ratio                                     78.9%
 LTV Ratio at Maturity or ARD                               66.4%
 Underwritten DSCR on NOI                                   1.39x
 Underwritten DSCR on NCF                                   1.30x

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       53

MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       54

MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Prium Portfolio Loan") is evidenced by a single promissory note secured by first mortgages encumbering 11 office buildings (the "Prium Portfolio Properties"). The table below provides specific information about the Prium Portfolio Properties. The Prium Portfolio Loan
represents approximately 2.3% of the initial mortgage pool balance and 2.5% of the initial loan group 1 balance.

The Prium Portfolio Loan was originated on September 29, 2004 ("Origination
Date") and has a principal balance as of the cut-off date of $40,353,239. The
Prium Portfolio Loan has a remaining term of 112 months to its maturity date of
October 1, 2014. The Prium Portfolio Loan may be prepaid on or after August 1,
2014, and permits defeasance with United States government obligations beginning two years after the creation of the securitization trust.

THE BORROWER. The borrower, CDC Properties I LLC (the "Prium Portfolio
Borrower") is a single-purpose Delaware limited liability company. CDC
Acquisition Company I LLC (the "Borrower Principal") owns 100% of the beneficial interests in the Prium Portfolio Borrower. Hyun J. Um is the sole member of CDC Acquisition Company I LLC. Special Member SPE, LLC, whose sole member is William F. Wright, serves as an independent director for the Prium
Portfolio Borrower.

Hyun J. Um serves as the indemnitor for the Prium Portfolio Loan. Mr. Um is a principal in Prium Development Company, LLC, which is an active developer of residential lots as well as an owner of commercial properties in Washington state. Prior to the acquisition of the Prium Portfolio Properties, Prium
Development Company, LLC owned 18 commercial buildings totaling more than
709,000 square feet, the majority of which are leased to the State of
Washington.

LOCKBOX. The Prium Portfolio Borrower shall cause all rent which is due and payable to the Prium Portfolio Borrower pursuant to the terms of the leases
(other than security deposits under valid leases which are held in the security deposit account) to be paid through automated clearing house funds or by
Federal wire directly to the central account. The Prium Portfolio Borrower is required to give each tenant under a lease an irrevocable direction in the form approved by the lender to deliver all rent payments made by tenants and other payments constituting rent directly to the central account. Notwithstanding the foregoing, if any rent is received by the Prium Portfolio Borrower or manager then (a) such amounts shall be held in trust for the benefit and as the property of the lender (b) such amounts shall not be commingled with any other funds or property of the Prium Portfolio Borrower or manager and (c) the Prium
Portfolio Borrower or manager shall deposit such amounts in the central account within (1) business day of receipt.

THE PROPERTIES. The Prium Portfolio Properties consist of 11 office buildings totaling 341,558 net rentable square feet. Six of the 11 Prium Portfolio
Properties (representing 74.7% of the total square footage and 75.3% of the total potential lease income) are situated in Lacey and Tumwater, Washington, within close proximity to the Washington capitol building. Five of these six buildings are located within Preferred Leasing Areas ("PLAs") established by the State of Washington to govern and control state space requirements in the capitol area. The building in Tumwater is proximate to the Capitol and designated PLAs, but is not technically within a PLA boundary. Nonetheless, this building is leased to the State of Washington Insurance Commission through
January, 2012. The other five buildings are located throughout the State of
Washington; one is situated in suburban Seattle, two are in Wenatchee, one is in Moses Lake, and one is in Chehalis. As of May 23, 2005, the Prium Portfolio
Properties were 98.6% occupied and 94.9% leased (with one State of Washington tenant continuing to occupy space on a holdover basis the Chehalis Building in
Chehalis, Washington).

The following table presents certain information regarding the Prium Portfolio
Properties:



                                   PORTFOLIO PROPERTIES
                                   --------------------
                                                     YEAR
                                                     BUILT/                  % OF SQUARE
              PROPERTY                LOCATION     RENOVATED    SQUARE FEET      FEET

 Lacey DSHS ....................     Lacey, WA       2000        85,238          25.0%
 Lacey Revenue .................     Lacey, WA       2001        66,596          19.5%
 Capitol Building ..............   Tumwater, WA   1973/2002      46,080          13.5%
 Attorney General
  Building .....................     Lacey, WA       1988        33,269           9.7%
 Wenatchee II ..................   Wenatchee, WA     1988        28,383           8.3%
 Moses Lake Building ...........  Moses Lake, WA  1980/1990      25,307           7.4%
 Department of
  Corrections ..................     Lacey, WA       1986        18,104           5.3%
 Chehalis Building .............   Chehalis, WA      1976        12,650           3.7%
 Wenatchee I ...................   Wenatchee, WA     1974        10,800           3.2%
 Seattle West ..................    Seattle, WA      1977         9,385           2.7%
 Department of Licensing .......     Lacey, WA       1985         5,746           1.7%
-------------------------------- ---------------- ---------      -------        -----
 TOTAL/WEIGHTED AVERAGE ........                                 341,558        100.0%

                                                                                      APPRAISED
              PROPERTY             OCCUPANCY               PRIMARY TENANT               VALUE

 Lacey DSHS ....................    97.6%               State of WA/DSHS           $14,200,000
 Lacey Revenue .................    95.9%        State of WA/Gambling Commission   $11,000,000
 Capitol Building ..............   100.0%      State of WA/Insurance Commissioner  $ 6,900,000
 Attorney General
  Building .....................   100.0%         State of WA/Attorney General     $ 5,300,000
 Wenatchee II ..................   100.0%               State of WA/DSHS           $ 3,800,000
 Moses Lake Building ...........   100.0%               State of WA/DSHS           $ 2,800,000
 Department of
  Corrections ..................   100.0%       State of WA/Dept. of Corrections   $ 2,300,000
 Chehalis Building .............   100.0%               State of WA/DSHS           $ 1,050,000
 Wenatchee I ...................   100.0%        State of WA/Employment Security   $ 1,200,000
 Seattle West ..................   100.0%        State of WA/Dept. of Licensing    $ 1,700,000
 Department of Licensing .......   100.0%        State of WA/Dept. of Licensing    $   900,000
--------------------------------  ------      ------------------------------------ -----------
 TOTAL/WEIGHTED AVERAGE ........    98.6%                                          $51,150,000


This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       55

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

The following table presents certain information relating to the Primary
Tenants of the Prium Portfolio Properties:



                        STATE OF WASHINGTON TENANTS BY BASE RENT(1)
                        -------------------------------------------

                                                                  CREDIT
                                                                 RATINGS      NUMBER OF
                  TENANT                  PARENT COMPANY     (MOODY'S/S&P)(2) LOCATIONS

 State of WA/ DSHS ..................  State of Washington     Aa1 / AA           4
 State of WA/ Insurance
  Commissioner ......................  State of Washington     Aa1 / AA           1
 State of WA/ Gambling
  Commission ........................  State of Washington     Aa1 / AA           1
 State of WA/Attorney General .......  State of Washington     Aa1 / AA           1
 State of WA/ Dept. of
  Employment Security ...............  State of Washington     Aa1 / AA           4
 State of WA/Dept. of Revenue .......  State of Washington     Aa1 / AA           1
 State of WA/Dept. of
  Corrections .......................  State of Washington     Aa1 / AA           1
 State of WA/Dept. of Licensing .....  State of Washington     Aa1 / AA           2
 State of WA/Dept. of Sentencing
  Guidelines ........................  State of Washington     Aa1 / AA           1
------------------------------------- --------------------- ----------------     --
 Total ..............................                                            16

                                                    % OF PORTFOLIO                   % OF
                  TENANT                BASE RENT      BASE RENT          SF    PORTFOLIO SF

 State of WA/ DSHS ..................  $1,932,319         39.0%       127,431       37.3%
 State of WA/ Insurance
  Commissioner ......................  $  645,120         13.0%        46,080       13.5%
 State of WA/ Gambling
  Commission ........................  $  576,184         11.6%        41,156       12.0%
 State of WA/Attorney General .......  $  499,035         10.1%        33,265        9.7%
 State of WA/ Dept. of
  Employment Security ...............  $  445,614          9.0%        32,130        9.4%
 State of WA/Dept. of Revenue .......  $  285,359          5.8%        19,748        5.8%
 State of WA/Dept. of
  Corrections .......................  $  261,603          5.3%        18,104        5.3%
 State of WA/Dept. of Licensing .....  $  184,658          3.7%        11,893        3.5%
 State of WA/Dept. of Sentencing
  Guidelines ........................  $   45,651          0.9%         2,974        0.9%
-------------------------------------- ----------         ----        -------       ----
 Total ..............................  $4,875,543         98.4%       332,785       97.4%


The following table presents certain information relating to the lease rollover schedule at the Prium Portfolio Properties:



                        LEASE ROLLOVER SCHEDULE(1)
                        --------------------------

                             NUMBER      SQUARE      % OF
                           OF LEASES     FEET        GLA      BASE RENT
             YEAR           EXPIRING   EXPIRING   EXPIRING    EXPIRING

 Vacant .................     NAP        4,752        1.4%       NAP
 Month-to-Month .........       1       12,650        3.7%     $312,708
 2005 ...................       6       53,567       15.7%     $706,334
 2006 ...................       4       67,055       19.6%     $993,866
 2007 ...................       0            0        0.0%           $0
 2008 ...................       2       34,129       10.0%     $511,935
 2009 ...................       2       21,078        6.2%     $307,254
 2010 ...................       1       61,091       17.9%     $899,989
 2011 ...................       1       41,156       12.0%     $576,184
 2012 ...................       1       46,080       13.5%     $645,120
 2013 ...................       0            0        0.0%           $0
 2014 ...................       0            0        0.0%           $0
 Thereafter .............       0            0        0.0%           $0
-------------------------     ---       ------      -----    ----------
 TOTAL ..................      18      341,558      100.0%   $4,953,390

                            % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                              RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
             YEAR           EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING

 Vacant .................     NAP           4,752          1.4%         NAP           NAP
 Month-to-Month .........       6.3%       17,402          5.1%       $312,708          6.3%
 2005 ...................      14.3%       70,969         20.8%     $1,019,042         20.6%
 2006 ...................      20.1%      138,024         40.4%     $2,012,908         40.6%
 2007 ...................       0.0%      138,024         40.4%     $2,012,908         40.6%
 2008 ...................      10.3%      172,153         50.4%     $2,524,843         51.0%
 2009 ...................       6.2%      193,231         56.6%     $2,832,097         57.2%
 2010 ...................      18.2%      254,322         74.5%     $3,732,086         75.3%
 2011 ...................      11.6%      295,478         86.5%     $4,308,270         87.0%
 2012 ...................      13.0%      341,558        100.0%     $4,953,390        100.0%
 2013 ...................       0.0%      341,558        100.0%     $4,953,390        100.0%
 2014 ...................       0.0%      341,558        100.0%     $4,953,390        100.0%
 Thereafter .............       0.0%      341,558        100.0%     $4,953,390        100.0%
--------------------------    -----       -------        -----      ----------        -----
 TOTAL ..................     100.0%      341,558        100.0%     $4,953,390        100.0%


---------------------
1 Information obtained from borrower rent roll.
2 Ratings provided are for the general obligations of the State of Washington as of February, 2005.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       56

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

THE MARKET.(1) The majority of the Prium Portfolio Properties (six properties representing 74.7% of the total square footage and 75.3% of the total potential lease income) are located in the cities of Lacey and Tumwater both of which are situated within the Thurston County office market. The Washington state capitol is located in Olympia, and the Thurston County office market is therefore dominated by state government and associated uses. The total inventory of office space in the county is estimated at approximately 7.4 million square feet, of which state agencies occupy approximately 80%. The state's office space in Thurston County is divided between state-owned space (approximately
3.1 million square feet) and space leased from private-sector owners
(approximately 2.8 million square feet). Thurston County buildings primarily leased as state office space are approximately 96% occupied.

Five of the six capitol-area subject properties are located in Preferred
Leasing Areas ("PLAs"), established by the State of Washington through a
10-year space planning initiative for the period between 2001 and 2010 . This plan, entitled Thurston County Leasing and Space Planning, was assembled with input from state agencies, local municipalities, and private-sector developers.
A key part of the plan calls for state leases to be concentrated in defined
PLAs in order to promote co-location of agencies and more efficient space utilization, and in order to control government sprawl away from core office campuses. The five buildings within defined PLAs are located in the Lacey PLA
1, which constitutes one of two primary satellite office campuses within five miles of the state capitol. The subject's Tumwater building is located between
Tumwater PLA 1 and Tumwater PLA 3; while not technically within a PLA, the building is leased to the State of Washington Insurance Commissioner through
January, 2012.

The five subject buildings not located in Thurston County are situated throughout Washington State. These buildings are occupied by a combination of government and private tenants providing services to area residents.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Prium Portfolio Loan:

                      ESCROWS / RESERVES
                      ------------------

 TYPE:                                 INITIAL       MONTHLY
  Taxes ...........................    $      0      $31,082
  Insurance .......................    $      0      $ 4,627
  Capital Expenditures ............    $      0      $ 4,269
  Lease Rollover Reserves .........    $250,000      $14,000

Lease Rollover Reserve. The Lease Rollover Reserve is subject to a rolling maximum of $770,000, so long as the Washington State government continues to occupy more than 85.0% of the Prium Portfolio Properties. Should the percentage of the state government occupancy decline from the historical levels at the properties, provisions governing the lease rollover reserve allow increases in both the monthly collections and the rolling maximum. Should state tenancy fall below 85.0% of the total portfolio by square footage, monthly collections in to the lease rollover reserve will escalate from $14,000 to $17,000 per month, and the rolling maximum will increase to $1,030,000. Should state tenancy fall below 80.0% of the total portfolio by square footage, monthly collections into the lease rollover reserve will escalate to $20,000 per month, and the rolling maximum will increase to $1,290,000.

PROPERTY MANAGEMENT. The Prium Portfolio Properties are managed by Prium
Development Company, LLC, an affiliate of the Prium Portfolio Borrower. Prium
Development, LLC also manages 18 other commercial buildings totaling more than
709,000 square feet for affiliates. The majority of these buildings are also leased to the State of Washington.

SUBORDINATE DEBT. CBA-Mezzanine Capital Finance, LLC issued a $2,557,500 B Note
(the "MezzCap Loan") made by the Prium Portfolio Borrower contemporaneously with the Prium Portfolio Loan. The MezzCap Loan encumbers the Prium Portfolio
Properties, and is secured by the same mortgages as the Prium Portfolio Loan.
The amortization term and maturity date for the MezzCap Loan are the same as for the Prium Portfolio Loan.

---------------------
1 Certain information is from the third party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       57

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

THE MANSIONS AT CANYON SPRINGS COUNTRY CLUB APARTMENTS

[2 PHOTOGRAPHS OMITTED]

                       PROPERTY INFORMATION
 Number of Mortgaged Real Properties                          1
 Location (City/State)                          San Antonio, TX
 Property Type                                      Multifamily
 Size (Units)                                               360
 Percentage Occupancy as of February 21, 2005             93.6%
 Year Built                                                2001
 Year Renovated                                             NAP
 Appraisal Value                                    $49,750,000
 Underwritten Occupancy                                   94.0%
 Underwritten Revenues                               $5,719,648
 Underwritten Total Expenses                         $2,396,287
 Underwritten Net Operating Income (NOI)             $3,323,362
 Underwritten Net Cash Flow (NCF)                    $3,233,362

                    MORTGAGE LOAN INFORMATION
 Mortgage Loan Seller                                   PNC
 Loan Group                                                1
 Origination Date                                May 3, 2005
 Cut-off Date Principal Balance                  $37,360,000
 Cut-off Date Loan Balance Per SF/Unit              $103,778
 Percentage of Initial Mortgage Pool Balance            2.1%
 Number of Mortgage Loans                                  1
 Type of Security (fee/leasehold)                        Fee
 Mortgage Rate                                       5.1700%
 IO Period (Months)                                       24
 Original Term to Maturity/ARD (Months)                   84
 Original Amortization Term (Months)                     360
 Lockbox                                                Hard
 Cut-off Date LTV Ratio                                75.1%
 LTV Ratio at Maturity or ARD                          69.4%
 Underwritten DSCR on NOI                              1.35x
 Underwritten DSCR on NCF                              1.32x

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       58

MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       59

MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

THE LOAN. The Mansions at Canyon Springs Country Club Apartments (the "Mansions
at Canyon Springs Loan"), is secured by a first deed of trust encumbering a
360-unit multifamily complex located in San Antonio, Texas ("The Mansions at
Canyon Springs Property"). The Mansions at Canyon Springs Loan represents approximately 2.1% of the initial mortgage pool balance and 2.3% of the loan group 1 balance. The Mansions at Canyon Springs Loan was originated on May 3,
2005 and has a principal balance as of the cut-off date of $37,360,000. The
Loan provides for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest.

The Mansion at Canyon Springs Loan has a remaining term of 84 months and matures on June 1, 2012. The Mansions at Canyon Springs Loan may be defeased on or after July 1, 2008 and may be prepaid without penalty or premium on or after
March 1, 2012.

THE BORROWER. The Borrower is Retreat at Canyon Springs, Ltd, a Texas Limited
Partnership, a special-purpose entity (the "Mansions at Canyon Springs
Borrower"). Most (99.5%) of the equity interest in the Mansions at Canyon
Springs Borrower is owned by Retreat at Canyon Springs Holdings, LTD, a Texas
Limited Partnership ("Mezzanine Borrower"). The remaining 0.5% of the equity interest in the Borrower is owned by RACS, LLC, a Delaware limited liability company ("RACS"). 16.67% of the equity interest in RACS is owned by U.S.
Advisor, LLC, a Virginia limited liability company ("U.S. Advisor"). The additional 83.33% of the equity interest in RACS is owned by MBS Strategic
Acquisitions, LLC, a Louisiana limited liability company ("MBS"). The indemnitors are MBS and U.S. Advisor. Michael B. Smuck is the owner of the MBS
Companies, a group of interrelated companies that together provide real estate and investment services to individuals, owners, investors, and institutional clients. Since their inception in 1987, the MBS Companies have formed more than
100 ownership entities for the acquisition of multifamily properties valued in excess of $500 million. To date, the lender has provided to Mr. Smuck approximately $788 million in financing on 71 multifamily properties with a total of nearly 17,000 units.

LOCKBOX. The Loan documents require hard cash management. The Mansions at
Canyon Springs Borrower was required to establish a lender-controlled lockbox account. The Loan documents require the Mansions at Canyon Springs Borrower to cause all rent which is due and payable to the Mansions at Canyon Springs
Borrower pursuant to the terms of the leases to be paid immediately and directly to the lockbox account. The Mansions at Canyon Springs Borrower shall give each tenant an irrevocable direction, in the form approved by the lender, to deliver all tenant payments to the lockbox account. Provided no event of default is continuing, funds in the lockbox account are applied on each disbursement date to (a) the reimbursement of lockbox costs, (b) fund any tax and insurance escrows, (c) pay any unreimbursed lender costs, (d) pay the monthly debt service on the loan, (e) fund the reserve amount for the next disbursement date, (f) until the mezzanine loan is paid in full, pay the monthly debt service on the Mezzanine Loan and (g) upon full payment of the mezzanine loan, distribute the balance to the Mansions at Canyon Springs
Borrower.

THE PROPERTY.  The Mansions of Canyon Springs Property is a 360-unit, upscale,
Class "A" apartment community located at 24245 Wilderness Oak, San Antonio,
Bexar County, Texas. The Mansions at Canyon Springs Property consists of 35 buildings (including the clubhouse) of 2 and 3 stories each, with attached garage and direct access from the ground level. Occupancy was approximately 94%
as of February 21, 2005. The entire site is fenced except for the clubhouse.
The community includes a 10,000 sf clubhouse with rooms for manicures/pedicures and massages, a 20-seat theatre/media room, a sauna, a tanning room, a business center, a conference room, an aerobic room (with floating floor), a workout room with numerous machines, a billiards room and a kitchenette. The community has two pools, a lighted tennis court facility, basketball court, sand volleyball court and a jogging trail. Amenities for individual units include intrusion alarms, full kitchens with all the amenities including upgraded appliances, ample cabinet space, bathrooms with a jacuzzi tub, and ten foot ceilings with crown molding. All units have washer/dryer hookups. There are 79 units that have hardwood floors instead of carpeting, 139 units have granite countertops, both of which are upgrades reflecting premium pricing and 292 units have fireplaces. The number of parking spaces reflects the parking within garages and outside parking for guests and overflow. The Mansions at Canyon
Springs Property has an attractive density of 11.24 units per acre.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       60

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

The following table presents certain information relating to the unit configuration of The Mansions at Canyon Springs Property:



                                                     MULTIFAMILY INFORMATION
                                                     -----------------------
                                              WEIGHTED                                     WEIGHTED          WEIGHTED
                                           AVERAGE UNIT       NET           % OF     AVERAGE MONTHLY   AVERAGE MONTHLY
 UNIT MIX                   NO. OF UNITS    SQUARE FEET   RENTABLE SF   TOTAL UNITS     ASKING RENT     MARKET RENT/UNIT

 1BR/1BA                         68              795           795          18.9%          $  878            $  850
 2BR/1BA                         34            1,103         1,103           9.4%          $1,161            $1,135
 2BR/2BA                        126            1,235         1,235          35.0%          $1,320            $1,256
 3BR/2BA                         96            1,748         1,748          26.7%          $1,706            $1,626
 4BR/2BA                         36            1,884         1,884          10.0%          $1,566            $1,815
------                          ---            -----         -----         -----           ------            ------
 Total/Weighted Average         360            1,341         1,341         100.0%          $1,348            $1,323


THE MARKET.  The Mansions at Canyon Springs Property is located in the northern part of San Antonio in an area commonly known as the "hill country." According to The San Antonio Multifamily Trend Report, there are a total of 2,496 units within the Far North Central (FNC) submarket, all of which are considered to be
Class "A" communities. Average physical occupancy for the FNC submarket, as of
4th Quarter of 2004, is reported to be 93.99%, up significantly from the 1st
Quarter 2004 occupancy of 91.27%. The survey reported the average rental rates for the FNC submarket were $1.00/sf per month, up from $0.99/sf per month in the 1st Quarter of 2004. In San Antonio overall, 1,622 new apartment units were leased in 2004, compared with 1,011 units in 2003. The pace of new completions jumped up 250 percent with 3,160 apartment units completed in 2004 compared to just 902 during the previous year. Two new apartment complexes are reported to be under construction in the 4th Quarter of 2004. The 358-unit Montecristo and the 258-unit Bristol Canyons at Encino Commons are both located in the Far
North Submarket. Additionally, a 300-unit community known as Abby at Stone Oak is proposed for construction at Stone Oak and Hardy Oak.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Mansions at Canyon Springs Apartment Loan:

                       ESCROWS / RESERVES
  TYPE:                                   INITIAL      MONTHLY
  Taxes ............................     $      0      $57,434
  Insurance ........................     $      0      $11,567
  Capital Improvements .............     $      0      $ 7,500
  Immediate Repair Reserve .........     $400,000      $     0

Capital Improvements: The Mansions at Canyon Springs Borrower will fund an escrow for Capital Improvement items in the amount of $90,000 per year up to a maximum of $180,000.

SUBORDINATE DEBT. RAlT Investment Trust, through its subsidiary RAlT
Partnership, L.P. has provided $7,000,000 in mezzanine financing to the
Mezzanine Borrower ("Mezzanine Loan"). The Mezzanine Loan is secured by (i) a pledge from the Mezzanine Borrower of 99.5% of the equity in the Mansions at
Canyon Springs Borrower, (ii) a pledge by U.S. Advisor of 16.67% of the equity in RACS, and (iii) a pledge by MBS of 83.33% of the equity in RACS.

PROPERTY MANAGEMENT.  The Mansions at Canyon Springs Property is managed by MBS
Management Services, Inc., which is owned by the sponsor, Michael B. Smuck. Mr.
Smuck's experience in the multifamily market started in the early 1980's and has grown today such that his operations include a staff of over 300 employees and a portfolio of 71 properties totaling nearly 17,000 units. The sponsor's portfolio includes properties in Houston, Dallas/Fort Worth, San Antonio, Tampa and Orlando. MBS Management Services currently manages eight communities (2,744 units) in the Greater San Antonio metropolitan area.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       61

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--------------------------------------------------------------------------------

WEBSTER PLACE

[2 PHOTOGRAPHS OMITTED]

                     PROPERTY INFORMATION
 Number of Mortgaged Real Properties                      1
 Location (City/State)                          Chicago, IL
 Property Type                                       Retail
 Size (Square Feet)                                 134,329
 Percentage Occupancy as of March 31, 2005           100.0%
 Year Built                                            1988
 Year Renovated                                         NAP
 Appraisal Value                                $48,400,000
 # of Tenants                                            10
 Average Rent Per Square Foot                        $21.49
 Underwritten Occupancy                               99.0%
 Underwritten Revenues                           $4,854,536
 Underwritten Total Expenses                     $1,603,435
 Underwritten Net Cash Flow (NOI)                $3,251,101
 Underwritten Net Cash Flow (NCF)                $3,126,827

                     MORTGAGE LOAN INFORMATION
 Mortgage Loan Seller                                       CRF
 Loan Group                                                   1
 Origination Date                                April 28, 2005
 Cut-off Date Principal Balance                     $36,700,000
 Cut-off Date Loan Balance Per SF/Unit                     $273
 Percentage of Initial Mortgage Pool Balance               2.1%
 Number of Mortgage Loans                                     1
 Type of Security (fee/leasehold)                           Fee
 Mortgage Rate                                          5.6300%
 Amortization Type                                   IO-Balloon
 IO Period (Months)                                          60
 Original Term to Maturity/ARD (Months)                     120
 Original Amortization Term (Months)                        360
 Lockbox                                                   Hard
 Cut-off Date LTV Ratio                                   75.8%
 LTV Ratio at Maturity or ARD                             70.6%
 Underwritten DSCR on NOI                                 1.28x
 Underwritten DSCR on NCF                                 1.23x

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       62

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--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       63

MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Webster Place Loan") is evidenced by a single promissory note that is secured by a first mortgage encumbering a retail property located in Chicago, Illinois (the "Webster Place Property"). The
Webster Place Loan represents approximately 2.1% of the initial mortgage pool balance and approximately 2.3% of the initial loan group 1 balance.

The Webster Place Loan was originated on April 28, 2005 and has a principal balance of $36,700,000 as of the cut-off date. As of the cut-off date, the
Webster Place Loan has a remaining term of 119 months and a scheduled maturity date of May 8, 2015. The Webster Place Loan may be prepaid without a prepayment premium on or after the payment date in February 2015. In addition, the borrower may defease the Webster Place Loan with United States government securities two years after creation of the series 2005-MCP1 trust.

THE BORROWER. The "Webster Place Borrower" is comprised of sixteen special purpose entities who own undivided fractional interests in the property as tenants-in-common. The sponsor of the Borrower is Syndicated Equities
Corporation ("SEC"). SEC is a national real estate investment company specializing in commercial real estate acquisition and syndication. Since 2002,
SEC has completed in excess of $350 million of tenants-in-common transactions.
Each tenant-in-common borrower may transfer its interest to a successor tenant-in-common borrower subject to the lender's approval and the payment of a transfer fee. The mortgage loan documents do not permit more than seventy-five separate tenant-in-common borrowers at any time.

LOCKBOX. The Webster Place Borrower has established a "hard" lockbox. The
Webster Place Borrower is required to direct all tenants to make their payments directly to a deposit account. Prior to a cash management period, all funds received in the deposit account will be swept to an account specified by the
Webster Place Borrower. During a cash management period, all funds in the deposit account are swept to a cash collateral account and applied by the lender to pay for real estate taxes, insurances premiums, debt service, capital expenditures, rollover reserve, and during a Bally's Trigger Event (as defined below), to pay (x) operating expenses, (y) extraordinary expenses approved by lender and (z) the Bally's reserve sub account until the amount in such account equals $1,000,000, and if no event of default has occurred and is continuing all excess cash flow will be remitted to the Webster Place Borrower. A cash management period occurs if (a) an event of default has occurred and is continuing, (b) the Webster Place Loan fails to achieve a debt service coverage ratio of at least 1.10:1 as of the last day of any calendar quarter, or (c) (i)
Bally Total Fitness Corporation (a tenant at the Webster Place Property)
("Bally's") closes its store for a period in excess of 15 consecutive days
("goes dark"), other than as a result of a casualty or remodeling or (ii) an order for relief is entered against Bally's under the U.S. Bankruptcy Code
(either such event, a "Bally's Trigger Event").

THE PROPERTY. The Webster Place Property is a 134,329-square foot retail plaza that was constructed in 1988. The Webster Place Property is located in the
"Clybourn Corridor" in the Lincoln Park neighborhood of Chicago, IL and is currently 100% occupied. The anchor tenants are an 11-screen Loews Theater,
Bally Total Fitness, Barnes & Noble, and Bank One. The Webster Place Property
includes 650 on-site parking spaces split among an attached 430-space three-story parking garage, an immediately adjacent 170-space two-story garage, and a 50-car surface lot. The "Clybourn Corridor" is a retail destination with local and national retailers including Crate & Barrel, Bed, Bath & Beyond, Home
Depot, The Container Store, Pottery Barn, Banana Rebublic, The Gap, Old Navy,
Border's Books, Whole Foods, CVS Pharmacy, Trader Joe's, and Restoration
Hardware.

The following table presents certain information relating to the major tenants at the Webster Place Property:



                            TENANT INFORMATION
--------------------------------------------------------------------------
               TENANT NAME                         PARENT COMPANY

 Webster Chicago Cinemas, Inc.(1) ... Loews Cineplex Entertainment Corp.
 Bally Total Fitness(2) .............  Bally Total Fitness Holding Corp.
 Barnes & Noble Book Sellers, Inc. ..        Barnes & Noble, Inc.
 Bank One Building Corporation ......        JPMorgan Chase & Co.

               TENANT NAME              CREDIT RATINGS    SQUARE    % OF GLA   SALES      BASE       LEASE
                                       (MOODY'S / S&P)     FEET                 PSF    RENT PSF   EXPIRATION

 Webster Chicago Cinemas, Inc.(1) ...       B2/B(3)      49,500       36.8%     $108    $17.62     3/31/2019
 Bally Total Fitness(2) .............     Caa2/CCC+(3)   32,315       24.1%       --    $20.90    11/30/2014
 Barnes & Noble Book Sellers, Inc. ..      Ba3/NR(4)     29,957       22.3%     $268    $19.65     4/30/2012
 Bank One Building Corporation ......      Aa3/A+(3)     10,660        7.9%       --    $36.08     5/31/2010


-----------------
1 Sales per square foot for 2004 as reported by the borrower. No representation is made as to the accuracy of the sales data.
2 S&P and Moody's recently downgraded the ratings of Bally's. In addition, both agencies have a negative outlook on the company. Bally's has recently dismissed several senior managers for participating in alleged misleading accounting practices.
3 Ratings provided are those of the parent company, which does not guarantee the tenant's lease.
4 Ratings provided are those of the parent company, which does guarantee the tenant's lease.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       64

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--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Webster Place Property:

                     LEASE ROLLOVER SCHEDULE(1,2)
-------------------------------------------------------------------------------
                       NUMBER OF     SQUARE      % OF                 % OF BASE
                        LEASES       FEET        GLA      BASE RENT     RENT
          YEAR         EXPIRING    EXPIRING   EXPIRING    EXPIRING    EXPIRING
 Vacant ............     NAP             0       0.0%        NAP        NAP
 2005 ..............       0             0       0.0%    $        0     0.0%
 2006 ..............       1         2,996       2.2%    $   94,368     3.3%
 2007 ..............       0             0       0.0%    $        0     0.0%
 2008 ..............       3         5,973       4.4%    $  186,087     6.4%
 2009 ..............       1         1,754       1.3%    $   52,620     1.8%
 2010 ..............       2        11,834       8.8%    $  416,976    14.4%
 2011 ..............       0             0       0.0%    $        0     0.0%
 2012 ..............       1        29,957      22.3%    $  588,528    20.4%
 2013 ..............       0             0       0.0%    $        0     0.0%
 2014 ..............       1        32,315      24.1%    $  675,383    23.4%
 2015 ..............       0             0       0.0%    $        0     0.0%
 2016 ..............       0             0       0.0%    $        0     0.0%
 Thereafter ........       1        49,500      36.8%    $  872,289    30.2%
--------------------      --       -------     -----     ----------    -----
 TOTAL .............      10       134,329     100.0%    $2,886,251   100.0%

                         CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                        SQUARE FEET     % OF GLA     BASE RENT       OF BASE
          YEAR            EXPIRING      EXPIRING      EXPIRING        RENT
 Vacant ............             0        0.0%          NAP            NAP
 2005 ..............             0        0.0%      $        0         0.0%
 2006 ..............         2,996        2.2%      $   94,368         3.3%
 2007 ..............         2,996        2.2%      $   94,368         3.3%
 2008 ..............         8,969        6.7%      $  280,455         9.7%
 2009 ..............        10,723        8.0%      $  333,075        11.5%
 2010 ..............        22,557       16.8%      $  750,051        26.0%
 2011 ..............        22,557       16.8%      $  750,051        26.0%
 2012 ..............        52,514       39.1%      $1,338,579        46.4%
 2013 ..............        52,514       39.1%      $1,338,579        46.4%
 2014 ..............        84,829       63.2%      $2,013,962        69.8%
 2015 ..............        84,829       63.2%      $2,013,962        69.8%
 2016 ..............        84,829       63.2%      $2,013,962        69.8%
 Thereafter ........       134,329      100.0%      $2,886,251       100.0%
---------------------      -------      -----       ----------       -----
 TOTAL .............       134,329      100.0%      $2,886,251       100.0%

THE MARKET(3). The Webster Place Property is located in the Lincoln Park neighborhood of Chicago, Cook County, IL in the Chicago primary metropolitan statistical area (the "Chicago PMSA"). The Chicago PMSA has a population of more than 8 million. Area population grew by more than 11.4% between 1990 and
2000 (by more than 250,000 people) and is projected to grow by more than another 3% in the period from 2003 to 2008. The Chicago metropolitan area had an unemployment rate for year-end 2004 of 5.5%, down from 6.8% in 2003. Total median household effective buying income for the Chicago PMSA is $44,783, compared to $41,219 for the State of Illinois and $38,201 for the United
States.

Primary employment sectors for the Chicago PMSA include trade, transportation, and utilities (20.9%), professional and business services (15.5%), government
(12.5%), educational and health services (12.2%), and manufacturing (11.2%).
The largest private sector employers are Jewel-Osco (39,220), Advocate Health
Care (25,293), SBC Ameritech (21,000), United Parcel Service of America
(19,063), Walgreen Co. (17,049), Target Corp. (17,000), and Abbott Laboratories
(16,851).

The Webster Place Property is located at the southwest corner of Clybourn and
Webster Avenues in the "Clybourn Corridor" in the Lincoln Park neighborhood of
Chicago. The Lincoln Park neighborhood is located on Chicago's north side, approximately four miles from Chicago's central business district. The one-mile radius area surrounding the Webster Place Property has a population of over
49,000 and an average household income of over $123,000.

The Webster Place Property's submarket is considered the "City North" submarket of Chicago.  Rental rates in the City North submarket ranged from $26.75 to
$31.60 per square foot on a gross basis at the end of the fourth quarter 2004.
Vacancy within the submarket is reported to be 2.7%, compared to 7.6% for the overall Chicago market.  The rental comparables identified by the appraiser currently display an overall 99% occupancy.  Tenants at the Webster Place
Property are paying, on average, below market rents.  Base rental rates at the
Webster Place Property can be divided among five types of spaces; theater, fitness center, big box, branch bank, and in-line space, each of which appear to be below market levels.
-----------------
1 Information obtained from borrower provided rent roll as of March 31, 2005.
2 Excludes Metro Light lease. Metro Light (scheduled expiration date of
  09/2008) has signage on site and pays percentage rent.
3 Certain information is from the third party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       65

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MCP1
--------------------------------------------------------------------------------

ESCROWS. The following escrow/reserve accounts have been established with respect to the Webster Place Loan:

                    ESCROWS/RESERVES
                    ----------------

 TYPE:                               INITIAL      MONTHLY
 Taxes ........................      $74,470      $74,470
 Insurance ....................      $24,488      $     0
 Capital Expenditures .........      $     0      $   415

Insurance. Initial deposit represents six months of insurance premiums to be held in escrow in lieu of monthly collections. The Webster Place Borrower is required to pay insurance premiums directly.

Rollover Reserve. In the event that during any period the property is less than
95% occupied by tenants in possession and paying rent, a rollover reserve of
$11,166.67 per month will be collected unless the Borrower is required to make deposits into the Bally's reserve upon the occurrence of a Bally's Trigger
Event. Further, in the event that, at any time on or before the fifth anniversary of the loan closing, (i) an order for relief is entered against
Bally Total Fitness Corporation ("Bally's") under the Bankruptcy Code, or (ii)
Bally's closes its store at the Webster Place Property or is not open for business for a period in excess of fifteen consecutive days (excluding any period resulting from a casualty or remodeling) (either such event, a "Bally's
Trigger Event"), the Borrower is required to deposit into the Bally's reserve account $500,000 within two business days. During the continuance of a Bally's
Trigger Event, all excess cash flow is swept into the Bally's reserve account until the amount on deposit is equal to $1,000,000.

Parking Income Letter of Credit. The Webster Place Borrower delivered to the lender as additional collateral for the Webster Place Loan a letter of credit in the amount of $500,000 issued by Northern Trust Bank. The lender may draw upon the letter of credit following an event of default. In the event that base and percentage rent under the lease of the parking spaces equal or exceed
$110,250 (the "Budgeted Amount") for the first twelve months of the lease term, the lender will release the letter of credit. In the event the base and percentage rent do not exceed the Budgeted Amount, the letter of credit amount may be reduced by a proportionate amount equal to the percentage that the base and percentage rent are of the Budgeted Amount.

Theater Income Escrow Assignment. The prior owner of the mortgaged property deposited $1,000,000 in escrow for the benefit of the Webster Place Borrower in the event that the percentage rent paid by the theater tenant does not generate the targeted rental income. The Webster Place Borrower assigned this escrow account to the lender. If the annual percentage rent paid by the theater tenant in any year during the term of the escrow is less than $300,000, such shortfall
(but in no event more than $100,000) will be paid to the Borrower from the escrow account. Any balance in the escrow account at the end of the term (which is 10 years unless sooner terminated by Borrower selling the Webster Place
Property or the theater tenant permanently discontinuing operations at the
Webster Place Property) will be paid to the prior owner.

ADDITIONAL DEBT. The direct or indirect owners of 100% of the equity interests of the Borrower may incur mezzanine debt secured by a pledge of the equity interests in the Webster Place Borrower provided, among other things, that (a)
the aggregate of the first mortgage debt and the mezzanine debt do not exceed
80% of the fair market value of the Webster Place Property ; (b) the debt service coverage ratio on such aggregate debt amount is not less than 1.20:1 and (c) the mezzanine debt is incurred solely in connection with an expansion of the theater space.

PROPERTY MANAGEMENT. The manager for the Webster Place Property is Jerome H.
Meyer & Company ("JHM"). JHM has managed and leased the subject property since
1988 and has managed numerous properties for SEC's principals over the past 30 years.  JHM's property management program currently includes approximately 70 properties with a total of approximately 2,500 units, including residential, condominium, retail, and office buildings.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC
Capital Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
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